                                                                   EXHIBIT 10.14
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                               CREDIT AGREEMENT

                          DATED AS OF APRIL 30, 1997

                                     AMONG

                      CULLIGAN WATER TECHNOLOGIES, INC.,

                                      AND

                         VARIOUS SUBSIDIARIES THEREOF,

                                 AS BORROWERS,

                           BANK OF AMERICA ILLINOIS,
                           AS ADMINISTRATIVE AGENT,

                           BANK OF AMERICA ILLINOIS,
                           AS SWING LINE LENDER AND
                       LETTER OF CREDIT ISSUING LENDER,

                        HARRIS TRUST AND SAVINGS BANK,
                            AS DOCUMENTATION AGENT,

                            LASALLE NATIONAL BANK,
                            AS DOCUMENTATION AGENT,

                      THE FIRST NATIONAL BANK OF CHICAGO,
                             AS SYNDICATION AGENT,

                                      AND

                   THE FINANCIAL INSTITUTIONS PARTY HERETO,
                                  AS LENDERS


                                  ARRANGED BY

                         BANCAMERICA SECURITIES, INC.


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                               TABLE OF CONTENTS
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Section                                                                    Page
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   ARTICLE I                             DEFINITIONS
   1.1    Certain Defined Terms.............................................  1
   1.2    Other Interpretive Provisions..................................... 20
   1.3    Accounting Principles............................................. 22
   1.4    Currency Equivalents Generally.................................... 22
   1.5    Introduction of Euro.............................................. 22

   ARTICLE II                           THE CREDITS

   2.1    Amounts and Terms of Commitments.................................. 23
   2.2    Loan Accounts..................................................... 23
   2.3    Procedure for Borrowings.......................................... 24
   2.4    Conversion and Continuation Elections for Borrowings.............. 25
   2.5    Utilization of Commitments in Offshore Currencies................. 26
   2.6    Reduction or Termination of Commitments........................... 28
   2.7    Prepayments....................................................... 29
   2.8    Currency Exchange Fluctuations.................................... 29
   2.9    Repayment......................................................... 30
   2.10   Interest.......................................................... 30
   2.11   Fees.............................................................. 31
          (a)  Arrangement, Agency Fees..................................... 31
          (b)  Facility Fees................................................ 31
   2.12   Computation of Fees and Interest.................................. 31
   2.13   Payments by the Borrowers......................................... 32
   2.14   Payments by the Lenders to the Administrative Agent............... 33
   2.15   Sharing of Payments............................................... 34
   2.16   Swing Line Commitment............................................. 34
   2.17   Borrowing Procedures for Swing Line Loans......................... 34
   2.18   Prepayment or Refunding of Swing Line Loans....................... 35
   2.19   Participations in Swing Line Loans................................ 35
   2.20   Participation Obligations Unconditional........................... 36
   2.21   Conditions to Swing Line Loans.................................... 37
   2.22   Designation of Borrowing Subsidiaries............................. 37

   ARTICLE III                  THE LETTERS OF CREDIT

   3.1    The Letter of Credit Subfacility.................................. 37
   3.2    Issuance, Amendment and Renewal of Letters of Credit.............. 39
   3.3    Risk Participations, Drawings and Reimbursements.................. 41
   3.4    Repayment of Participations....................................... 43
   3.5    Role of the Issuing Lender........................................ 44
   3.6    Obligations Absolute.............................................. 45

   3.7    Cash Collateral Pledge............................................ 46
   3.8    Letter of Credit Fees............................................. 46
   3.9    Uniform Customs and Practice...................................... 47
   3.10   Letters of Credit for the Account of Subsidiaries................. 47

   ARTICLE IV           TAXES, YIELD PROTECTION AND ILLEGALITY

   4.1    Taxes............................................................. 47
   4.2    Illegality........................................................ 50
   4.3    Increased Costs and Reduction of Return........................... 51
   4.4    Funding Losses.................................................... 52
   4.5    Inability to Determine Rates...................................... 53
   4.6    Additional Interest on Certain Offshore Rate Loans................ 54
   4.7    Certificates of Lenders........................................... 54
   4.8    Substitution of Lenders........................................... 54
   4.9    Right of Lenders to Fund through Branches and Affiliates.......... 55
   4.10   Survival.......................................................... 55

   ARTICLE V                    CONDITIONS PRECEDENT

   5.1    Conditions to Initial Credit Extensions........................... 55
          (a)    Agreement and Notes........................................ 55
          (b)    Resolutions; Incumbencies.................................. 56
          (c)    Organization Documents..................................... 56
          (d)    Guaranty................................................... 56
          (e)    Payment of Fees............................................ 56
          (f)    Certificate................................................ 56
          (g)    Legal Opinions............................................. 57
          (h)    Other Documents............................................ 57
   5.2    Conditions to Initial Loans to Each Borrowing Subsidiary.......... 57
          (a)    Assumption Letter.......................................... 57
          (b)    Notes...................................................... 57
          (c)    Resolutions; Incumbencies.................................. 57
          (d)    Legal Opinions............................................. 58
          (e)    Other Documents............................................ 58
   5.3    Conditions to All Credit Extensions............................... 58
          (a)    Notice, Application........................................ 58
          (b)    Continuation of Representations and Warranties............. 58
          (c)    No Existing Default........................................ 58

   ARTICLE VI               REPRESENTATIONS AND WARRANTIES

   6.1    Corporate Existence and Power..................................... 59
   6.2    Authorization; No Contravention................................... 59
   6.3    Governmental Authorization........................................ 60
   6.4    Binding Effect.................................................... 60

   6.5    Litigation........................................................ 60
   6.6    No Default........................................................ 60
   6.7    ERISA Compliance.................................................. 61
   6.8    Use of Proceeds; Margin Regulations............................... 62
   6.9    Title to Properties............................................... 62
   6.10   Taxes............................................................. 62
   6.11   Financial Condition............................................... 62
   6.12   Environmental Matters............................................. 63
   6.13   Regulated Entities................................................ 63
   6.14   No Burdensome Restrictions........................................ 63
   6.15   Copyrights, Patents, Trademarks and Licenses, etc................. 63
   6.16   Subsidiaries...................................................... 63
   6.17   Insurance......................................................... 64
   6.18   Full Disclosure................................................... 64

   ARTICLE VII               AFFIRMATIVE COVENANTS

   7.1    Financial Statements.............................................. 64
   7.2    Certificates; Other Information................................... 65
   7.3    Notices........................................................... 66
   7.4    Preservation of Corporate Existence, Etc.......................... 67
   7.5    Maintenance of Property........................................... 67
   7.6    Insurance......................................................... 68
   7.7    Payment of Obligations............................................ 68
   7.8    Compliance with Laws.............................................. 68
   7.9    Compliance with ERISA............................................. 68
   7.10   Inspection of Property and Books and Records...................... 68
   7.11   Environmental Laws................................................ 69
   7.12   Use of Proceeds................................................... 69
   7.13   Guaranty.......................................................... 69

   ARTICLE VIII                NEGATIVE COVENANTS

   8.1    Limitation on Liens............................................... 70
   8.2    Disposition of Assets............................................. 72
   8.3    Consolidations and Mergers........................................ 73
   8.4    Loans and Investments............................................. 73
   8.5    Limitation on Indebtedness........................................ 74
   8.6    Transactions with Affiliates...................................... 75
   8.7    Use of Proceeds................................................... 75
   8.8    Contingent Obligations............................................ 76
   8.9    Leverage Ratio.................................................... 76
   8.10   Minimum Net Worth................................................. 77
   8.11   Interest Coverage Ratio........................................... 77
   8.12   Restricted Payments............................................... 77
   8.13   ERISA............................................................. 77
   8.14   Change in Business................................................ 78
   8.15   Accounting Changes................................................ 78
   8.16   Margin Stock...................................................... 78

   ARTICLE IX               EVENTS OF DEFAULT

   9.1    Event of Default.................................................. 78
          (a)    Non-Payment................................................ 78
          (b)    Representation or Warranty................................. 78
          (c)    Specific Defaults.......................................... 78
          (d)    Other Defaults............................................. 79
          (e)    Cross-Default.............................................. 79
          (f)    Insolvency; Voluntary Proceedings.......................... 79
          (g)    Involuntary Proceedings.................................... 79
          (h)    ERISA...................................................... 80
          (i)    Monetary Judgments......................................... 80
          (j)    Non-Monetary Judgments..................................... 80
          (k)    Guaranty................................................... 80
          (l)    Change of Control.......................................... 80
   9.2    Remedies.......................................................... 80
   9.3    Not Exclusive..................................................... 81

   ARTICLE X                     THE ADMINISTRATIVE AGENT

   10.1   Appointment and Authorization..................................... 82
   10.2   Delegation of Duties.............................................. 82
   10.3   Liability of Agent-Related Persons................................ 83
   10.4   Reliance by Administrative Agent.................................. 83
   10.5   Notice of Default................................................. 84
   10.6   Credit Decision................................................... 84
   10.7   Indemnification of the Administrative Agent....................... 85
   10.8   Administrative Agent in Individual Capacity....................... 85
   10.9   Successor Administrative Agent.................................... 86
   10.10  Withholding Tax................................................... 86
   10.11  Other Agents...................................................... 87

   ARTICLE XI                       GUARANTY

   11.1   Guaranty.......................................................... 88
   11.2   Guaranty Unconditional............................................ 88
   11.3   Discharge only upon Payment in Full; Reinstatement in
          Certain Circumstances............................................. 89
   11.4   Waiver by Culligan................................................ 89
   11.5   Subrogation....................................................... 90
   11.6   Stay of Acceleration.............................................. 90

   ARTICLE XII                    MISCELLANEOUS

   12.1   Amendments and Waivers............................................ 90
   12.2   Notices........................................................... 91
   12.3   No Waiver; Cumulative Remedies.................................... 92
   12.4   Costs and Expenses................................................ 92
   12.5   Borrower Indemnification.......................................... 93
   12.6   Payments Set Aside................................................ 94

   12.7   Successors and Assigns............................................ 94
   12.8   Assignments, Participations, etc.................................. 94
   12.9   Confidentiality................................................... 96
   12.10  Set-off........................................................... 97
   12.11  Automatic Debits of Fees.......................................... 97
   12.12  Notification of Addresses, Lending Offices, etc................... 97
   12.13  Counterparts...................................................... 97
   12.14  Severability...................................................... 98
   12.15  No Third Parties Benefited........................................ 98
   12.16  Governing Law and Jurisdiction.................................... 98
   12.17  Waiver of Jury Trial.............................................. 99
   12.18  Judgment99
   12.19  Entire Agreement..................................................100

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Section                                                                   Page
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SCHEDULES

Schedule 1.1(a) Pricing Schedule
Schedule 2.1    Commitments and Pro Rata Shares
Schedule 4.6    Associated Costs Rate
Schedule 5.1(i) Debt to be Repaid
Schedule 6.5    Litigation
Schedule 6.12   Environmental Matters
Schedule 6.16   Subsidiaries and Minority Interests
Schedule 8.1    Liens
Schedule 8.4    Investments
Schedule 8.5    Indebtedness
Schedule 8.8    Contingent Obligations
Schedule 12.2   Offshore and Domestic Lending Offices; Addresses for Notices

EXHIBITS

Exhibit A       Form of Notice of Borrowing
Exhibit B       Form of Notice of Conversion/Continuation
Exhibit C       Form of Assumption Letter
Exhibit D       Form of Compliance Certificate
Exhibit E       Form of Guaranty
Exhibit F-1     Form of Opinion of General Counsel of Culligan
Exhibit F-2     Form of Opinion of Skadden, Arps, Meagher & Flom
Exhibit G       Form of Opinion of Counsel to the Administrative Agent
Exhibit H       Form of Assignment and Acceptance
Exhibit I-1     Form of Revolving Note
Exhibit I-2     Form of Swing Ling Note

                               CREDIT AGREEMENT


     This CREDIT AGREEMENT is entered into as of April 30, 1997 among CULLIGAN WATER TECHNOLOGIES, INC., a corporation organized under the laws of Delaware ("Culligan"), each Borrowing Subsidiary (as defined below), the several
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financial institutions from time to time party to this Agreement (collectively the "Lenders"; individually each a "Lender"), HARRIS TRUST AND SAVINGS BANK, as
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Documentation Agent, LASALLE NATIONAL BANK, as Documentation Agent, THE FIRST NATIONAL BANK OF CHICAGO, as Syndication Agent, BANK OF AMERICA ILLINOIS, as swing line lender and letter of credit issuing lender, and BANK OF AMERICA ILLINOIS, as Administrative Agent as provided herein.

     WHEREAS, subject to the terms and conditions of this Agreement, the Lenders have agreed to make loans and other financial accommodations to Culligan and certain subsidiaries thereof;

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
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     I.1  Certain Defined Terms.  The following terms have the following
          ---------------------
meanings:

          Acquisition means any transaction or series of related transactions
          -----------
     for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other business combination with another Person (other than a Person that is a Subsidiary).

          Administrative Agent means BofA in its capacity as administrative
          --------------------
     agent hereunder and under the other Loan Documents, as provided in Article
                                                                        -------
     X, and any successor Administrative Agent arising under Section 10.9.
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          Administrative Agent's Payment Office means (i) in respect of payments
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     by the Loan Parties or the Lenders in U.S. Dollars, the address for payments set forth on Schedule 12.2 for the Administrative Agent or such
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     other address as the Administrative Agent may from time to time specify in accordance with Section 12.2, and (ii) in the case of payments by the Loan
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     Parties or the Lenders in any Offshore Currency, such address as the Administrative Agent may from time to time specify in accordance with
     Section 12.2.
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          Affiliate means, as to any Person, any other Person which, directly or
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     indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities or membership interests, by contract, or otherwise.

          Agent-Related Persons means the Administrative Agent and any successor
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     thereto in such capacity hereunder, together with their respective Affiliates (including the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

          Aggregate Commitment Amount means the aggregate amount of the
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     Commitments.

          Aggregate Outstandings means at any time the sum of (a) the aggregate
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     outstanding principal Dollar Equivalent amount of all Revolving Loans and Swing Line Loans plus (b) (without duplication) the Effective Amount of all L/C Obligations.

          Agreed Alternative Currency - see subsection 2.5(e).
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          Agreement means this Credit Agreement.
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          Applicable Currency means, as to any particular payment or Loan, U.S.
          -------------------
     Dollars or the Offshore Currency in which such payment or Loan is denominated or is payable.

          Applicable Margin means, at any time, the percentage set forth in
          -----------------
     Schedule 1.1(a) opposite the applicable Indebtedness to Capitalization
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     Ratio under the heading "Applicable Margin".

          Arranger means BancAmerica Securities, Inc., a Delaware corporation.
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          Assignee - see subsection 12.8(a).
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          Assumption Letter - see subsection 5.2(a).
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          Astrum Plans means the McCrory Stores Pension Plan and the Schenley
          ------------
     Industries, Inc. Employees' Retirement Benefit Plan.

          Attorney Costs means and includes all reasonable and documented fees
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     and charges of any law firm or other external counsel and, without duplication, the reasonable allocated cost of internal legal services and all disbursements of internal counsel.

          Bankruptcy Code means the Federal Bankruptcy Reform Act of 1978 (11
          ---------------
     U.S.C. (S)101, et seq.).
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          Base Rate means, for any day, the higher of:  (a) 0.50% per annum
          ---------
     above the latest U.S. Federal Funds Rate; and (b) the per annum rate of interest in effect for such day as publicly announced from time to time by BofA in Chicago, Illinois, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

          Base Rate Loan means a Loan, or an L/C Advance, that bears interest
          --------------
     based on the Base Rate.

          Beneficial Owner shall have the meaning assigned thereto in Rule 13d-3
          ----------------
     of the SEC under the Exchange Act as in effect on the date hereof.

          BofA means Bank of America Illinois, an Illinois banking corporation.
          ----

          Borrowers means Culligan and each Borrowing Subsidiary; and Borrower
          ---------                                                   --------
     means Culligan or a Borrowing Subsidiary, as applicable.

          Borrowing means a borrowing hereunder consisting of one or more Loans
          ---------
     of the same Type and in the same Applicable Currency made to (or continued or converted by) a Borrower on the same day by one or more

     Lenders under Article II and, other than in the case of Base Rate Loans,
                   ----------
     having the same Interest Period.

          Borrowing Date means any date on which a Borrowing occurs under
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     Section 2.3 or 2.18.
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          Borrowing Subsidiary means any Foreign Subsidiary of Culligan which
          --------------------
     has been designated as a "Borrowing Subsidiary" pursuant to Section 2.22.
                                                                 ------------

          Business Day means any day other than a Saturday, Sunday or other day
          ------------
     on which commercial banks in New York City, Chicago or San Francisco are authorized or required by law to close and (i) with respect to disbursements and payments in U.S. Dollars relating to Offshore Rate Loans, a day on which dealings are carried on in the applicable offshore U.S. Dollar interbank market, and (ii) with respect to disbursements and payments in and calculations pertaining to any Offshore Currency, a day on which dealings in the relevant Offshore Currency are carried on in the offshore foreign exchange interbank market in which disbursement of or payment in such Offshore Currency will be made or received hereunder and also (except in the case of Canadian Dollars) in London, England.

          Capital Adequacy Regulation means, in respect of any Lender, any
          ---------------------------
     guideline, request or directive, whether or not having the force of law, of any central bank or other Governmental Authority, or any other law, rule or regulation of any Governmental Authority, in each case regarding capital adequacy of such Lender or of any corporation controlling such Lender which is generally applicable to banks or corporations controlling banks in any applicable jurisdiction (and not applicable to such Lender or the corporation controlling such Lender solely due to the financial or regulatory condition of such Lender or such corporation).

          Cash Collateralize means to pledge and deposit with or deliver to the
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     Administrative Agent, for the benefit of the Administrative Agent, the Issuing Lender and the other Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Issuing Lender (which documents are hereby consented to by the other Lenders). Derivatives of such term shall have corresponding meanings. Each Borrower hereby grants to the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Lender and the other Lenders, a security interest in all such cash and deposit account balances. Cash collateral shall be maintained in blocked deposit accounts at BofA.

          Change of Control means that (a) any Person or group (within the
          -----------------
     meaning of Rule 13d-5 of the SEC under the Exchange Act), other than any Person who owns on the date of this Agreement more than 10% of the outstanding common stock of Culligan, shall become the Beneficial Owner of 20% or more of the Voting Stock of Culligan or (b) a majority of the members of the Board of Directors of Culligan shall cease to be Continuing Members.

          Closing Date means the date on which all conditions precedent set
          ------------
     forth in Section 5.1 are satisfied or waived by all Lenders (or, in the
              -----------
     case of subsection 5.1(e), waived by the Person entitled to receive the
             -----------------
     applicable payment).

          Code means the Internal Revenue Code of 1986.
          ----

          Commitment means for any Lender the amount set forth on Schedule 2.1
          ----------                                              ------------
     under the column titled "Commitment" beside such Lender's name, as such amount may be adjusted from time to time pursuant to Section 2.6, 4.8 or
                                                          -----------  ---
     12.8.
     ----

          Compliance Certificate means a certificate substantially in the form
          ----------------------
     of Exhibit D.
        ---------

          Computation Date means any date on which the Administrative Agent
          ----------------
     determines the Dollar Equivalent principal amount of any Offshore Currency Loans pursuant to subsection 2.5(a).
                       -----------------

          Computation Period means each period of four consecutive fiscal
          ------------------
     quarters ending on the last day of a fiscal quarter.

          Consolidated Net Income means the net income (or loss) of Culligan and
          -----------------------
     its Subsidiaries for such period, excluding any extraordinary or non-recurring gains or losses during such period.

          Contingent Obligation means, as to any Person, any direct or indirect
          ---------------------
     liability of such Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligation") of another Person (the "primary obligor"), including any obligation of such Person (i) to purchase, repurchase or otherwise acquire such primary obligation or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect to any Surety Instrument
               -------------------
     (other than any Letter of Credit) issued for the account of such Person or as to which such Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered; or (d) in respect of any Swap Contract; provided that the term
                                                       --------
     "Contingent Obligation" shall not include the endorsement of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall (x) in the case of a Guaranty Obligation, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and (y) in the case of other Contingent Obligations, be equal to the maximum reasonably anticipated liability in respect thereof.

          Continuing Member means a member of the Board of Directors of Culligan
          -----------------
     who either (a) was a member of Culligan's Board of Directors on the Closing Date and has been such continuously thereafter or (b) became a member of such Board of Directors after the Closing Date and whose election or nomination for election was approved by a vote of the majority of the Continuing Members then members of Culligan's Board of Directors.

          Contractual Obligation means, as to any Person, any provision of any
          ----------------------
     security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

          Conversion/Continuation Date means any Business Day on which a
          ----------------------------
     Borrower (i) converts Revolving Loans from one Type to the other Type or
     (ii) continues as Revolving Loans of the same Type, but with a new Interest Period, Revolving Loans having Interest Periods expiring on such date.

          Credit Extension means and includes (a) the making of any Loan
          ----------------
     hereunder and (b) the Issuance of any Letter of Credit hereunder.

          Culligan - see the Preamble.
          --------           --------

          Debt to be Repaid means all Indebtedness listed on Schedule 5.1(i).
          -----------------                                  ---------------

          Dollar Equivalent means, at any time, (a) as to any amount denominated
          -----------------
     in U.S. Dollars, the amount thereof at such time, and (b) as to any amount denominated in an Offshore Currency, the equivalent amount in U.S. Dollars as determined by the Administrative Agent at such time on the basis of the Spot Rate for the purchase of U.S. Dollars with such Offshore Currency on the most recent Computation Date provided for in Section 2.5(a) or such
                                                      --------------
     other date as is specified herein.

          Domestic Subsidiary means any Subsidiary of Culligan other than a
          -------------------
     Foreign Subsidiary.

          EBITDA means, for any Computation Period, Consolidated Net Income
          ------
     before deducting Interest Expense, income tax expense, depreciation and amortization (including amortization of debt discount and debt issuance costs) for such Computation Period. Prior to the first anniversary of the consummation of any Acquisition, the historical financial results of the acquired Person or assets for the relevant period will be included for purposes of calculating EBITDA (but without any adjustment to such historical results for cost savings or other synergies).

          Effective Amount means, with respect to any outstanding L/C
          ----------------
     Obligations on any date, the aggregate Dollar Equivalent amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate Dollar Equivalent amount of the L/C Obligations as of such date, including as a result of any reimbursement of outstanding unpaid drawings under any Letter of Credit or any reduction in the maximum amount available for drawing under any Letter of Credit taking effect on such date.

          Eligible Assignee means (i) a commercial bank organized under the laws
          -----------------
     of the United States, or any state thereof, and having a combined capital and surplus of at least U.S. $100,000,000; (ii) a commercial bank organized under the laws of any country which is a member of the European Union, or a political subdivision of any such country, or under the laws of Japan, Canada, Switzerland, Australia or New Zealand, or a political subdivision of any such country, and having a combined capital and surplus in a Dollar Equivalent amount of at least U.S. $100,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is a member of the European Union, or which is Japan, Canada, Switzerland, Australia, New Zealand or the United States; (iii) a Person that is primarily engaged in the business of commercial banking and that is (A) a Subsidiary of a Lender, (B) a Subsidiary of a Person of which a Lender is a Subsidiary, or (C) a Person of which a Lender is a Subsidiary; and (iv) only in respect of assignments after the Termination Date, an insurance company, mutual fund or other financial institution organized under the laws of the United States, any state thereof, any country which is a member of the European Union, or a political subdivision of any such country, or under the laws of Japan, Canada, Switzerland, Australia or New Zealand or a political subdivision of any such country; provided that no Person shall be an Eligible Assignee in
                       --------
     respect of any Commitment unless, at the time of the proposed assignment to such Person, such Person is able to make Loans in U.S. Dollars and each Offshore Currency.

          Environmental Claims means all claims, however asserted, by any
          --------------------
     Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

          Environmental Laws means all federal, state and local laws, statutes,
          ------------------
     common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters.

          ERISA means the Employee Retirement Income Security Act of 1974.
          -----

          ERISA Affiliate means any trade or business (whether or not
          ---------------
     incorporated) under common control with Culligan within the meaning of

     Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

          ERISA Event means (a) a Reportable Event with respect to a Pension
          -----------
     Plan; (b) the failure to make a required contribution to a Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA; (c) a withdrawal by Culligan or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (d) a complete or partial withdrawal by Culligan or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (e) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (f) an event or condition which might reasonably be expected to constitute grounds under
     Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (g) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Culligan or any ERISA Affiliate.

          Event of Default means any of the events or circumstances specified in
          ----------------
     Section 9.1.
     -----------

          Exchange Act means the Securities and Exchange Act of 1934.
          ------------

          Facility Fee Rate means the percentage set forth in Schedule 1.1(a)
          -----------------                                   ---------------
     opposite the applicable Indebtedness to Capitalization Ratio under the heading "Facility Fee Rate".

          Fee Letter - see subsection 2.11(a).
          ----------       ------------------

          Foreign Subsidiary means any Subsidiary of Culligan which (i) is
          ------------------
     organized under the laws of a jurisdiction other than the United States or a state thereof and (ii) conducts substantially all of its business and operations outside of the United States.

          FRB means the Board of Governors of the Federal Reserve System, and
          ---
     any Governmental Authority succeeding to any of its principal functions.

          GAAP means generally accepted accounting principles set forth from
          ----
     time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

          Governmental Authority means any nation or government, any state or
          ----------------------
     other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          Guarantors means (a) as of the Closing Date, the Domestic Subsidiaries
          ----------
     identified as "Guarantors" in Schedule 6.16, and (b) thereafter, each
                                   -------------
     Person listed in clause (a), each person which becomes a Material Domestic
                      ----------
     Subsidiary and any other Person which executes and delivers a counterpart of the Guaranty.

          Guaranty - see subsection 5.1(d).
          --------       -----------------

          Guaranty Obligation has the meaning specified in the definition of
          -------------------
     Contingent Obligation.

          Honor Date - see subsection 3.3(b).
          ----------       -----------------

          Indebtedness of any Person means, without duplication, (a) all
          ------------
     indebtedness for borrowed money of such Person; (b) all obligations issued, undertaken or assumed by such Person as the deferred purchase price of property or services (other than trade payables and accrued expenses entered into or incurred in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations of such Person with respect to Surety Instruments (such as, for example, unpaid reimbursement obligations in respect of a drawing under a letter of credit); (d) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations of such Person with respect to leases which are or should be capitalized in accordance with GAAP; (g) all indebtedness of other Persons referred to in clauses (a) through (f) above
                                                  -----------         ---
     secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (h) all Guaranty Obligations of such Person in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above.
        -----------         ---

          Indebtedness to Capitalization Ratio means at any time the ratio of
          ------------------------------------
     (a) Total Indebtedness to (b) the sum of Total Indebtedness plus Net Worth.

          Indemnified Liabilities - see Section 12.5.
          -----------------------       ------------

          Indemnified Person - see Section 12.5.
          ------------------       ------------

          Independent Auditor - see subsection 7.1(a).
          -------------------       -----------------

          Insolvency Proceeding means, with respect to any Person, (a) any case,
          ---------------------
     action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or
     (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors.

          Interest Coverage Ratio means, as of the last day of any Computation
          -----------------------
     Period, the ratio of (a) Consolidated Net Income before deducting Interest Expense, income tax expense and amortization for such Computation Period to
     (b) Interest Expense for such Computation Period.

          Interest Expense means for any period the consolidated interest
          ----------------
     expense of Culligan and its Subsidiaries for such period (including all imputed interest on capital leases).

          Interest Payment Date means (a) as to any Loan other than a Base Rate
          ---------------------
     Loan or Swing Line Loan, the last day of each Interest Period applicable to such Loan, and (b) as to any Base Rate Loan or Swing Line Loan, the last Business Day of each calendar quarter; provided that if any Interest Period
                                            --------
     for an Offshore Rate Loan exceeds three months, the date that falls three months after the beginning of such Interest Period also shall be an Interest Payment Date.

          Interest Period means, as to any Offshore Rate Loan, the period
          ---------------
     commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which such Loan is converted into or continued as an Offshore Rate Loan, as applicable, and ending on the date one, two, three or six months thereafter as selected by the applicable Borrower in its Notice of Borrowing or Notice of Conversion/Continuation, as the case may be; provided that:
                         --------

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day, unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

               (ii) any Interest Period for an Offshore Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

               (iii) no Interest Period for any Loan shall extend beyond the scheduled Termination Date.

          Investment - see Section 8.4.
          ----------       -----------

          IRS means the Internal Revenue Service, and any Governmental Authority
          ---
     succeeding to any of its principal functions under the Code.

          Issuance Date - see subsection 3.1(a).
          -------------       -----------------

          Issue means, with respect to any Letter of Credit, to issue or to
          -----
     extend the expiry of, or to renew or increase the amount of, such Letter of

     Credit; and the terms "Issued," "Issuing" and "Issuance" have corresponding
                            ------    -------       --------
     meanings.

          Issuing Lender means BofA in its capacity as issuer of one or more
          --------------
     Letters of Credit hereunder, together with any replacement letter of credit issuer arising under Section 10.9.
                          ------------

          Joint Venture means a limited-purpose corporation, partnership,
          -------------
     limited liability company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by Culligan or any Subsidiary with another Person or Persons in order to conduct a common venture or enterprise with such Person or Persons.

          L/C Advance means each Lender's participation in any L/C Borrowing in
          -----------
     accordance with its Pro Rata Share.

          L/C Amendment Application means an application form for amendment of
          -------------------------
     an outstanding letter of credit as shall at any time be in use by the Issuing Lender for the applicable type of letter of credit, as the Issuing Lender shall specify.

          L/C Application means an application form for issuance of a letter of
          ---------------
     credit as shall at any time be in use by the Issuing Lender for the applicable type of letter of credit, as the Issuing Lender shall specify.

          L/C Borrowing means an extension of credit resulting from a drawing
          -------------
     under any Letter of Credit which shall not have been reimbursed on the date when made nor converted into a Borrowing of Revolving Loans under subsection 3.3(b).
     -----------------

          L/C Commitment means the commitment of the Issuing Lender to Issue,
          --------------
     and the commitment of the Lenders severally to participate in, Letters of Credit from time to time Issued or outstanding under Article III, in an
                                                          -----------
     aggregate Dollar Equivalent amount not exceeding on any date an amount equal to the lesser of (a) U.S. $100,000,000 minus the amount of the "L/C Obligations" under and as defined in the Short-Term Credit Agreement and
     (b) the Aggregate Commitment Amount; it being understood that the L/C Commitment is a part of the combined Commitments of all Lenders, rather than a separate, independent commitment.

          L/C Fee Rate means, at any time for any Letter of Credit, the
          ------------
     percentage set forth on Schedule 1.1(a) opposite the applicable
                             ---------------
     Indebtedness to Capitalization Ratio under the heading "L/C Fee Rate" for the applicable type (standby or commercial) of Letter of Credit.

          L/C Obligations means at any time the sum of (a) the aggregate undrawn
          ---------------
     Dollar Equivalent amount of all Letters of Credit then outstanding, plus
     (b) the Dollar Equivalent amount of all unreimbursed drawings under all Letters of Credit, including all outstanding L/C Borrowings.

          L/C-Related Documents means the Letters of Credit, the L/C
          ---------------------
     Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the Issuing Lender's standard form documents for letter of credit issuances. In the event that any provision contained in any L/C-Related Document conflicts with this Agreement, the provisions of this Agreement shall control.

          Lender - see the Preamble.  References to the "Lenders" shall include
          ------           --------
     BofA in its capacity as Issuing Lender and as Swing Line Lender.

          Lending Office means, as to any Lender, the office or offices of such
          --------------
     Lender (or, in the case of an Offshore Currency Loan, of an Affiliate of such Lender) specified as its "Lending Office," or "Domestic Lending Office" or "Offshore Lending Office" as the case may be, on Schedule 12.2,
                                                                 -------------
     or such other office or offices of such Lender (or, in the case of an Offshore Currency Loan, of an Affiliate of such Lender) as such Lender may from time to time specify to Culligan and the Administrative Agent.

          Letter of Credit means any letter of credit Issued by the Issuing
          ----------------
     Lender pursuant to Article III.
                        -----------

          Leverage Ratio means, as of the last day of any fiscal quarter, the
          --------------
     ratio of (a) Total Indebtedness as of such day to (b) EBITDA for the Computation Period ending on such day.

          Lien means any security interest, mortgage, deed of trust, pledge,
          ----
     hypothecation, assignment for security, charge or deposit arrangement, encumbrance, preferential arrangement in the nature of security or lien (statutory or other) in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, or any financing lease having substantially the same economic effect as any of the foregoing, but not including the interest of a lessor under an operating lease).

          Loan means a Revolving Loan, a Swing Line Loan or an L/C Advance.
          ----

          Loan Documents means this Agreement, the Notes, the Fee Letter, the
          --------------
     L/C-Related Documents, the Guaranty and all other agreements or instruments delivered by Culligan and/or any Subsidiary to the Administrative Agent or any Lender in connection herewith.

          Loan Parties means the Borrowers and the Guarantors; and Loan Party
          ------------                                             ----------
     means any Borrower or any Guarantor, as applicable.

          Margin Stock means "margin stock" as such term is defined in
          ------------
     Regulation G, T, U or X of the FRB.

          Material Adverse Effect means (a) a material adverse change in, or a
          -----------------------
     material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of Culligan or of Culligan and its Subsidiaries taken as a whole; or (b) a material impairment of the ability of Culligan or any other Loan Party to perform under any applicable Loan Document.

          Material Domestic Subsidiary means at any time any Domestic Subsidiary
          ----------------------------
     which, as of the last day of the most recently ended fiscal quarter, either
     (a) held more than 5% of consolidated total assets of Culligan and its Domestic Subsidiaries or (b) had more than 5% of the consolidated revenues of Culligan and its Domestic Subsidiaries for the fiscal quarter ending on such date (or, in the case of any Domestic Subsidiary acquired or created during any fiscal quarter, which would have met either of such tests on a pro forma basis as of the last day of the preceding fiscal quarter).

          Minimum Tranche means, in respect of Loans comprising part of the same
          ---------------
     Borrowing, or to be converted or continued under Section 2.4, (a) in the
                                                      -----------
     case of Base Rate Loans, U.S. $2,500,000 or a higher integral multiple of U.S. $500,000, and (b) in the case of Offshore Rate Loans, a minimum Dollar Equivalent amount of U.S. $2,000,000 and an integral multiple of 500,000 units of the Applicable Currency.

          Multiemployer Plan means a "multiemployer plan", within the meaning of
          ------------------
     Section 4001(a)(3) of ERISA, to which any Culligan or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

          Net Worth means Culligan's consolidated shareholders' equity.
          ---------

          Note means a promissory note executed by a Borrower in favor of a
          ----
     Lender pursuant to subsection 2.2(b), in substantially the form of Exhibit
                        -----------------                               -------
     I-1 or I-2, as applicable.
     ---    ---

          Notice of Borrowing means a notice in substantially the form of
          -------------------
     Exhibit A.
     ---------

          Notice of Conversion/Continuation means a notice in substantially the
          ---------------------------------
     form of Exhibit B.
             ---------

          Obligations means all advances, debts, liabilities, obligations,
          -----------
     covenants and duties arising under any Loan Document owing by any Borrower to any Lender, the Administrative Agent or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

          Offshore Currency means at any time Canadian Dollars, German
          -----------------
     Deutschemarks, French Francs, British Pounds Sterling, and any Agreed Alternative Currency.

          Offshore Currency Loan means any Loan denominated in an Offshore
          ----------------------
     Currency.

          Offshore Rate means, for any Interest Period, with respect to Offshore
          -------------
     Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward, if necessary, to the next 1/16th of 1%) determined by the Administrative Agent as the rate at which deposits in the Applicable Currency in the approximate amount of the Offshore Rate Loan of BofA, and having a maturity comparable to such Interest Period, are offered by BofA to major banks in the offshore interbank eurocurrency market at the Relevant Local Time (as defined below) two Business Days prior to the commencement of such Interest Period. "Relevant Local Time" means (i) for Offshore Rate Loans denominated in U.S. Dollars or Canadian Dollars, approximately 11:00 a.m. New York City time, and (ii) for Offshore Rate Loans denominated in any other Offshore Currency, approximately 11:00 a.m. London, England time.

          Offshore Rate Loan means any Loan that bears interest based on the
          ------------------
     Offshore Rate.

          Offshore U.S. Dollar Loan means any Offshore Rate Loan denominated in
          -------------------------
     U.S. Dollars.

          Organization Documents means (a) for any corporation, the certificate,
          ----------------------
     articles or memorandum of incorporation or association, the bylaws or code of regulations, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation, and (b) for any other entity, its partnership agreement, limited liability company agreement, operating agreement or other comparable constituting and organizational agreements or documents.

          Other Taxes means any present or future stamp or documentary taxes or
          -----------
     any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document.

          Overnight Rate means, for any day, the rate of interest per annum at
          --------------
     which overnight deposits in the Applicable Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by BofA to major banks in the applicable interbank market. The Overnight Rate for any day which is not a Business Day shall be the Overnight Rate for the preceding Business Day.

          Overnight Rate Loan means any Loan that bears interest based on the
          -------------------
     Overnight Rate.

          Participant - see subsection 12.8(c).
          -----------       ------------------

          PBGC means the Pension Benefit Guaranty Corporation, or any
          ----
     Governmental Authority succeeding to any of its principal functions under ERISA.

          Pension Plan means a pension plan (as defined in Section 3(2) of
          ------------
     ERISA) subject to Title IV of ERISA with respect to which Culligan or any ERISA Affiliate has any liability.

          Permitted Liens - see Section 8.1.
          ---------------       -----------

          Person means an individual, partnership, corporation, limited
          ------
     liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

          Plan means an employee benefit plan (as defined in Section 3(3) of
          ----
     ERISA) with respect to which Culligan or any ERISA Affiliate has any liability, and includes any Pension Plan.

          Pro Rata Share means for any Lender at any time the proportion which
          --------------
     such Lender's Commitment constitutes of all the Lenders' Commitments (or, after the Commitments have terminated, the proportion which (i) such Lender's Loans plus (without duplication) the participation of such Lender
                    ----
     in (or in the case of the Issuing Lender or the Swing Line Lender, its unparticipated portion of) the Effective Amount of all L/C Obligations and the amount of all Swing Line Loans constitutes of (ii) the aggregate Dollar Equivalent Amount of all Loans plus (without duplication) the Effective
                                    ----
     Amount of all L/C Obligations.

          Replacement Lender - see Section 4.8.
          ------------------       -----------

          Reportable Event means any of the events set forth in Section 4043(b)
          ----------------
     of ERISA or the regulations thereunder with respect to which Culligan or any ERISA Affiliate would be subject to the notice requirements of Section 4043(b).

          Required Lenders means Lenders holding Pro Rata Shares aggregating
          ----------------
     more than 50%; provided that if and so long as any Lender fails to fund any
                    --------
     Revolving Loan when required by Section 2.18 or Section 3.3 or a
                                     ------------    -----------
     participation in a Swing Line Loan or an L/C Borrowing pursuant to Section
                                                                        -------
     2.19 or Section 3.3, as the case may be, such Lender's Pro Rata Share shall
     ----    -----------
     be deemed for purposes of this definition to be reduced by the percentage which the defaulted amount constitutes of such Lender's Pro Rata Share, and the Pro Rata Share of the Issuing Lender or the Swing Line Lender, as applicable, shall be deemed for purposes of this definition to be increased by such percentage.

          Requirement of Law means, as to any Person, any law (statutory or
          ------------------
     common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

          Responsible Officer means, with respect to any Person, the chief
          -------------------
     executive officer, the chief financial officer, the president, the treasurer or the managing director of such Person, or any other officer or director having substantially the same authority and responsibility.

          Restricted Payment - see Section 8.12.
          ------------------       ------------

          Revolving Loan - see Section 2.1.
          --------------       -----------

          Same Day Funds means (i) with respect to disbursements and payments in
          --------------
     U.S. Dollars, immediately available funds, and (ii) with respect to disbursements and payments in an Offshore Currency, same day or other funds as may be determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Offshore Currency.

          SEC means the Securities and Exchange Commission, or any Governmental
          ---
     Authority succeeding to any of its principal functions.

          Short-Term Credit Agreement means the Short-Term Credit Agreement
          ---------------------------
     dated as of April 30, 1997 among Culligan, the Subsidiaries of Culligan from time to time party thereto, various financial institutions and BofA, as Agent.

          Spot Rate for a currency means the rate quoted by BofA as the spot
          ---------
     rate for the purchase by BofA of such currency with another currency in accordance with its customary procedures at approximately 10:00 a.m. (Chicago time) on the date two Business Days prior to the date as of which the foreign exchange computation is made.

          Subordinated Debt means any Indebtedness of Culligan that has
          -----------------
     maturities and other terms, and which is subordinated to the Obligations in a manner, approved in writing by the Required Banks.

          Subsidiary of a Person means any corporation, association,
          ----------
     partnership, limited liability company, joint venture, business trust or other business entity of which more than 50% of the stock, membership interests or other equity interests entitled to vote is owned or controlled directly or indirectly by such Person, or one or more of the Subsidiaries of such Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of Culligan.

          Surety Instruments means all letters of credit (including standby and
          ------------------
     commercial), banker's acceptances, bank guaranties, surety bonds and similar instruments.

          Swap Contract means any agreement (including any master agreement and
          -------------
     any agreement, whether or not in writing, relating to any single transaction) that is an interest rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, foreign exchange agreement, rate cap, collar or floor agreement, currency swap agreement, cross-currency rate swap agreement, swaption, currency option or any other, similar agreement (including any option to enter into any of the foregoing).

          Swing Line Commitment means the commitment of the Swing Line Lender to
          ---------------------
     make Swing Line Loans hereunder.

          Swing Line Lender means BofA in its capacity as swing line lender
          -----------------
     hereunder, together with any replacement swing line lender arising under
     Section 10.9.
     ------------

          Swing Line Loan - see Section 2.16.
          ---------------       ------------

          Taxes means any and all present or future taxes, levies, imposts,
          -----
     deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by such Lender's or the Administrative Agent's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Administrative Agent, as the case may be, is organized or maintains a lending office or, if the transactions under this Agreement were disregarded, would otherwise be subject to the imposition of such taxes.

          Termination Date means the earlier to occur of (a) April 30, 2002; and
          ----------------
     (b) the date on which the Commitments terminate in accordance with the provisions of this Agreement.

          Total Indebtedness means all Indebtedness of Culligan and its
          ------------------
     Subsidiaries determined on a consolidated basis.

          Type of Loan means a Base Rate Loan or an Offshore Rate Loan.
          ----

          Unfunded Pension Liability means the excess of a Plan's benefit
          --------------------------
     liabilities under Section 4001(a)(16) of ERISA over the current value of such Plan's assets, determined in accordance with the assumptions used for funding such Plan pursuant to Section 412 of the Code for the applicable plan year.

          United States and U.S. each means the United States of America.
          -------------     ----

          Unmatured Event of Default means any event or circumstance which, with
          --------------------------
     the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

          U.S. Dollars and U.S. $ each mean lawful money of the United States.
          ------------     ------

          U.S. Federal Funds Rate means, for any day, the rate set forth in the
          -----------------------
     weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the
                          ---------
     caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

          Voting Stock means, with respect to any Person, any shares of stock or
          ------------
     other equity interests of any class or classes of such Person whose holders are entitled under ordinary circumstances (irrespective of whether at the time stock or other equity interests of any other class or classes shall have or might have voting power by reason of the happening of any contingency) to vote for the election of a majority of the directors, managers, trustees or other governing body of such Person.

     I.2  Other Interpretive Provisions.  (a)  The meanings of defined terms are
          -----------------------------
equally applicable to the singular and plural forms of the defined terms.

          (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this
               ----------  -------  --------     -------
Agreement unless otherwise specified.

          (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                    (ii) The term "including" is not limiting and means "including without limitation."

                    (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

          (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

          (f) This Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms; provided, however, that, in
                                                  --------  -------
the event that any provision contained in any L/C-Related Document conflicts with this Agreement, the provisions of this Agreement shall control.

          (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Administrative Agent, the Borrowers and the other parties and are the products of all parties. Accordingly, they shall not be construed against the Administrative Agent or the Lenders merely because of the Administrative Agent's or Lenders' involvement in their preparation.

     I.3  Accounting Principles.  (a)  Unless the context otherwise clearly
          ---------------------
requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied; provided that if Culligan notifies
                                            --------
the Administrative Agent that Culligan wishes to amend any covenant in
Article VIII to eliminate or to take into account the effect of any change in
------------
GAAP on the operation of such covenant (or if the Administrative Agent notifies Culligan that the Required Lenders wish to amend Article VIII for such purpose),
                                                 ------------
then Culligan's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to Culligan and the Required Lenders.

          (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of Culligan.

     I.4  Currency Equivalents Generally.  For all purposes of this Agreement
          ------------------------------
(but not for purposes of the preparation of any financial statements delivered pursuant hereto), the equivalent in any Offshore Currency or other currency of an amount in U.S. Dollars, and the equivalent in U.S. Dollars of an amount in any Offshore Currency or other currency, shall be determined at the Spot Rate.

     I.5  Introduction of Euro.  For the avoidance of doubt, the parties hereto
          --------------------
affirm and agree that neither the fixation of the conversion rate of any Offshore Currency of a country that is a member of the European Union against the Euro as a single currency, in accordance with the Treaty Establishing the European Economic Community, as amended by the Treaty on the European Union (the Maastricht Treaty), nor the conversion of any Obligations under the Loan Documents from an Offshore Currency of a country that is a member of the European Union into Euro, shall require the early termination of this Agreement or the prepayment of any amount due under the Loan Documents or create any liability of one party to another party for any direct or consequential loss arising from any of such events. As of the date that any such Offshore Currency is no longer the lawful currency of its respective country, all payment obligations under the Loan Documents that would otherwise be in such Offshore Currency shall thereafter by satisfied in Euro.


                                  ARTICLE II

                                  THE CREDITS
                                  -----------

     II.1 Amounts and Terms of Commitments.  (a)  Each Lender severally agrees,
          --------------------------------
on the terms and conditions set forth herein, to make loans to any of the Borrowers (each such loan, a "Revolving Loan") from time to time on any
                              --------------
Business Day during the period from the Closing Date to the Termination Date; provided that after giving effect to any Borrowing of Revolving Loans, the
--------
Aggregate Outstandings shall not exceed the Aggregate Commitment Amount; and provided, further, that after giving effect to any Borrowing of Revolving Loans,
--------  -------
the aggregate outstanding principal Dollar Equivalent amount of the Revolving Loans of any Lender plus such Lender's Pro Rata Share of the aggregate outstanding principal amount of all outstanding Swing Line Loans plus (without duplication) the participation of such Lender in (or, in the case of the Issuing Lender, its unparticipated portion of) the Effective Amount of all L/C Obligations shall not exceed such Lender's Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.1, prepay under Section 2.7 and reborrow under this
                  -----------               -----------
Section 2.1.
-----------

     II.2 Loan Accounts.  (a)  The Loans made by each Lender and the obligations
          -------------
of the Loan Parties in respect of the Letters of Credit Issued by the Issuing Lender shall be evidenced by one or more accounts or records maintained by such Lender or the Issuing Lender, as the case may be, in the ordinary course of business. The accounts or records maintained by the

Administrative Agent, each Lender and the Issuing Lender shall be rebuttable presumptive evidence of the amount of the Loans made by the Lenders to the Borrowers and the obligations of the Loan Parties in respect of the Letters of Credit Issued for the account of the Loan Parties, and the interest and payments thereon. Any failure so to record or any error in so recording shall not, however, limit or otherwise affect the obligation of the applicable Borrower hereunder to pay any amount owing with respect to any Loan or any Letter of Credit.

          (b) Upon the request of any Lender made through the Administrative Agent, the Loans made by such Lender to any Borrower may be evidenced by one or more Notes issued by such Borrower, instead of or in addition to loan accounts. Each such Lender shall endorse on the schedules annexed to the applicable Note the date, amount and maturity of each applicable Loan made by it and the amount of each payment of principal made by the applicable Borrower with respect thereto. Each such Lender is irrevocably authorized by each Borrower to endorse the applicable Note and each such Lender's record shall be conclusive absent demonstrable error; provided, however, that the failure of a Lender to make, or
                    --------  -------
an error in making, a notation on any Note with respect to any Loan shall not limit or otherwise affect the obligations of the applicable Borrower hereunder or under such Note to such Lender.

     II.3 Procedure for Borrowings.  (a)  Each request for a Revolving Loan
          ------------------------
shall be made upon the applicable Borrower's irrevocable written notice delivered to the Administrative Agent in the form of a Notice of Borrowing (which notice must be received by the Administrative Agent prior to 11:00 a.m., Chicago time, (i) four Business Days prior to the requested Borrowing Date, in the case of Offshore Currency Loans, (ii) three Business Days prior to the requested Borrowing Date, in the case of Offshore U.S. Dollar Loans, and (iii) on the requested Borrowing Date, in the case of Base Rate Loans, specifying:

                    (A) the principal amount of the Borrowing, which shall be in an aggregate principal amount not less than the Minimum Tranche;

                    (B) the requested Borrowing Date, which shall be a Business Day;

                    (C)  the Type of Loans comprising the Borrowing;

                    (D) in the case of a Borrowing of Offshore Rate Loans, the duration of the Interest Period therefor; and

                    (E) in the case of a Borrowing of Offshore Currency Loans, the Applicable Currency.

          (b) The Dollar Equivalent amount of any Borrowing of Revolving Loans in an Offshore Currency will be determined by the Administrative Agent on each Computation Date therefor in accordance with subsection 2.5(a). Upon receipt of
                                             -----------------
a Notice of Borrowing pursuant to subsection 2.3(a), the Administrative Agent
                                  -----------------
will promptly notify each Lender thereof and of the amount of such Lender's Pro Rata Share of the Borrowing.

          (c) Each Lender will make its Pro Rata Share of each Borrowing of Revolving Loans available to the Administrative Agent for the account of the applicable Borrower at the Administrative Agent's Payment Office on the Borrowing Date requested by such Borrower in Same Day Funds and in the requested currency (i) in the case of a Borrowing comprised of Loans in U.S. Dollars, by 1:00 p.m. (Chicago time) and (ii) in the case of a Borrowing comprised of Offshore Currency Loans, by such time as the Administrative Agent may specify (but in no event later than such time as may be necessary for such payment to be credited on such date in accordance with normal banking procedures in effect at the place of payment). The proceeds of all such Loans will promptly be made available to the applicable Borrower by the Administrative Agent at such office by crediting the account of the applicable Borrower on the books of BofA with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

          (d) After giving effect to any Borrowing, there may not be more than eight different Interest Periods in effect for all Revolving Loans.

     II.4 Conversion and Continuation Elections for Borrowings. (a)  The
          ----------------------------------------------------
applicable Borrower may, upon irrevocable written notice to the Administrative Agent in accordance with subsection 2.4(b) and subject to Section 4.4:
                         -----------------                -----------

               (i) elect, as of any Business Day, to convert any Revolving Loans in U.S. Dollars (or any part thereof in an amount not less than the Minimum Tranche) of any Type into Revolving Loans in U.S. Dollars of the other Type; or

               (ii) elect, as of the last day of the applicable Interest Period, to continue any Revolving Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than the Minimum Tranche);

provided that if at any time the aggregate amount of Offshore U.S. Dollar Loans
--------
in respect of any Borrowing is reduced, by payment, prepayment or conversion of part thereof, to be less than the Minimum Tranche, such Offshore U.S. Dollar Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the related Borrower to continue such Loans as, or convert such Loans into, Offshore U.S. Dollar Loans shall terminate.

          (b) The applicable Borrower shall deliver a Notice of Conversion/Continuation to be received by the Administrative Agent not later than 11:00 a.m., Chicago time, (i) four Business Days prior to the Conversion/Continuation Date, if Revolving Loans are to be continued as Offshore Currency Loans, (ii) three Business Days prior to the Conversion/Continuation Date, if Revolving Loans are to be converted into or continued as Offshore U.S. Dollar Loans, and (iii) on the Conversion/ Continuation Date, if Revolving Loans are to be converted into Base Rate Loans, specifying:

                    (A)  the proposed Conversion/Continuation Date;

                    (B) the aggregate amount of Revolving Loans to be converted or continued;

                    (C) in the case of Revolving Loans in U.S. Dollars, the Type of Loans resulting from the proposed conversion or continuation; and

                    (D) other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period or Periods.

          (c) If upon the expiration of any Interest Period applicable to Offshore U.S. Dollar Loans, the applicable Borrower has failed to select timely a new Interest Period to be applicable to such Offshore U.S. Dollar Loans, the applicable Borrower shall be deemed to have elected to convert such Offshore U.S. Dollar Loans into Base Rate Loans effective as of the last day of such Interest Period. If the applicable Borrower has failed to select a new Interest Period to be applicable to Offshore Currency Loans by the applicable time on the fourth Business Day in advance of the expiration date of the current Interest Period applicable thereto as provided in subsection 2.4(b), subject to the
                                         -----------------
provisions of subsection 2.5(d), the applicable Borrower shall be deemed to have
              -----------------
elected to continue such Offshore Currency Loans for a one-month Interest
Period.

          (d) The Administrative Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation pursuant to this Section 2.4 or,
                                                                -----------
if no timely notice is provided by the applicable Borrower, the Administrative Agent will promptly notify each Lender of the details of any automatic conversion or continuation pursuant to this Section 2.4. All conversions and
                                            -----------
continuations shall be made ratably according to the respective outstanding principal amounts of the Loans held by each Lender with respect to which the notice was given.

          (e) Unless the Required Lenders otherwise agree, during the existence of an Event of Default or Unmatured Event of Default, the applicable Borrower may not elect to have a Revolving Loan converted into an Offshore U.S. Dollar Loan or continued as an Offshore U.S. Dollar Loan.

          (f) After giving effect to any conversion or continuation of Loans, there may not be more than eight different Interest Periods in effect for all Revolving Loans.

     II.5 Utilization of Commitments in Offshore Currencies.  (a) The
          -------------------------------------------------
Administrative Agent will determine the Dollar Equivalent amount with respect to
(i) any Borrowing comprised of Offshore Currency Loans as of the requested Borrowing Date, (ii) all outstanding Offshore Currency Loans and L/C Obligations as of the last Business Day of each month and as of any date on which the Commitments are reduced pursuant to Section 2.6, and (iii) any outstanding
                                    -----------
Offshore Currency Loan or L/C Obligations as of any redenomination date pursuant to this Section 2.5 or Section 4.2 or 4.5.
        -----------    -----------    ---

          (b) In the case of a proposed Borrowing comprised of Offshore Currency Loans, the Lenders shall be under no obligation to make Offshore Currency Loans in the requested Offshore Currency as part of such Borrowing if the Administrative Agent has received notice from any of the Lenders by 4:00 p.m. (Chicago time) four Business Days prior to the day of such Borrowing that such Lender cannot provide Loans in the requested Offshore Currency, in which event the Administrative Agent will give notice to the related Borrower no later than 9:00 a.m. (Chicago time) three Business Days prior to the date of the requested Borrowing that the Borrowing in the requested Offshore Currency is not then available, and notice thereof also will be given promptly by the Administrative Agent to the Lenders. If the Administrative Agent shall have so notified the related Borrower that any such Borrowing in a requested Offshore Currency is not then available, the related Borrower may, by notice to the Administrative Agent not later than 10:00 a.m. (Chicago time) three Business Days prior to the date of the requested Borrowing, withdraw the Notice of Borrowing relating to such requested Borrowing. If the related Borrower does so withdraw such Notice of Borrowing, the Borrowing requested therein shall not occur and the Administrative Agent will promptly so notify each Lender. If the related Borrower does not so withdraw such Notice of Borrowing, the Administrative Agent will promptly so notify each Lender and such Notice of Borrowing shall be deemed to be a Notice of Borrowing that requests a Borrowing comprised of Base Rate Loans in an aggregate amount equal to the amount of the originally requested Borrowing as expressed in U.S. Dollars in the Notice of Borrowing; and in such notice by the Administrative Agent to each Lender the Administrative Agent will state such aggregate amount of such Borrowing in U.S. Dollars and such Lender's Pro Rata Share thereof.

          (c) In the case of a proposed continuation of Offshore Currency Loans for an additional Interest Period pursuant to Section 2.4, the Lenders shall be
                                              -----------
under no obligation to continue such Offshore Currency Loans if the Administrative Agent has received notice from any of the Lenders by 4:00 p.m. (Chicago time) four Business Days prior to the date of such proposed continuation that such Lender cannot continue to provide Loans in the relevant Offshore Currency, in which event the Administrative Agent will give notice to the related Borrower no later than 9:00 a.m. (Chicago time) three Business Days prior to the date of such proposed continuation that the continuation of such Offshore Currency Loans in the relevant Offshore Currency is not then available, and notice thereof also will be given promptly by the Administrative Agent to the Lenders. If the Administrative Agent shall have so notified the related Borrower that any such continuation of Offshore Currency Loans is not then available, any Notice of Continuation/Conversion with respect thereto shall be deemed withdrawn and such Offshore Currency Loans shall be repaid on the last day of the Interest Period with respect to such Offshore Currency Loans.

          (d) Notwithstanding anything herein to the contrary, during the existence of an Event of Default, upon the request of the Required Lenders, all or any part of any outstanding Offshore Currency Loans shall be converted into Overnight Rate Loans (bearing interest at the Overnight Rate plus the Applicable Margin plus 3%) with effect from the last day of the Interest Period with respect to such Offshore Currency Loans. The Administrative Agent will promptly notify the related Borrowers of any request pursuant to the foregoing sentence.

          (e) The Borrowers shall be entitled to request that Revolving Loans hereunder also be permitted to be made in any other lawful currency, in addition to the currencies specified in the definition of "Offshore Currency" herein, that in the opinion of the Lenders is at such time freely traded in the offshore interbank foreign exchange markets and is freely transferable and freely convertible into U.S. Dollars (an "Agreed Alternative Currency"). The Borrowers
                                   ---------------------------
shall deliver to the Administrative Agent any request for designation of an Agreed Alternative Currency not later than 12:00 noon (Chicago time) at least ten Business Days in advance of the date of any Borrowing hereunder proposed to be made in such Agreed Alternative Currency. Upon receipt of any such request, the Administrative Agent will promptly notify the Lenders thereof, and each Lender will respond to the Administrative Agent with respect to such request within three Business Days of receipt thereof. Each Lender may grant or accept such request in its sole discretion. The Administrative Agent will promptly notify the Borrowers of the acceptance or rejection of any such request and, if such request is accepted by all Lenders, such currency shall thereafter constitute an Offshore Currency for all purposes of this Agreement.

     II.6 Reduction or Termination of Commitments.
          ---------------------------------------

          (a) The Borrowers may, upon not less than three Business Days' prior notice to the Administrative Agent, terminate the Commitments in whole, or permanently reduce the Aggregate Commitment Amount by an aggregate amount of U.S. $5,000,000 or a higher integral multiple of U.S. $1,000,000; provided that,
                                                                  --------
after giving effect to any partial reduction of the Aggregate Commitment Amount, the Aggregate Outstandings shall not exceed the Aggregate Commitment Amount.

          (b) Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Commitments shall be applied to each Lender's Commitment according to its Pro Rata Share. All accrued facility fees to, but not including, the effective date of any reduction or termination of Commitments shall be paid on the effective date of such reduction or termination.

     II.7 Prepayments.  Subject to Section 4.4, the Borrowers may, at any time
          -----------              -----------
or from time to time, ratably prepay any Borrowing of Revolving Loans in whole or in part. Each partial prepayment shall be in an aggregate Dollar Equivalent principal amount equal to the Minimum Tranche (or, if the Borrowing of Revolving Loans to be prepaid was made pursuant to Section 2.18 or 3.3 and is not in an
                                         ------------    ---
aggregate Dollar Equivalent principal amount equal to the Minimum Tranche, in such other amount as will cause the aggregate principal Dollar Equivalent principal amount of such Borrowing of Revolving Loans to be equal to the Minimum Tranche). The applicable Borrower shall deliver a notice of prepayment in accordance with Section 12.2 to be received by the Administrative Agent not
                ------------
later than 11:00 a.m., Chicago time, (i) three Business Days in advance of the prepayment date if the Loans to be prepaid are Offshore U.S. Dollar Loans, (ii) four Business Days in advance of the prepayment date if the Loans to be prepaid are Offshore Currency Loans, and (iii) on the Business Day of such prepayment if the Loans to be prepaid are Base Rate Loans. Such notice of prepayment shall specify the Loans to be prepaid and the date and amount of such prepayment. Such notice shall not thereafter be revocable by the applicable Borrower. The Administrative Agent will promptly notify each Lender thereof and of such Lender's share of such prepayment. If such notice is given by the applicable Borrower, the payment amount specified in such notice shall be due and payable on the date specified therein, together with, in the case of Offshore Rate Loans, accrued interest to such date on the amount prepaid and any amounts required pursuant to Section 4.4.
                             -----------

     II.8  Currency Exchange Fluctuations.  If on any Computation Date (after
           ------------------------------
giving effect to any Loan or Letter of Credit proposed to be made or issued on such date and any concurrent repayment of any Obligations) the Administrative Agent shall have determined that the Aggregate Outstandings exceeds the Aggregate Commitment Amount by more than U.S. $1,000,000 due to a change in applicable rates of exchange between U.S. Dollars, on the one hand, and Offshore Currencies, on the other hand, then the Administrative Agent shall give notice
                               ----
to Culligan that a prepayment is required under this Section, and the Borrowers agree thereupon to make prepayments of Loans such that, after giving effect to such prepayment, the Aggregate Outstandings will not exceed the Aggregate Commitment Amount. Such prepayments shall be applied, first, to outstanding
                                                       -----
Swing Line Loans, second, to outstanding Base Rate Loans and, third, to such
                  ------                                      -----
other Revolving Loans as Culligan shall specify. Any such prepayment shall be subject to Section 4.4.
           -----------

     II.9  Repayment.  All outstanding Loans shall be repaid on the Termination
           ---------
Date.

     II.10  Interest.  (a)  Each Revolving Loan shall bear interest on the
            --------
outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to (i) the Offshore Rate plus the Applicable Margin or (ii) the Base Rate, as the case may be. Each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the sum of (x) the U.S. Federal Funds Rate as in effect from time to time plus (y) the Applicable Margin plus (z) 0.10%

          (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment or conversion of Offshore Rate Loans for the portion of the Loans so prepaid or converted. In addition, during the existence of any Event of Default, interest on the Loans shall be paid on demand of the Administrative Agent at the request or with the consent of the Required Lenders.

          (c) Notwithstanding subsections (a) and (b) of this Section, if any
                              ---------------     ---
amount of principal of or interest on any Loan, or any other amount payable hereunder or under any other Loan Document that is not subject to Section
                                                                  -------
3.3(d), is not paid in full when due (whether at stated maturity, by acceleration, demand or otherwise), each Borrower agrees, to the extent permitted by applicable law, to pay interest on such unpaid principal or other amount from the date such amount becomes due until the date such amount is paid in full, after as well as before any entry of judgment thereon, payable on demand, at a rate per annum equal to (i) in the case of principal due in respect of any Loan prior to the end of an Interest Period applicable thereto, the rate otherwise applicable to such Loan plus 2%, and (ii) in the case of any other amount, (x) if such amount is payable in U.S. Dollars, the Base Rate from time to time in effect plus 2% and (y) if such amount is payable in a currency other than U.S. Dollars, the Overnight Rate from time to time in effect plus the Applicable Margin for Offshore Currency Loans from time to time in effect plus 3%.

          (d) Anything herein to the contrary notwithstanding, the obligations of the Borrowers to any Lender hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder to the extent (but only to the extent) that contracting for or receiving such payment by such Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the applicable Borrower shall pay such Lender interest at the highest rate permitted by applicable law.

     II.11  Fees.  In addition to certain fees described in Section 3.8:
            ----                                            -----------

          (a) Arrangement, Agency Fees.  Culligan shall pay arrangement fees to
              ------------------------
the Arranger for the Arranger's own account, and shall pay an agency fee to the Administrative Agent for the Administrative Agent's own account, as required by the letter agreement ("Fee Letter") among Culligan, the Arranger and the
                       ----------
Administrative Agent dated March 31, 1997.

          (b) Facility Fees.  Culligan shall pay to the Administrative Agent for
              -------------
the account of each Lender a facility fee computed at a rate per annum equal to the Facility Fee Rate on the average daily amount of such Lender's Commitment computed on a quarterly basis in arrears on the last Business Day of each calendar quarter. Such facility fee (i) shall accrue from May 15, 1997 to the later of the Termination Date and the date on which all Loans and L/C Borrowings have been repaid in full and (ii) shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter through the Termination Date, on the Termination Date, and thereafter on demand; provided
                                                                     --------
that, in connection with any reduction of Commitments under Section 2.6, the
                                                            -----------
accrued facility fee calculated for the period ending on such date shall also be paid on the date of such reduction, with the following quarterly payment being calculated on the basis of the period from such reduction date to such quarterly payment date. The facility fees provided in this subsection shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in Article V are not met.
                                ---------

     II.12  Computation of Fees and Interest.  (a)  All computations of interest
            --------------------------------
for Base Rate Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of interest and fees shall be made on the basis of a 360-day year and actual days elapsed; provided that interest
                                                        --------
on Offshore Currency Loans denominated in British pounds sterling shall be calculated on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

          (b) Each determination of an interest rate or a Dollar Equivalent amount by the Administrative Agent shall be conclusive and binding on the Borrowers and the Lenders in the absence of demonstrable error. The Administrative Agent will, at the request of the applicable Borrower or any Lender, deliver to such Borrower or such Lender, as the case may be, a statement showing the quotations used by the Administrative Agent in determining any interest rate or Dollar Equivalent amount.

     II.13  Payments by the Borrowers.  (a)  All payments to be made by the
            -------------------------
Borrowers shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrowers shall be made to the Administrative Agent for the account of the Lenders at the Administrative Agent's Payment Office and (i) with respect to principal of, interest on, and any other amount relating to any Offshore Currency Loan, shall be made in the Offshore Currency in which such Loan is denominated or payable, and (ii) with respect to all other amounts payable hereunder, shall be made in U.S. Dollars. Such payments shall be made in Same Day Funds and (x) in the case of Offshore Currency payments, no later than such time on the dates specified herein as may be determined by the Administrative Agent (and advised in writing to the related Borrower) to be necessary for such payment to be credited on such date in accordance with normal banking procedures in the place of payment, and (y) in the case of any U.S. Dollar payments, no later than 12:00 noon (Chicago time) on the date specified herein. The Administrative Agent will promptly distribute to each Lender its share of such payment in like funds as received. Any payment received by the Administrative Agent later than the time specified in clause (x) or (y) above, as applicable, shall be deemed to have
             ----------    ---
been received on the following Business Day, and any applicable interest or fee shall continue to accrue.

          (b) Whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day (unless, in the case of an Offshore Rate Loan, the following Business Day is the first Business Day of a calendar month, in which event such payment shall be made on the preceding Business Day), and such extension of time shall be included in the computation of interest or fees, as the case may be.

          (c) Unless the Administrative Agent receives notice from the applicable Borrower prior to the date on which any payment is due to the Lenders that such Borrower will not make such payment in full as and when required, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date in Same Day Funds and the Administrative Agent may (but shall not be required to), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the applicable Borrower has not made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent on demand such amount distributed to such Lender, together with interest thereon at (i) in the case of a payment in an Offshore Currency, the Overnight Rate, or (ii) in the case of a payment in U.S. Dollars, the U.S. Federal Funds Rate, in each case for each day from the date such amount is distributed to such Lender until the date repaid.

     II.14  Payments by the Lenders to the Administrative Agent. (a)  Unless the
            ---------------------------------------------------
Administrative Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing of Revolving Loans after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Administrative Agent for the account of the applicable Borrower the amount of such Lender's Pro Rata Share of the Borrowing, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent in Same Day Funds on the Borrowing Date and the Administrative Agent may (but
shall not be required to), in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Administrative Agent in Same Day Funds and the Administrative Agent in such circumstances has made available to the applicable Borrower such amount, such Lender shall on the Business Day following such Borrowing Date make such amount available to the Administrative Agent, together with interest at (i) in the case of a payment in an Offshore Currency, the Overnight Rate, and (ii) in the case of a payment in U.S. Dollars, at the U.S. Federal Funds Rate, in each case for each day during such period. A notice of the Administrative Agent submitted to any Lender with respect to amounts owing under this subsection (a) shall be
                                                    --------------
conclusive, absent demonstrable error. If such amount is so made available, such payment to the Administrative Agent shall constitute such Lender's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Administrative Agent on the Business Day following the Borrowing Date, the Administrative Agent will notify the related Borrower of such failure to fund and, upon demand by the Administrative Agent, the related Borrower shall pay such amount to the Administrative Agent for the Administrative Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

          (b) The failure of any Lender to make any Loan on any Borrowing Date shall not relieve any other Lender of its obligation hereunder (if any) to make a Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Borrowing Date.

     II.15  Sharing of Payments.  If, other than as expressly provided
            -------------------
elsewhere herein, any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset, enforcement of security or otherwise) on account of principal of or interest on any Loan or L/C Advance or any participation therein or its participation in any Letter of Credit in excess of its Pro Rata Share of the payments and recoveries received by all Lenders, such Lender shall purchase from the other Lenders such participations in the Loans and L/C Advances held by them (and, if applicable, such sub-participations in the Letters of Credit) as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them so that each Lender has received its Pro Rata Share of all such payments and recoveries; provided, however, that if all or any portion of the excess payment or other
--------  -------
recovery is subsequently recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such subsequent recovery, but without interest.

     II.16  Swing Line Commitment.  Subject to the terms and conditions of this
            ---------------------
Agreement, the Swing Line Lender agrees to make loans to Culligan on a revolving basis (each such loan, a "Swing Line Loan") from time to time on any Business
                          ---------------
Day during the period from the Closing Date to the Termination Date in an aggregate principal amount at any one time outstanding not to exceed U.S. $5,000,000; provided, however, that, after giving effect to any proposed Swing
            --------  -------
Line Loan, (a) the aggregate amount of all Swing Line Loans plus the aggregate amount of all "Swing Line Loans" under and as defined in the Short-Term Credit Agreement shall not exceed $5,000,000; and (b) the Aggregate Outstandings shall not exceed the Aggregate Commitment Amount.

     II.17  Borrowing Procedures for Swing Line Loans.  Culligan shall provide a
            -----------------------------------------
Notice of Borrowing or telephonic notice (followed by a confirming Notice of Borrowing) to the Administrative Agent and the Swing Line Lender of each proposed borrowing pursuant to Section 2.16 not later than 12:00 noon (Chicago
                               ------------
time) on the proposed Borrowing Date. Each such notice shall be effective upon receipt by the Administrative Agent and the Swing Line Lender and shall specify the date and the principal amount of borrowing. Unless the Swing Line Lender has received written notice prior to 11:00 a.m. (Chicago time) on the proposed Borrowing Date from the Administrative Agent or any Lender that one or more of the conditions precedent set forth in Article V with respect to such borrowing
                                      ---------
is not then satisfied, the Swing Line Lender shall pay over the requested principal amount to Culligan on the requested Borrowing Date in Same Day Funds. Each Swing Line Loan shall be made on a Business Day and shall be in the amount of at least U.S. $500,000 and an integral multiple of U.S. $100,000. The Swing Line Lender will promptly notify the Administrative Agent of the making and amount of each Swing Line Loan.

     II.18  Prepayment or Refunding of Swing Line Loans.  (a) Culligan may, at
            -------------------------------------------
any time and from time to time, prepay any Swing Line Loan in whole or in part, in an amount of at least U.S. $500,000 and an integral multiple of U.S. $100,000. Culligan shall deliver a notice of prepayment in accordance with
Section 12.2 to be received by the Administrative Agent and the Swing Line
------------
Lender not later than 11:00 a.m. (Chicago time) on the Business Day of such prepayment, specifying the date and amount of such prepayment. If such notice is given by Culligan, the payment amount specified in such notice shall be due and payable on the date specified therein.

     (b) The Swing Line Lender may, at any time in its sole and absolute discretion, on behalf of Culligan (which hereby irrevocably directs the Swing Line

Lender to act on its behalf), request each Lender to make a Revolving Loan in an amount equal to such Lender's Pro Rata Share of the principal amount of the Swing Line Loans outstanding on the date such notice is given. Unless any of the events described in subsection 9.1(f) or (g) shall have occurred (in which event
                    -----------------    ---
the procedures of Section 2.19 shall apply), and regardless of whether the
                  ------------
conditions precedent set forth in this Agreement to the making of a Revolving Loan are then satisfied or the aggregate amount of such Revolving Loans is not in the minimum or integral amount otherwise required hereunder, each Lender shall make the proceeds of its Revolving Loan available to the Administrative Agent for the account of the Swing Line Lender at the Administrative Agent's Payment Office prior to 12:00 noon (Chicago time) in Same Day Funds on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Loans shall be immediately applied to repay the outstanding Swing Line Loans. All Revolving Loans made pursuant to this Section 2.18 shall be Base Rate
                                                 ------------
Loans (but, subject to the other provisions of this Agreement, may be converted to Offshore Rate Loans).

     II.19  Participations in Swing Line Loans.  (a)  If an event described in
            ----------------------------------
subsection 9.1(f) or (g) occurs (or for any reason the Lenders may not make
-----------------    ---
Revolving Loans pursuant to Section 2.18), each Lender will, upon notice from
                            ------------
the Administrative Agent, purchase from the Swing Line Lender (and the Swing Line Lender will sell to each Lender) an undivided participation interest in all outstanding Swing Line Loans in an amount equal to its Pro Rata Share of the outstanding principal amount of the Swing Line Loans (and each Lender will immediately transfer to the Administrative Agent, for the account of the Swing Line Lender, in immediately available funds, the amount of its participation).

     (b) Whenever, at any time after the Swing Line Lender has received payment for any Lender's participation interest in the Swing Line Loans pursuant to subsection 2.19(a), the Swing Line Lender receives any payment on account
------------------
thereof, the Swing Line Lender will distribute to the Administrative Agent for the account of such Lender its participation interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participation interest was outstanding and funded) in like funds as received; provided, however, that in the event that
                                   --------  -------
such payment received by the Swing Line Lender is required to be returned, such Lender will return to the Administrative Agent for the account of the Swing Line Lender any portion thereof previously distributed by the Swing Line Lender to it in like funds as such payment is required to be returned by the Swing Line Lender.

     II.20  Participation Obligations Unconditional.  (a)  Each Lender's
            ---------------------------------------
obligation to make Revolving Loans pursuant to Section 2.18 and/or to purchase
                                               ------------
participation interests in Swing Line Loans pursuant to Section 2.19 shall be
                                                        ------------
absolute and unconditional and shall not be affected by any circumstance whatsoever, including (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, any Loan Party or any other Person for any reason whatsoever; (b) the occurrence or continuance of an Event of Default; (c) any adverse change in the condition (financial or otherwise) of any Loan Party or any other Person; (d) any breach of this Agreement or any other Loan Document by any Loan Party or any other Lender; (e) any inability of any Loan Party to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which any Loan is to be refunded or any participation interest therein is to be purchased; or (f) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     (b)  Notwithstanding the provisions of subsection 2.20(a), no Lender shall
                                            ------------------
be required to make any Revolving Loan to Culligan to refund a Swing Line Loan pursuant to Section 2.18 or to purchase a participation interest in a Swing Line
            ------------
Loan pursuant to Section 2.19 if, prior to the making by the Swing Line Lender
                 ------------
of such Swing Line Loan, the Swing Line Lender received written notice from any Lender specifying that such Lender believes in good faith that one or more of the conditions precedent to the making of such Swing Line Loan were not satisfied and, in fact, such conditions precedent were not satisfied at the time of the making of such Swing Line Loan; provided that the obligation of such
                                       --------
Lender to make such Revolving Loans and to purchase such participation interests shall be reinstated upon the earlier to occur of (i) the date on which such Lender notifies the Swing Line Lender that its prior notice has been withdrawn and (ii) the date on which all conditions precedent to the making of such Swing Line Loan have been satisfied (or waived by the Required Lenders or all Lenders, as applicable).

     II.21  Conditions to Swing Line Loans.  Notwithstanding any other provision
            ------------------------------
of this Agreement, the Swing Line Lender shall not be obligated to make any Swing Line Loan if an Event of Default or Unmatured Event of Default exists or would result therefrom.

     II.22  Designation of Borrowing Subsidiaries.  Culligan may from time to
            -------------------------------------
time designate any Foreign Subsidiary of Culligan as a "Borrowing Subsidiary" hereunder by causing such Foreign Subsidiary to execute and deliver a duly completed Assumption Letter to the Administrative Agent, with the written consent of Culligan at the foot thereof. Upon such execution, delivery and consent, such Foreign Subsidiary shall for all purposes be a party hereto as a Borrowing Subsidiary as fully as if it had executed and delivered this Agreement. So long as the principal of and interest on all Loans made to any Borrowing Subsidiary under this Agreement shall have been paid in full and all other obligations of such Borrowing Subsidiary hereunder shall have been fully performed, such Borrowing Subsidiary may, by not less than five Business Days' prior notice to the Administrative Agent (which shall promptly notify the Lenders thereof), terminate its status as a "Borrowing Subsidiary" hereunder.


                                  ARTICLE III

                             THE LETTERS OF CREDIT
                             ---------------------

     III.1  The Letter of Credit Subfacility.  (a)  On the terms and conditions
            --------------------------------
set forth herein, (i) the Issuing Lender agrees, (A) from time to time, on any Business Day during the period from the Closing Date to the day which is 30 days prior to the scheduled Termination Date, to issue Letters of Credit for the account of Culligan (or, if a Letter of Credit is for the account of a Subsidiary of Culligan, jointly for the account of Culligan and such Subsidiary of Culligan), and to amend or renew Letters of Credit previously issued by it, in accordance with subsections 3.2(c) and 3.2(d), and (B) to honor properly
                   ------------------     ------
drawn drafts under Letters of Credit; and (ii) the Lenders severally agree to participate in Letters of Credit Issued for the account of Culligan (including any Letter of Credit issued jointly for the account of Culligan and any Subsidiary of Culligan); provided that the Issuing Lender shall not be obligated
                         --------
to Issue, and no Lender shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the "Issuance
                                                                    --------
Date") (1) the Aggregate Outstandings will exceed the Aggregate Commitment
----
Amount, (2) the participation of such Lender in the Effective Amount of all L/C Obligations plus (without duplication) the outstanding principal Dollar Equivalent amount of the Revolving Loans of such Lender plus such Lender's Pro Rata Share of all Swing Line Loans will exceed such Lender's Commitment, or (3) the Effective Amount of all L/C Obligations will exceed the L/C
Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, Culligan's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, Culligan may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

          (b) The Issuing Lender shall be under no obligation to Issue any Letter of Credit if:

               (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from Issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Lender in good faith deems material to it;

               (ii) the Issuing Lender has received written notice from any Lender, the Administrative Agent or Culligan, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article V is not then
                                                           ---------
     satisfied;

               (iii) the expiry date of any requested Letter of Credit is on or after the 30th day preceding the scheduled Termination Date (or, in the case of any commercial Letter of Credit, more than 364 days after the date of the issuance of such Letter of Credit);

               (iv) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuing Lender, or the Issuance of a Letter of Credit shall violate any applicable policy of the Issuing Lender; or

               (v) such Letter of Credit is denominated in a currency other than U.S. Dollars or an Offshore Currency.

     III.2  Issuance, Amendment and Renewal of Letters of Credit. (a)  Each
            ----------------------------------------------------
Letter of Credit shall be Issued upon the irrevocable written request of Culligan (or, if a Letter of Credit is for the joint account of Culligan and a Subsidiary of Culligan, of Culligan and such Subsidiary) received by the Issuing Lender (with a copy sent by Culligan to the Administrative Agent) at least five Business Days (or such shorter time as the Issuing Lender may agree in a particular instance in its sole discretion) prior to the proposed date of Issuance. Each such request for Issuance of a Letter of Credit that is not subject to subsection 3.2(c) or 3.2(d)
           -----------------    ------
shall be by facsimile, confirmed immediately in an original writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Issuing Lender: (i) the proposed date of Issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Lender may require.

          (b) At least two Business Days prior to the Issuance of any Letter of Credit, the Issuing Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of the L/C Application or L/C Amendment Application from Culligan and, if not, the Issuing Lender will provide the Administrative Agent with a copy thereof. Unless the Issuing Lender has received, on or before the Business Day immediately preceding the date the Issuing Lender is to Issue a requested Letter of Credit,
(A) notice from the Administrative Agent directing the Issuing Lender not to Issue such Letter of Credit because such Issuance is not then permitted under subsection 3.1(a) as a result of the limitations set forth in clauses (1)
-----------------                                             -----------
through (3) thereof or (B) a notice described in subsection 3.1(b)(ii), then,
        ---                                      ---------------------
subject to the terms and conditions hereof, the Issuing Lender shall, on the requested date, Issue a Letter of Credit for the account of Culligan (or jointly for the account of Culligan and the applicable Subsidiary) in accordance with the Issuing Lender's usual and customary business practices.

          (c) From time to time while a Letter of Credit is outstanding and prior to the Termination Date, the Issuing Lender will, upon the written request of Culligan or, if a Letter of Credit is for the joint account of Culligan and a Subsidiary of Culligan, of Culligan and such Subsidiary received by the Issuing Lender (with a copy sent by Culligan to the Administrative Agent) at least five Business Days (or such shorter time as the Issuing Lender may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit Issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the Issuing
Lender: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Lender may require. The Issuing Lender shall be under no obligation to amend any Letter of Credit if: (A) the Issuing Lender would have no obligation at such time to Issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. The Administrative Agent will promptly notify the Lenders of the receipt by it of any L/C Application or L/C Amendment Application.

          (d) The Issuing Lender and the Lenders agree that, while a Letter of Credit is outstanding and prior to the Termination Date, at the option of Culligan and upon the written request of Culligan or, if a Letter of Credit is for the joint account of Culligan and a Subsidiary of Culligan, of Culligan and such Subsidiary received by the Issuing Lender (with a copy sent by Culligan to the Administrative Agent) at least five Business Days (or such shorter time as the Issuing Lender may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Issuing Lender shall be entitled to authorize the renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail satisfactory to the Issuing
Lender: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day);
(iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as the Issuing Lender may require. The Issuing Lender shall be under no obligation so to renew any Letter of Credit if: (A) the Issuing Lender would have no obligation at such time to Issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of such Letter of Credit does not accept the proposed renewal of such Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Lender that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Lender would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this subsection 3.2(d) upon the request of
                                         -----------------
Culligan but the Issuing Lender shall not have received any L/C Amendment Application from Culligan (or Culligan and a Subsidiary of Culligan, as the case may be) with respect to such renewal or other written direction by Culligan with respect thereto, the Issuing Lender shall nonetheless be permitted to allow such Letter of Credit to renew, and Culligan (and, if applicable, such Subsidiary) and the Lenders hereby authorize such renewal, and, accordingly, the Issuing Lender shall be deemed to have received an L/C Amendment Application from Culligan (or Culligan and such Subsidiary) requesting such renewal.

          (e) The Issuing Lender may, at its election (or as required by the Administrative Agent at the direction of the Required Lenders), deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the 30th day prior to the scheduled Termination Date.

          (f) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).

          (g) The Issuing Lender will also deliver to the Administrative Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

     III.3  Risk Participations, Drawings and Reimbursements. (a)  Immediately
            ------------------------------------------------
upon the Issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Lender a participation in such Letter of Credit, each drawing thereunder and each L/C Borrowing with respect thereto in an amount equal to the product of (i) the Pro Rata Share of such Lender times (ii) the maximum amount available to be
                                  -----
drawn under such Letter of Credit, the amount of such drawing and the amount of such L/C Borrowing, respectively.

          (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Lender will promptly notify Culligan. Culligan shall reimburse the Issuing Lender prior to 9:00 a.m. (Chicago time) on each date that any amount is paid by the Issuing Lender under any Letter of Credit (each such date, an "Honor Date") in an amount equal to the
                                          ----------
amount so paid by the Issuing Lender. If Culligan fails to reimburse the Issuing Lender for the full amount of any drawing under any Letter of Credit by 9:00 a.m. (Chicago time) on the Honor Date, the Issuing Lender will promptly notify the Administrative Agent and the Administrative Agent will promptly notify each Lender thereof, and Culligan shall be deemed to have requested that Revolving Loans (which shall be Base Rate Loans (if in U.S. Dollars) or
Offshore Currency Loans accruing interest at the Overnight Rate plus the Applicable Margin) be made by the Lenders to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Aggregate Commitment Amount and subject to the condition that no Event of Default or Unmatured Event of Default exists under Section 9.1(f) or (g). Any
                                                   --------------    ---
notice given by the Issuing Lender or the Administrative Agent pursuant to this subsection 3.3(b) may be oral if immediately confirmed in writing (including by
-----------------
facsimile);

provided that the lack of such an immediate confirmation shall not affect the
--------
conclusiveness or binding effect of such notice.

          (c) Each Lender shall upon any notice pursuant to subsection 3.3(b)
                                                            -----------------
make available to the Administrative Agent for the account of the Issuing Lender an amount in U.S. Dollars or the applicable Offshore Currency and in Same Day Funds equal to its Pro Rata Share of the amount of the drawing, whereupon the participating Lenders shall (subject to subsection 3.3(d)) each be deemed to
                                        -----------------
have made a Revolving Loan to Culligan in that amount bearing interest at the Base Rate or, if in an Offshore Currency, at the Overnight Rate plus the Applicable Margin. If any Lender so notified fails to make available to the Administrative Agent for the account of the Issuing Lender the amount of such Lender's Pro Rata Share of the amount of the drawing by no later than 11:00 a.m. (Chicago time) on the Honor Date, then interest shall accrue on such Lender's obligation to make such payment, from the Honor Date to the date such Lender makes such payment, at a rate per annum equal to the U.S. Federal Funds Rate or the Overnight Rate (as applicable) in effect from time to time during such period. The Administrative Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Administrative Agent to give any such notice on the Honor Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligations under this Section 3.3, except that such Lender's obligation to pay interest pursuant
     -----------
to this subsection 3.3(c) shall accrue only from the date on which it receives
        -----------------
such notice from the Administrative Agent.

          (d) With respect to any unreimbursed drawing that is not converted into Revolving Loans to Culligan in whole or in part, because of Culligan's failure to satisfy the condition that no Event of Default or Unmatured Event of Default exists under Section 9.1(f) or (g) or for any other reason, Culligan
                     --------------    ---
shall be deemed to have incurred from the Issuing Lender an L/C Borrowing in the amount of such drawing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to (if in U.S. Dollars) the Base Rate plus 2% per annum or the Overnight Rate plus the Applicable Margin plus 3% per annum (if in an Offshore Currency) and each Lender's payment to the Issuing Lender pursuant to subsection 3.3(c) shall be
                                                   -----------------
deemed payment in respect of its  participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 3.3.
                                    -----------

          (e) Each Lender's obligation in accordance with this Agreement to make the Revolving Loans or L/C Advances, as contemplated by this Section 3.3, as a
                                                             -----------
result of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the Issuing Lender and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Issuing Lender, Culligan or any other Person for any reason whatsoever; (ii) the occurrence or continuance of an Event of Default, an Unmatured Event of Default or a Material Adverse Effect; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that
                                                                  --------
each Lender's obligation to make Revolving Loans under this Section 3.3 is
                                                            -----------
subject to the condition that no Event of Default or Unmatured Event of Default exists under Section 9.1(f) or (g).
             --------------    ---

     III.4  Repayment of Participations.  (a)  Upon (and only upon) receipt by
            ---------------------------
the Administrative Agent for the account of the Issuing Lender of Same Day Funds
(i) in reimbursement of any payment made by the Issuing Lender under a Letter of Credit with respect to which any Lender has paid the Administrative Agent for the account of the Issuing Lender for such Lender's participation in such Letter of Credit pursuant to Section 3.3 or (ii) in payment of interest thereon, the
                      -----------
Administrative Agent will pay to each Lender, in the same funds as those received by the Administrative Agent for the account of the Issuing Lender, the amount of such Lender's Pro Rata Share of such funds, and the Issuing Lender shall receive the amount of the Pro Rata Share of such funds of any Lender that did not so pay the Administrative Agent for the account of the Issuing Lender.

          (b) If the Administrative Agent or the Issuing Lender is required at any time to return to Culligan, or to a trustee, receiver, liquidator or custodian therefor, or any official in any Insolvency Proceeding, any portion of any payment made by Culligan to the Administrative Agent for the account of the Issuing Lender pursuant to subsection 3.4(a) in reimbursement of a payment made
                           -----------------
under any Letter of Credit or interest or fee thereon, each Lender shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent or the Issuing Lender the amount of its Pro Rata Share of any amount so returned by the Administrative Agent or the Issuing Lender plus interest thereon from the date such demand is made to the date such amount is returned by such Lender to the Administrative Agent or the Issuing Lender, at a rate per annum equal to the U.S. Federal Funds Rate (if in U.S. Dollars) or the Overnight Rate (if in an Offshore Currency) in effect from time to time.

     III.5  Role of the Issuing Lender.  (a)  Each Lender and Culligan agree
            --------------------------
that, in paying any drawing under a Letter of Credit, the Issuing Lender shall not have any responsibility to obtain any document (other than any sight draft and certificates or other documents expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

          (b) No Agent-Related Person nor any of the respective correspondents, participants or assignees of the Issuing Lender shall be liable to any Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders (or the Required Lenders, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

          (c) Culligan (and any applicable Subsidiary of Culligan) hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not
                                            --------
intended to, and shall not, preclude Culligan's or such Subsidiary's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Lender, shall be liable or responsible for any of the matters described in clauses (i)
                                                                   -----------
through (vi) of Section 3.6; provided that, anything in such clauses to the
        ----    -----------  --------
contrary notwithstanding, Culligan (or any applicable Subsidiary) may have a claim against the Issuing Lender, and the Issuing Lender may be liable to Culligan (or such Subsidiary), to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by Culligan (or such Subsidiary) which Culligan (or such Subsidiary) proves were caused by the Issuing Lender's willful misconduct or gross negligence or the Issuing Lender's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary or transferee of a sight draft and certificates or other documents strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing:
(i) the Issuing Lender may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Lender shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

     III.6  Obligations Absolute.  The obligations of Culligan under this
            --------------------
Agreement and any L/C-Related Document to reimburse the Issuing Lender for a drawing under a Letter of Credit, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this

Agreement and each such other L/C-Related Document under all circumstances, including the following:

               (i) any lack of validity or enforceability of this Agreement or any L/C-Related Document;

               (ii) the existence of any claim, set-off, defense or other right that Culligan or any other applicant may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

               (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

               (iv) any payment by the Issuing Lender under any Letter of Credit against presentation of a draft or certificate or other document that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Issuing Lender under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

               (v) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the obligations of Culligan or any other applicant in respect of any Letter of Credit; or

               (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, Culligan, any other applicant or a guarantor.

     III.7  Cash Collateral Pledge.  If any Letter of Credit remains outstanding
            ----------------------
and partially or wholly undrawn as of the 30th day prior to the scheduled Termination Date, then Culligan shall immediately, upon written demand therefor by the Required Lenders or the Administrative Agent, Cash Collateralize the L/C Obligations in an amount equal to the maximum amount then available to be drawn under all Letters of Credit.

     III.8  Letter of Credit Fees.  (a)  Culligan shall pay to the
            ---------------------
Administrative Agent for the account of each of the Lenders ratably according to their respective Pro Rata Shares a letter of credit fee with respect to each Letter of Credit at a rate per annum equal to the L/C Fee Rate (as in effect from time to time) on the average daily maximum amount available to be drawn under such Letter of Credit, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter and on the Termination Date (or such later date on which such Letter of Credit has expired or been terminated).

          (b) Culligan shall pay to the Administrative Agent for the account of the Issuing Lender a letter of credit fronting fee for each Letter of Credit Issued by the Issuing Lender at the rate per annum set forth in the Fee Letter on the average daily maximum amount available to be drawn under such Letter of Credit, computed on the last Business Day of each calendar quarter and on the Termination Date (or such later date on which such Letter of Credit has expired or been terminated).

          (c) The letter of credit fees payable under subsection 3.8(a) and the
                                                      -----------------
fronting fees payable under subsection 3.8(b) shall be due and payable quarterly
                            -----------------
in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Termination Date (or such later date upon which all outstanding Letters of Credit have expired or been terminated), with the final payment to be made on the Termination Date (or such later expiration or termination date).

          (d) Culligan shall pay to the Issuing Lender from time to time on demand the normal and customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Lender relating generally to letters of credit issued by it as are from time to time in effect.

     III.9  Uniform Customs and Practice. The Uniform Customs and Practice for
            ----------------------------
Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall

(unless otherwise expressly provided in such Letter of Credit) apply to such Letter of Credit.

     III.10  Letters of Credit for the Account of Subsidiaries.  The obligations
             -------------------------------------------------
of Culligan and any Subsidiary with respect to any Letter of Credit which is issued jointly for the account of Culligan and such Subsidiary shall be joint and several.


                                  ARTICLE IV

                    TAXES, YIELD PROTECTION AND ILLEGALITY
                    --------------------------------------

     IV.1  Taxes. (a)  Any and all payments by any Borrower to any Lender or the
           -----
Administrative Agent under this Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the applicable Borrower shall pay all Other Taxes.

          (b) Each Borrower agrees to indemnify and hold harmless each Lender and the Administrative Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by such Lender or the Administrative Agent as a result of the execution and delivery of any Loan Document or any payment made by such Borrower to such Lender or the Administrative Agent hereunder, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted; provided that if such Lender or the
                               --------
Administrative Agent determines in its reasonable discretion and in good faith that it has received a refund or credit of such Taxes or such Other Taxes (or of any liability, including penalties, interest, additions to tax and reasonable out-of-pocket expenses, arising therefrom or with respect thereto), then such Lender or the Administrative Agent shall promptly repay the applicable Borrower to the extent of such refund or credit; provided, further, that if, due to any
                                        --------  -------
adjustment of such Taxes or Other Taxes (or of any liability, including penalties, interest, additions to tax and expenses, arising therefrom or with respect thereto) such Lender or the Administrative Agent loses the benefit of all or any portion of such refund or credit, the applicable Borrower will indemnify and hold harmless such Lender or the Administrative Agent in accordance with this subsection. Payment under this indemnification shall be made within 30 days after the date such Lender or the Administrative Agent makes written demand therefor. Notwithstanding the foregoing, no Borrower shall be obligated to indemnify the Administrative Agent or any lender to the extent that the amount claimed by such Person would not have been required to be paid by such Person absent the gross negligence or willful misconduct of such Person.

          (c) If any Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, then:

               (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

               (ii)  such Borrower shall make such deductions and withholdings;
     and

               (iii) such Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law.

          (d) Within 30 days after the date of any payment by a Borrower of Taxes or Other Taxes, such Borrower shall furnish the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to the Administrative Agent.

          (e) If any Borrower is required to pay additional amounts to any Lender or the Administrative Agent pursuant to subsection (b) or (c) of this
                                               --------------    ---
Section, then such Lender or the Administrative Agent shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office or take other appropriate action so as to eliminate or minimize any such additional payment by such Borrower which may thereafter accrue, if such change or other action in the judgment of such Lender or the Administrative Agent is not otherwise disadvantageous to such Lender or the Administrative Agent.

          (f) (i) Each Lender which is a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes) agrees that:

          (A) it shall, no later than the Closing Date (or, in the case of a Lender which becomes a party hereto after the Closing Date, the date upon which such Lender becomes a party hereto) deliver to the Administrative Agent and to the Borrowers through the Administrative Agent two accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto ("Form 4224"), or two accurate and complete signed originals of
          ---------
Internal Revenue Service Form 1001 or any successor thereto ("Form 1001"), as
                                                              ---------
appropriate, in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

          (B) if at any time such Lender makes any changes necessitating a new Form 4224 or Form 1001, it shall with reasonable promptness deliver to the Administrative Agent and to the Borrowers through the Administrative Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form 4224 or Form 1001, as appropriate, in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

          (C) it shall, before or promptly after the occurrence of any event (including the passing of time (and in any event (x) in the case of a Form 4224, before the payment of any interest in the each succeeding taxable year of such Lender after the Closing Date during which interest may be paid under this Agreement, and (y) in the case of a Form 1001, before the payment of any interest in each third succeeding calendar year after the Closing Date during which interest may be paid under this Agreement) but excluding any event mentioned in clause (B) above) requiring a change in or renewal of the most
             ----------
recent Form 4224 or Form 1001 previously delivered by such Lender, deliver to the Administrative Agent and to the Borrowers through the Administrative Agent two accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by such Lender; and

          (D) it shall, promptly upon Culligan's or the Administrative Agent's reasonable request to that effect, deliver to the Borrowers or the Administrative Agent (as the case may be) such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes, including Internal Revenue Form W-8 or any successor thereto.

              (ii) Notwithstanding the foregoing provisions of this subsection
                                                                    ----------
(f) or any other provision of this Section 4.1, no Lender shall be required to
---                                -----------
deliver any form pursuant to this Section 4.1 if such Lender is not legally
                                  -----------
permitted to deliver such form as a result of a change in any Requirement of Law after the date of this Agreement.

                   (g) The Borrowers will not be required to pay any additional amount in respect of United States Federal tax pursuant to this Section 4.1 to
                                                                -----------
any Lender or to the Administrative Agent with respect to any Lender:

                   (A) if the obligation to pay such additional amount would not have arisen but for a failure by such Lender to comply with its obligations under subsection 4.1(f)(i) or Section 10.10;
           --------------------    -------------

                   (B) if such Lender shall have delivered to the Borrowers a Form 4224 in respect of its applicable Lending Office pursuant to subsection 4.1(f)(i) and such Lender shall not at any time be entitled to
     --------------------
     exemption from deduction or withholding of United States Federal income tax in respect of payments by the Borrowers hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 4224; or

                   (C) if such Lender shall have delivered to the Borrowers a Form 1001 in respect of its applicable Lending Office pursuant to subsection 4.1(f)(i) and such Lender shall not at any time be entitled to
     --------------------
     exemption from deduction or withholding of United States Federal income tax in respect of payments by the Borrowers hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001.

                   (h) If, at any time, the Borrowers request any Lender to deliver any forms or other documentation pursuant to subsection 4.1(f)(i)(D),
                                                     -----------------------
then the Borrowers shall, on demand of such Lender through the Administrative Agent, reimburse such Lender for any reasonable costs and expenses (including Attorney Costs) incurred by such Lender in the preparation or delivery of such forms or other documentation.

     IV.2  Illegality.  (a)  If any Lender reasonably determines that the
           ----------
introduction of any Requirement of Law, or any change in any Requirement of Law,
or in the interpretation or   administration of any Requirement of Law, has
made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make Offshore Rate Loans in any Applicable Currency, then, on notice thereof by the Lender to the applicable Borrower through the Administrative Agent, any obligation of such Lender to make Offshore Rate Loans in such Applicable Currency shall be suspended until such Lender notifies the Administrative Agent and the applicable Borrower that the circumstances giving rise to such determination no longer exist. Such Lender shall give prompt written notice to Culligan and the Administrative Agent when the circumstances giving rise to such determination no longer exist.

           (b) If a Lender reasonably determines that it is unlawful to maintain any Offshore Rate Loan in any Applicable Currency, the applicable Borrower shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Administrative Agent), prepay in full the Offshore Rate Loans of such Lender then outstanding in such Applicable Currency, together with interest accrued thereon and amounts required under Section 4.4, either on the last day
                                           -----------
of the Interest Period therefor, if such Lender may lawfully continue to maintain such Offshore Rate Loan to such day, or immediately, if such Lender may not lawfully continue to maintain such Offshore Rate Loan. If any Borrower is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, such Borrower shall borrow from the affected Lender, in the Dollar Equivalent amount of such prepayment, a Base Rate Loan; provided that if such
                                                        --------
prepayment is of an Offshore Currency Loan, the borrowing from such affected Lender shall bear interest, for each day during the period from the date of such borrowing to the date of repayment thereof, at a rate per annum equal to the Applicable Margin plus the Overnight Rate as in effect from time to time or such other rate as may be agreed to between the related Borrower and such affected Lender and specified to the Administrative Agent from time to time.

           (c) Before giving any notice to the Administrative Agent or making any demand on any Borrower under this Section, the affected Lender shall designate a different Lending Office with respect to its Offshore Rate Loans or take other appropriate action if such designation or other action will avoid the need for giving such notice and making such demand and will not, in the judgment of such Lender, be illegal or otherwise disadvantageous to such Lender or the applicable Borrower.

     IV.3  Increased Costs and Reduction of Return.  (a)  If any Lender
           ---------------------------------------
reasonably determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) compliance by such
Lender with any   guideline or request from any central bank or other
Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Offshore Rate Loan or participating in Letters of Credit, or, in the case of the Issuing Lender, any increase in the cost to the Issuing Lender of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the related Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Administrative Agent), pay to the Administrative Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

           (b) If any Lender shall have reasonably determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender (or its Lending Office) or any corporation controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) reasonably determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Lender to Culligan through the Administrative Agent, Culligan shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

           (c) Each Lender shall give prompt notice to Culligan upon the relevant account officers of such Lender becoming aware of the existence of any circumstances which will give rise to a claim for compensation by such Lender under Section 4.3(a) or (b). In determining the amount of compensation under
      --------------    ---
Section 4.3(a) or (b), each Lender will act reasonably and in good faith and use
--------------    ---
averaging or attribution methods which are fair and reasonable and will not demand any such compensation unless it is then generally demanding similar compensation (determined on substantially the same basis) from other substantial corporate borrowers similarly situated.

     IV.4  Funding Losses.  The applicable Borrower shall reimburse each Lender
           --------------
and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

           (a) the failure of such Borrower to borrow, continue or convert an Offshore Rate Loan after such Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation therefor;

           (b) the failure of such Borrower to make any prepayment of any Loan in accordance with any notice delivered under Section 2.7;
                                              -----------

           (c) the prepayment (including pursuant to Section 2.7, 2.8 or 4.2(b))
                                                     -----------  ---    ------
or other payment (including after acceleration thereof) of the principal of any Offshore Rate Loan on a day that is not the last day of an Interest Period therefor; or

           (d) the conversion under Section 2.4 of any Offshore Rate Loan in
                                    -----------
U.S. Dollars to a Base Rate Loan on a day that is not the last day of an Interest Period therefor;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain the applicable Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by a Borrower to any Lender under this Section and under subsection 4.3(a), each Offshore Rate Loan made by a Lender (and each
      -----------------
related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the Offshore Rate used in determining the interest rate for such Loan by a matching deposit or other borrowing in the interbank eurocurrency market for a comparable amount and for a comparable period and in the same Applicable Currency, whether or not such Loan is in fact so funded.

     IV.5  Inability to Determine Rates.  If the Administrative Agent reasonably
           ----------------------------
determines that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Borrowing of Offshore Rate Loans, or the Required Lenders notify the Administrative Agent that the Offshore Rate to be applicable for any requested Interest Period with respect to a proposed Borrowing of Offshore Rate Loans does not adequately and fairly reflect the cost to such Lenders of funding such Loans, then (i) the Administrative Agent will promptly so notify the related Borrower and (ii) the obligation of the Lenders to make or maintain Offshore Rate Loans in the Applicable Currency shall be suspended until the circumstances giving rise to such determination or notice no longer exist. Upon receipt of a notice from the Administrative Agent pursuant to the first sentence of this Section 4.5, the related Borrower may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the related Borrower does not revoke such Notice with respect to Offshore U.S. Dollar Loans, the Lenders shall make, convert or continue the applicable Loans, as proposed by the related Borrower, in the amount specified in the applicable notice submitted by the related Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of Offshore Rate Loans. If the related Borrower does not revoke such Notice in the case of Offshore Currency Loans, the related Borrower shall be deemed to have requested a Borrowing of Base Rate Loans on the originally proposed Borrowing Date in an aggregate amount equal to the Dollar Equivalent amount of the originally requested Borrowing in the applicable Offshore Currency (and any outstanding Offshore Currency Loans which are the subject of any continuation shall be prepaid on the last day of the Interest Period with respect to such Offshore Currency Loans).

     IV.6  Additional Interest on Certain Offshore Rate Loans. (a) The
           --------------------------------------------------
applicable Borrower shall pay to each Lender, as long as such Lender shall be required under regulations of the FRB to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities") and, in respect of any Offshore Currency Loans, under any applicable regulations of any relevant Governmental Authority in the country in which the Offshore Currency of such Offshore Currency Loan circulates, additional costs on the unpaid principal amount of each Offshore Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive, absent demonstrable error), payable on each date on which interest is payable on such Loan.

           (b) Concurrently with each payment of interest on any Offshore Currency Advance denominated in British pounds sterling, the applicable Borrower shall pay each Lender the additional costs referred to in Schedule 4.6.
                                                          ------------

     IV.7  Certificates of Lenders.  Any Lender claiming reimbursement or
           -----------------------
compensation under this Article IV shall deliver to the applicable Borrower
                        ----------
(with a copy to the Administrative Agent) a certificate setting forth in reasonable detail the circumstances giving rise to such claim and a computation of the amount payable to such Lender hereunder in respect thereof. Any such certificate shall be conclusive and binding on such Borrower in the absence of demonstrable error.

     IV.8  Substitution of Lenders.  Upon the receipt by any Borrower or the
           -----------------------
Administrative Agent from any Lender (an "Affected Lender") of a claim for
                                          ---------------
compensation under Section 4.1 or 4.3 or a notice of the type described in
                   -----------    ---
subsection 2.5(b), 2.5(c), 4.2(a) or 4.2(b), the applicable Borrower may:  (i)
---------------------------------    ------
designate a replacement bank or financial institution (a   "Replacement
                                                                -----------
Lender") satisfactory to the Borrowers to acquire and assume all or a ratable
------
part of such Affected Lender's Loans, L/C Advances and Commitment, and/or (ii) request one or more of the other Lenders to acquire and assume all or a ratable part of such Affected Lender's Loans, L/C Advances and Commitment. Any designation of a Replacement Lender under clause (i) above shall be subject to
                                          ----------
the prior written consent of the Administrative Agent, the Issuing Lender and the Swing Line Lender (which consents shall not be unreasonably withheld or delayed).

     IV.9  Right of Lenders to Fund through Branches and Affiliates.  Each
           --------------------------------------------------------
Lender may, if it so elects, fulfill its commitment as to any Loan or L/C Advance hereunder by designating a branch or Affiliate of such Lender to make such Loan or L/C Advance; provided that (a) such Lender shall remain solely
                          --------
responsible for the performance of its obligations hereunder and (b) no such designation shall result in any increased costs to the applicable Borrower or otherwise adversely affect the applicable Borrower.

     IV.10 Survival.  The agreements and obligations of the Borrowers in this
           --------
Article IV shall survive the payment of all other Obligations.
----------

                                   ARTICLE V

                             CONDITIONS PRECEDENT
                             --------------------

     V.1   Conditions to Initial Credit Extensions.  The obligation of each
           ---------------------------------------
Lender to make its initial Credit Extension is, in addition to the conditions precedent set forth in Section 5.3, subject to the conditions that (i) the
                       -----------
Borrowers shall have submitted evidence reasonably satisfactory to the Administrative Agent that all Debt to be Repaid has been (or concurrently with the initial Credit Extensions will be) paid in full, that all Liens securing Debt to be Repaid have been (or concurrently with the initial Credit Extensions will be) released and that all commitments to lend arising under any agreements relating to Debt to be Repaid have been (or concurrently with the initial Credit Extensions will be) terminated, (ii) the Closing Date shall occur on or before May 30, 1997 and (iii) the Administrative Agent shall have received on or before the date of the initial Credit Extensions all of the following, in form and substance satisfactory to the Administrative Agent and each Lender, and (except for any Note) in sufficient copies for the Administrative Agent and each Lender:

           (a) Agreement and Notes.  This Agreement (and, if applicable, any
               -------------------
Notes) executed by each party hereto (and, if applicable, thereto).
           (b) Resolutions; Incumbencies.
               -------------------------

               (i) Copies of resolutions of the board of directors (or comparable body) of each Loan Party authorizing the execution, delivery and performance by such Loan Party of the Loan Documents to which such Loan Party is to be a party, certified as of the Closing Date by the Secretary or an Assistant Secretary (or a comparable officer) of such Loan Party; and

               (ii) A certificate of the Secretary or an Assistant Secretary (or a comparable officer) of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to execute and deliver the Loan Documents to which such Loan Party is to be a party.

           (c) Organization Documents.  The articles or certificate of
               ----------------------
incorporation or association (or similar charter document) and, if applicable, the code of regulations or bylaws of each Loan Party as in effect on the Closing Date, certified by the Secretary or Assistant Secretary (or a comparable officer) of such Loan Party as of the Closing Date.

           (d) Guaranty.  A guaranty (the "Guaranty"), substantially in the form
               --------                    --------
of Exhibit E, executed by each Person which (as of the Closing Date) is a
   ---------
Guarantor.

           (e) Payment of Fees.  Evidence of payment by Culligan of all accrued
               ---------------
and unpaid fees, costs and expenses payable by the Borrowers to the Administrative Agent or the Lenders to the extent due and payable on the Closing Date, together with Attorney Costs of the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute the Administrative Agent's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final
             --------
settling of accounts between Culligan and the Administrative Agent), including any such costs, fees and expenses arising under or referenced in Section 2.11 or
                                                                 ------------
12.4.
----

           (f) Certificate.  A certificate signed by a Responsible Officer of
               -----------
Culligan, dated as of the Closing Date, stating that:

               (i)   the representations and warranties contained in Article VI
                                                                     ----------
     are true and correct on and as of such date, as though made on and as of such date;

               (ii) no Event of Default or Unmatured Event of Default exists or would result from the initial Credit Extension; and

               (iii) no event or circumstance has occurred since January 31, 1997 that has resulted or would reasonably be expected to result in a Material Adverse Effect.

           (g) Legal Opinions.
               --------------

               (i)   An opinion of Edward A. Christensen, General Counsel of
     Culligan, substantially in the form of            Exhibit F-1;
                                                       -----------

               (ii) an opinion of Skadden, Arps, Slate, Meagher & Flom, counsel to the Loan Parties, substantially in the form of Exhibit F-2;
                                                       -----------

               (iii) opinions of special Nevada, Indiana and Iowa counsel to the Loan Parties, each in form satisfactory to the Administrative Agent; and

               (iv) an opinion of Mayer, Brown & Platt, special counsel to the Administrative Agent, substantially in the form of Exhibit G.
                                                        ---------


           (h) Other Documents.  Such other approvals, opinions, documents or
               ---------------
materials as the Administrative Agent or any Lender may reasonably request.

     V.2   Conditions to Initial Loans to Each Borrowing Subsidiary.  The
           --------------------------------------------------------
obligation of each Lender to make its initial Loan to any Borrowing Subsidiary is subject to the conditions precedent that the Administrative Agent shall have received on or before the date of such initial Loan all of the following, in form and substance satisfactory to the Administrative Agent and each Lender, and (except for any Note) in sufficient copies for the Administrative Agent and each
Lender:

           (a) Assumption Letter.  An assumption letter in the form of
               -----------------
Exhibit C (any such letter, an "Assumption Letter")  signed by such Borrowing
---------                       -----------------
Subsidiary and Culligan.

           (b) Notes.  Any Notes to be issued by such Borrowing Subsidiary
               -----
pursuant to Section 2.2(b).
            --------------

           (c) Resolutions; Incumbencies.
               -------------------------

               (i)   Copies of resolutions of the board of directors (or
     comparable body) of such Borrowing Subsidiary   authorizing the
     execution and delivery by such Borrowing Subsidiary of the Assumption Letter referred to in clause (a) and any Notes, the borrowings by such
                           ----------
     Borrowing Subsidiary hereunder and performance by such Borrowing Subsidiary of its obligations hereunder and under any Notes, certified by the Secretary or an Assistant Secretary (or a comparable officer) of such Borrowing Subsidiary.

               (ii) A certificate of the Secretary or an Assistant Secretary (or a comparable officer) of such Borrowing Subsidiary certifying the names of the officers or representatives of such Borrowing Subsidiary authorized to execute and deliver the Assumption Letter referred to in clause (a) and
                                                                 ----------
     any Notes.

           (d) Legal Opinions.  One or more opinions of counsel to such
               --------------
Borrowing Subsidiary covering such matters as the Administrative Agent or any Lender may reasonably request.

           (e) Other Documents.  Such other approvals, opinions, documents or
               ---------------
materials as the Administrative Agent or any Lender may reasonably request.

     V.3   Conditions to All Credit Extensions.  The obligation of each Lender
           -----------------------------------
to make any Credit Extension (including the initial Credit Extension) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Issuance Date:

           (a) Notice, Application.  The Administrative Agent shall have
               -------------------
received a Notice of Borrowing or the Administrative Agent and the Swing Line Lender shall have received notice from Culligan of a Swing Line Loan or the Issuing Lender and the Administrative Agent shall have received an L/C Application or L/C Amendment Application, as required under Section 3.2 (in the
                                                            -----------
case of any Issuance of a Letter of Credit).

           (b) Continuation of Representations and Warranties. The
               ----------------------------------------------
representations and warranties in Article VI shall be true and correct in all
                                  ----------
material respects on and as of the date of such Credit Extension with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

           (c) No Existing Default.  No Event of Default or Unmatured Event of
               -------------------
Default shall exist or will result from such Credit Extension.

Each Notice of Borrowing, L/C Application, L/C Amendment Application and Swing
Line Loan request submitted by a Borrower   hereunder shall constitute a
representation and warranty by the Borrowers hereunder, as of the date of such notice or request and as of the relevant Borrowing Date or Issuance Date, as applicable, that the applicable conditions in this Section 5.3 are satisfied.
                                                   -----------


                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Culligan represents and warrants to the Administrative Agent and each Lender that:

     VI.1  Corporate Existence and Power.  Culligan and each of its
           -----------------------------
Subsidiaries:

           (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

           (b) has the power and authority and all material governmental licenses, authorizations, consents and approvals (i) to own its assets and to carry on its business as presently conducted and (ii) to execute, deliver and perform its obligations under the Loan Documents to which it is a party;

           (c) is duly qualified and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

           (d) is in compliance with all Requirements of Law;

except, in each case referred to in clauses (b)(i), (c) and (d), to the extent
                                    --------------  ---     ---
that the failure to so be or have would not have a Material Adverse Effect.

     VI.2  Authorization; No Contravention.  The execution, delivery and
           -------------------------------
performance by each Loan Party of each Loan Document to which such Loan Party is a party have been duly authorized by all necessary corporate or similar action on the part of such Loan Party, and do not and will not:

           (a) contravene the terms of such Loan Party's Organization Documents;

           (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which Culligan or any Subsidiary is a party or any order,
injunction, writ or   decree of any Governmental Authority to which Culligan
or any Subsidiary or any property thereof is subject; or

           (c)  violate any Requirement of Law.

     VI.3  Governmental Authorization.  No approval, consent, exemption,
           --------------------------
authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of any Loan Document to which such Loan Party is a party (except in the case of enforcement involving litigation or similar proceedings, filings of complaints and other pleadings with courts).

     VI.4  Binding Effect.  Each of this Agreement and each other Loan Document
           --------------
to which any Loan Party is a party constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     VI.5  Litigation.  Except as may exist with respect to matters specifically
           ----------
disclosed in Schedule 6.5, there are no actions, suits, proceedings, claims or
             ------------
disputes pending or, to the knowledge of Culligan, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against Culligan or any Subsidiary or any of their respective properties:

           (a) which purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or

           (b) as to which there exists a reasonable likelihood of an adverse determination, which determination would reasonably be expected to have a Material Adverse Effect.

     No injunction, writ, temporary restraining order or other order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

     VI.6  No Default.  No Event of Default or Unmatured Event of Default exists
           ----------
or would result from the incurrence of any Obligations by any Loan Party. As of the Closing Date, neither Culligan nor any Subsidiary is in default under or
with respect   to any Contractual Obligation in any respect which,
individually or together with all other such defaults, would reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Closing Date, create an Event of Default under subsection
                                                                  ----------
9.1(e).
------

     VI.7  ERISA Compliance.
           ----------------

           (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or is relying on a determination letter from the IRS secured by the sponsor of a prototype plan or such letter is pending and, to the knowledge of Culligan, nothing has occurred which would cause a denial or the loss of such qualification. Other than with respect to the Astrum Plans, all required contributions to any Plan subject to Section 412 of the Code have been made and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

           (b) There is no pending or, to the knowledge of Culligan, threatened claim, action or lawsuit, or action by any Governmental Authority, with respect to any Plan which has resulted or would reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or would reasonably be expected to result in a Material Adverse Effect.

           (c) (i) Other than with respect to the Astrum Plans, no ERISA Event has occurred or is reasonably expected to occur which has resulted or could reasonably be expected to result in any liability to Culligan or any ERISA Affiliate which is or would be material to Culligan or to Culligan and its Subsidiaries taken as a whole or in any Lien under Section 302(f) of ERISA; (ii) no Pension Plan (other than the Astrum Plans) has any Unfunded Pension Liability which is or would be material to Culligan or to Culligan and its Subsidiaries taken as a whole; (iii) neither Culligan nor any ERISA Affiliate has incurred, or reasonably expects to incur, any material liability under Title IV of ERISA with respect to any Pension Plan (other than with respect to the Astrum Plans or with respect to premiums due and not delinquent under Section 4007 of ERISA) in connection with a termination of such Plan under Section 4041(c) of ERISA; (iv) neither Culligan nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in liability) under Section 4201 or
4243 of   ERISA with respect to a Multiemployer Plan, which liability is or would be material to Culligan or to Culligan and its Subsidiaries taken as a whole; and (v) neither Culligan nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

     VI.8  Use of Proceeds; Margin Regulations.  The proceeds of the Loans are
           -----------------------------------
to be used solely for the purposes set forth in and permitted by Section 7.12
                                                                 ------------
and Section 8.7.  Neither Culligan nor any Subsidiary is generally engaged in
    -----------
the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

     VI.9  Title to Properties.  Culligan and its Subsidiaries have good record
           -------------------
and marketable title in fee simple to, or valid leasehold interests in, all real property used in the ordinary conduct of their respective businesses, except for such defects in title as would not, individually or in the aggregate, have a Material Adverse Effect. As of the Closing Date and after payment of the Debt to be Repaid, the property of Culligan and its Subsidiaries is subject to no Liens, other than Permitted Liens.

     VI.10 Taxes.  Culligan and its Subsidiaries have filed all Federal income
           -----
tax and other material tax returns and reports required to be filed, and have paid all Federal income taxes and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against Culligan or any Subsidiary that would, if made, have a Material Adverse Effect.

     VI.11 Financial Condition.  (a)  The audited consolidated financial
           -------------------
statements of Culligan and its Subsidiaries dated January 31, 1997, copies of which have been furnished to each Lender:

               (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and

               (ii) fairly present in all material respects the financial condition of Culligan and its Subsidiaries as of the date thereof and results of operations for the period covered thereby.

           (b) Since January 31, 1997, there has been no Material Adverse
Effect.

     VI.12 Environmental Matters.  Culligan conducts in the ordinary
           ---------------------
course of business a review of the effect of existing Environmental Laws and existing

Environmental Claims on its business, operations and properties, and as a result thereof Culligan has reasonably concluded that, except as specifically disclosed in Schedule 6.12, such Environmental Laws and Environmental Claims
             -------------
could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     VI.13 Regulated Entities.  None of Culligan, any Person controlling
           ------------------
Culligan or any Subsidiary is an "investment company" subject to registration under the Investment Company Act of 1940. Neither Culligan nor any Subsidiary is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code (other than Culligan Operating Services Inc., which has certain operations that are subject to public utilities regulation in North Carolina), or any other Federal or state statute or regulation (other than margin regulations) limiting its ability to incur Indebtedness hereunder.

     VI.14 No Burdensome Restrictions.  Neither Culligan nor any Subsidiary is
           --------------------------
subject to any restriction in any Organization Document or any Requirement of Law which would reasonably be expected to have a Material Adverse Effect.

     VI.1 Copyrights, Patents, Trademarks and Licenses, etc. Culligan and its
          -------------------------------------------------
Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses as presently conducted, without any known conflict with the rights of any other Person which would, individually or in the aggregate with all other such conflicts, reasonably be expected to have a Material Adverse Effect. No slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by Culligan or any Subsidiary infringes upon any rights held by any other Person, which infringement would, individually or in the aggregate with all other such infringements, reasonably be expected to have a Material Adverse Effect.

     VI.16 Subsidiaries.  As of the Closing Date, (a) Culligan has no
           ------------
Subsidiaries or equity investments in any other corporation or entity other than
(i) those specifically disclosed in Schedule 6.16 and (ii) equity investments in
                                    -------------
other corporations or entities not in excess of $100,000 in the aggregate; and
(b) Culligan has no Material Domestic Subsidiaries other than those designated as such on Schedule 6.16.
           -------------

     VI.17 Insurance.  The properties of Culligan and its Subsidiaries are
           ---------
insured or reinsured with financially sound and reputable insurance companies not Affiliates of Culligan, in such amounts, with such deductibles and co-insurance provisions and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where Culligan or such Subsidiary operates, provided that Culligan
                                                       --------
and its Subsidiaries may self-insure with respect to such risks to the extent customary for prudent Persons in the same or similar businesses under similar circumstances.

     VI.18 Full Disclosure.  None of the representations or warranties made by
           ---------------
the Loan Parties herein or in any other Loan Document as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of Culligan or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of Culligan to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, taken as a whole and in light of the circumstances under which they are made, not misleading as of the time when made or delivered; it being understood that the
                                                  -- ----- ----------
projections and pro forma financial information contained in such materials are based on good faith estimates and assumptions believed by Culligan to be reasonable as of the date such projections and pro forma financial information were furnished by Culligan based on the information actually known to Responsible Officers of Culligan at such time, but such projections and pro forma financial information shall be excluded from the scope of this representation and warranty.


                                  ARTICLE VII

                             AFFIRMATIVE COVENANTS
                             ---------------------

     So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Lenders waive compliance in writing:

     VII.1 Financial Statements.  Culligan shall deliver to the Administrative
           --------------------
Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders:

           (a) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of Culligan
and its Subsidiaries as at   the end of such year and the related
consolidated statements of income, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the report of KPMG Peat Marwick or another nationally-recognized independent public accounting firm ("Independent
                                                                   -----------
Auditor"), which report (i) shall state that such consolidated financial
-------
statements present fairly the consolidated financial position of Culligan and its Subsidiaries for such year in conformity with GAAP and (ii) shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of Culligan's or any Subsidiary's records; and

           (b) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the consolidated balance sheets of Culligan and its Subsidiaries as of the end of such quarter and the related consolidated statements and cash flows for such quarter and for the period commencing on the first day of such fiscal year and ending on the last day of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and period in the previous fiscal year, and certified by a Responsible Officer of Culligan as fairly presenting, in accordance with GAAP (subject to ordinary, good-faith year-end adjustments), the financial position and the results of operations of Culligan and its Subsidiaries for the periods covered thereby.

     VII.2 Certificates; Other Information.  Culligan shall furnish to the
           -------------------------------
Administrative Agent and each Lender:

           (a) concurrently with the delivery of the financial statements referred to in subsection 7.1(a), a certificate of the Independent Auditor
               -----------------
stating that in making the examination necessary therefor no knowledge was obtained of any Event of Default or Unmatured Event of Default, except as specified in such certificate;

           (b) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and (b), a Compliance Certificate executed by
               ------------------     ---
a Responsible Officer of Culligan;

           (c) promptly, copies of all financial statements and regular, periodic or special reports (including 10K, 10Q and 8-K) that Culligan or any Subsidiary may make to, or file with, the SEC;

           (d) promptly upon the request of the Administrative Agent or any Lender, copies of all detailed financial and management reports submitted to
Culligan by the Independent   Auditor in connection with each annual or
interim audit made of the books of Culligan and its Subsidiaries;

           (e) as soon as practicable and in any event within 60 days after the commencement of each fiscal year, the business plan for Culligan and its Subsidiaries for such fiscal year prepared in a manner consistent with the projections delivered by Culligan to the Lenders prior to the Closing Date or otherwise in a manner reasonably satisfactory to the Required Lenders; and

           (f) promptly, such additional information regarding the business, financial or corporate affairs of Culligan or any Subsidiary as the Administrative Agent or any Lender may from time to time reasonably request.

     VII.3 Notices.  Promptly upon any Responsible Officer of Culligan obtaining
           -------
knowledge thereof, Culligan shall promptly notify the Administrative Agent and each Lender of:

           (a) the occurrence of any Event of Default or Unmatured Event of Default;

           (b) any matter that has resulted or would reasonably be expected to result in a Material Adverse Effect, including any of the following having such an effect: (i) any breach or non-performance of, or any default under, a Contractual Obligation of Culligan or any Subsidiary; (ii) any dispute, litigation, investigation or proceeding between Culligan or any Subsidiary and any Governmental Authority or any suspension by any Governmental Authority of any qualification or license of Culligan or any Subsidiary; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting Culligan or any Subsidiary, including pursuant to any applicable Environmental Laws; and

           (c) the occurrence of any of the following events if such event has resulted or would reasonably be expected to result in any liability to Culligan or any ERISA Affiliate which is material to Culligan or to Culligan and its Subsidiaries taken as a whole or in a Lien under Section 302(f) of ERISA, and deliver to the Administrative Agent and each Lender a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to Culligan or any ERISA Affiliate with respect to such event:

               (i)  an ERISA Event;

               (ii) a contribution failure with respect to a Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA;

               (iii)a material increase in the Unfunded Pension Liability of any Pension Plan;

               (iv) the adoption of, or the commencement of contributions to, any Plan subject to Section 412 of the Code by Culligan or any ERISA Affiliate; or

               (v) the adoption of any amendment to a Plan subject to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability.

     Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action Culligan or the affected Subsidiary proposes to take with respect thereto. Each notice under subsection 7.3(a) shall describe
                                              -----------------
with particularity any and all clauses or provisions of this Agreement or any other Loan Document that have been (or foreseeably will be) breached or violated.

   VII.4  Preservation of Corporate Existence, Etc.  Culligan shall, and shall
          ----------------------------------------
cause each Subsidiary to:

          (a) preserve and maintain in full force and effect its existence and good standing under the laws of its jurisdiction of organization (subject to Sections 8.2 and 8.3 and except to the extent, in the case of any Subsidiary
------------     ---
other than a Guarantor, failure to do so would not reasonably be expected to have a Material Adverse Effect);

          (b) preserve and maintain in full force and effect all material governmental rights, privileges, qualifications, permits, licenses and franchises necessary in the normal conduct of its business except in connection with transactions permitted by Section 8.3 and sales of assets permitted by
                               -----------
Section 8.2;
-----------

          (c) use commercially reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

          (d) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which would reasonably be expected to have a Material Adverse Effect.

   VII.5  Maintenance of Property.  Culligan shall, and shall cause each
          -----------------------
Subsidiary to, maintain and preserve all its material property (taken as a whole) which is used in its business in accordance with the standard of care typical in the industry in which it is engaged.

   VII.6  Insurance.  Culligan shall, and shall cause each Subsidiary to,
          ---------
maintain, with financially sound and reputable independent insurers, insurance or reinsurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (with such deductibles and co-insurance provisions) as are customarily carried under similar circumstances by such other Persons; provided that Culligan or any Subsidiary
                                     --------
may self-insure with respect to such risks to the extent customary for prudent Persons in the same or a similar business under similar circumstances.

   VII.7  Payment of Obligations.  Culligan shall, and shall cause each
          ----------------------
Subsidiary to, pay and discharge as the same shall become due and payable all of its material obligations and liabilities, including:

          (a) all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets; and

          (b) all material lawful claims which, if unpaid, would by law become a Lien (other than a Permitted Lien) upon its property;

unless, in each case, the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by Culligan or the applicable Subsidiary with respect thereto.

   VII.8  Compliance with Laws.  Culligan shall, and shall cause each Subsidiary
          --------------------
to, comply in all material respects with all material Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist or such noncompliance which in the aggregate would not be reasonably expected to result in material liability to Culligan or to Culligan and its Subsidiaries taken as a whole.

   VII.9  Compliance with ERISA.  Culligan shall, and shall cause each of its
          ---------------------
ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; and (b) make all required contributions to any Plan subject to
Section 412 of the Code (except such contributions that in the aggregate for all Plans are less than $1,000,000).

   VII.10 Inspection of Property and Books and Records. Culligan shall, and
          --------------------------------------------
shall cause each Subsidiary to, maintain proper books of record and account, in which full, true and correct entries in order to permit the preparation of Culligan's consolidated financial statements in conformity with GAAP shall be made of all financial transactions and matters involving the assets and business of Culligan and Subsidiaries. Culligan shall, and shall cause each Subsidiary to, permit representatives of the Administrative Agent or any Lender (subject to Section 12.9) to visit and inspect any of their respective
            ------------
properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice; provided that when an Event of Default exists the Administrative
                --------
Agent or any Lender may do any of the foregoing at the expense of Culligan at any time during normal business hours and without advance notice.

   VII.11 Environmental Laws.  Culligan shall, and shall cause each Subsidiary
          ------------------
to, conduct its operations in material compliance with all material Environmental Laws, except for such noncompliance which in the aggregate would not be reasonably expected to result in material liability to Culligan or any Subsidiary.

   VII.12 Use of Proceeds.  Culligan shall, and shall cause each other Borrower
          ---------------
to, use the proceeds of the Loans to refinance Debt to be Repaid, to provide working capital and for other general corporate purposes (including for capital expenditures and to finance Acquisitions) not in contravention of any Requirement of Law or of any Loan Document.

   VII.13 Guaranty.  Culligan shall take such actions as are reasonably
          --------
necessary, or as the Administrative Agent or any Lender may reasonably request from time to time, to ensure that the Obligations are unconditionally guaranteed by each Material Domestic Subsidiary pursuant to the Guaranty. Without limiting the foregoing, promptly upon the creation or acquisition of any Material Domestic Subsidiary (or any Domestic Subsidiary becoming a Material Domestic Subsidiary), Culligan shall (i) cause such Subsidiary to execute and deliver a counterpart of the Guaranty and (ii) deliver to the Administrative Agent such documents (including certified resolutions, incumbency certificates and opinions of counsel) as the Administrative Agent or any Lender may reasonably request to confirm the authorization of the Guaranty by, and the enforceability of the Guaranty against such Subsidiary.

                                  ARTICLE VIII

                              NEGATIVE COVENANTS
                              ------------------

     So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Lenders waive compliance in writing:

     VIII.1  Limitation on Liens.  Culligan shall not, and shall not permit any
             -------------------
Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):
                                                        ---------------

          (a) any Lien existing on property of Culligan or any Subsidiary on the Closing Date and set forth in Schedule 8.1 securing Indebtedness outstanding on
                              ------------
such date and any extension, renewal or replacement of any such Lien, provided
                                                                      --------
that the principal amount secured thereby shall not be increased in connection therewith or the scope of such Lien extended;

          (b) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 7.7, provided that no notice of
                                         -----------  --------
lien has been filed or recorded under the Code or any other Requirement of Law;

          (c) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without material penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

          (d) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

          (e) Liens on the property of Culligan or any Subsidiary securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases or statutory obligations, (ii) contingent obligations on surety bonds (excluding bonds related to litigation), and (iii) other non-delinquent obligations of a like nature; in each case incurred in the ordinary course of business, provided all such Liens in the aggregate would not (even if enforced)
          --------
cause a Material Adverse Effect;

          (f) Liens consisting of judgment or judicial attachment liens (including prejudgment attachment) and Liens in respect of appeal bonds or other bonds related to litigation, provided that the enforcement of such Liens is
                             --------
effectively stayed and (i) the maximum amount secured by all such Liens does not at any time exceed, in the aggregate for Culligan and its Subsidiaries, a Dollar Equivalent amount of U.S. $50,000,000 and (ii) the maximum amount secured by such Liens arising in respect of litigation in which Culligan or a Subsidiary is the defendant or which has been decided adversely to Culligan or a Subsidiary does not at any time exceed, in the aggregate for Culligan and its Subsidiaries, a Dollar Equivalent amount of U.S. $10,000,000;

          (g) easements, rights-of-way, restrictions, encroachments, exceptions and other similar encumbrances and irregularities in title incurred in the ordinary course of business which, individually and in the aggregate, do not materially interfere with the ordinary conduct of the businesses of Culligan and its Subsidiaries;

          (h) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a
                        --------
dedicated cash collateral account and is not subject to restrictions against access by Culligan or the applicable Subsidiary in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by Culligan or the applicable Subsidiary to provide collateral to the depository institution;

          (i) purchase money security interests on any property acquired or held by Culligan or its Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (i) any such Lien attaches to
                                     --------
such property concurrently with or within 60 days after the acquisition thereof,
(ii) such Lien attaches solely to the property so acquired in such transaction,
(iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such property and (iv) the principal amount of the Indebtedness secured by any and all such purchase money security interests shall not at any time exceed $5,000,000;

          (j) Liens on retail accounts receivable financed by the Company or any Subsidiary in the ordinary course of business consistent with the practice of the Company and its Subsidiaries prior to the date of this Agreement; provided that the aggregate amount of all accounts receivable so financed shall not at any time exceed $15,000,000;

          (k) Liens on the assets of any Subsidiary securing obligations of such Subsidiary to Culligan or another Subsidiary, except that no Liens shall be permitted on the assets of any Guarantor other than Liens securing obligations to Culligan or another Guarantor;

          (l) prior to the initial Credit Extension, Liens securing Debt to be Repaid; and

          (m) Liens (excluding Liens on inventory and accounts receivable) not otherwise permitted hereunder covering assets having a book value not at any time exceeding in the aggregate 5% of Net Worth.

   VIII.2 Disposition of Assets.  Culligan shall not, and shall not permit any
          ---------------------
Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property, or enter into any agreement to do any of the foregoing, except:

          (a) the sale or lease of inventory and of used, worn-out or surplus equipment or other assets, and the licensing of intellectual property, all in the ordinary course of business;

          (b) the sale of machinery or equipment to the extent that such machinery or equipment is exchanged for credit against the purchase price of similar replacement machinery or equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of similar replacement machinery or equipment;

          (c) dispositions of property (including stock or other ownership or equity interests in any Person but excluding accounts and notes receivable not related to a Person or division being disposed of) not otherwise permitted hereunder which are made for fair market value; provided that at the time of any
                                                --------
such disposition, (i) no Event of Default or Unmatured Event of Default exists or will result therefrom and (ii) the aggregate book value of all property so disposed of (net of any liabilities related to such property assumed by the buyer of such property) by Culligan and its Subsidiaries during the term of this Agreement shall not, at the time of any disposition, exceed 15% of the total consolidated assets of Culligan and its Subsidiaries; and

          (d) dispositions of property (including stock or other ownership or equity interests in any Person but excluding accounts and notes receivable not related to a Person or division being disposed of) by Culligan to any Subsidiary or by any Subsidiary to Culligan or another Subsidiary.

   VIII.3 Consolidations and Mergers.  Culligan shall not, and shall not
          --------------------------
permit any Subsidiary to, merge, amalgamate or consolidate with or into any other Person, except:

          (a) any Subsidiary may merge, amalgamate or consolidate with or into Culligan (provided that Culligan shall be the surviving corporation) or with or
          --------
into any other Subsidiary;

          (b) any merger, amalgamation or consolidation in connection with a disposition permitted by Section 8.2 or an Acquisition permitted by Section 8.4;
                         -----------                                -----------
and

          (c) Culligan may merge, amalgamate or consolidate with any other Person so long as Culligan is the surviving corporation and no Event of Default or Unmatured Event of Default exists or will result therefrom.

   VIII.4 Loans and Investments.  Culligan shall not, and shall not permit any
          ---------------------
Subsidiary to, purchase or acquire, or make any commitment to purchase or acquire, any capital stock, equity interest, or obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisition, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person (any of the foregoing, an "Investment"), except for:
 ----------

          (a) investments in cash equivalents and marketable securities;

          (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

          (c) Investments (not constituting an Acquisition other than the creation or acquisition of the equity interest in a newly-formed Person which does not have material assets or liabilities) in Subsidiaries, and Investments by Subsidiaries in Culligan;

          (d) Investments made in connection with or in order to consummate Acquisitions; provided that (i) no Event of Default or Unmatured Event of
              --------
Default exists or will result therefrom, (ii) in the case of any Acquisition or series of related Acquisitions involving consideration (including assumed liabilities) in excess of $75,000,000, Culligan shall have delivered to the Administrative Agent and each Lender a certificate showing that on a pro forma
                                                                     --- -----
basis, after giving effect to such Acquisition(s), Culligan would have been in compliance with Sections 8.9, 8.10 and 8.11 on the last day of the most
                ------------  ----     ----
recently-completed fiscal quarter (assuming, for purposes of Section 8.9 that
                                                             -----------
such Acquisition had occurred, and any related Indebtedness had been incurred, on the first day of the Computation Period ending on such last day) and (iii) the board of directors (or the executive committee thereof) or equivalent governing body of the acquiree or the parent of the acquiree shall have given its written consent to or approval of such Acquisition;

          (e) pledges or deposits permitted under subsection 8.1(d) or (e);
                                                  -----------------    ---

          (f) existing Investments listed on Schedule 8.4;
                                             ------------

          (g) advances, loans or extensions of credit in the ordinary course of business to employees of Culligan and its Subsidiaries, provided that the
                                                        --------
aggregate amount of all such loans, advances and extensions of credit (other than (x) advances for travel and entertainment expenses in the ordinary course of business and (y) loans described in subsection 8.4(h)) shall not at any time
                                       -----------------
exceed in the aggregate a Dollar Equivalent amount of U.S. $1,000,000;

          (h) loans to Douglas Pertz in connection with the exercise by Mr. Pertz of options to purchase common stock of Culligan, provided that the
                                                       --------
aggregate amount of all such loans shall not at any time exceed $5,000,000; and

          (i) other Investments (excluding Investments of the types described in subsection 8.4(g)) not at any time exceeding in the aggregate a Dollar
-----------------
Equivalent amount equal to the greater of U.S. $75,000,000 and 20% of Net Worth.

   VIII.5 Limitation on Indebtedness.  Culligan shall not, and shall not permit
          --------------------------
any Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

          (a) Indebtedness incurred pursuant to this Agreement and the Short-Term Credit Agreement and guaranties of such Indebtedness;

          (b) Indebtedness consisting of Contingent Obligations permitted pursuant to Section 8.8;
            -----------

          (c) Indebtedness existing on the Closing Date which is Debt to be Repaid or is set forth in Schedule 8.5 (and any renewal, extension, replacement,
                          ------------
refunding or refinancing of such Indebtedness provided that the principal amount of such Indebtedness is not increased in connection therewith);

          (d) unsecured Indebtedness of Culligan to any Subsidiary or of any Subsidiary to Culligan or any other Subsidiary;

          (e) Subordinated Debt;

          (f) Indebtedness secured by Liens permitted pursuant to subsection
                                                                  ----------
8.1(i);
------

          (g) Indebtedness of Foreign Subsidiaries not at any time exceeding in the aggregate a Dollar Equivalent amount equal to 20% of Net Worth; and

          (h) unsecured Indebtedness of Culligan and its Domestic Subsidiaries;

provided that all such Indebtedness plus (without duplication) all Indebtedness
--------
of Foreign Subsidiaries permitted by subsection 8.5(g) shall not exceed an
                                     -----------------
amount equal to 35% of Net Worth.

   VIII.6  Transactions with Affiliates.  Culligan shall not, and shall not
           ----------------------------
permit any Subsidiary to, enter into any transaction with any Affiliate of Culligan (other than a Subsidiary), except upon fair and reasonable terms no less favorable to Culligan or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of Culligan or such Subsidiary.

   VIII.7  Use of Proceeds.  (a)  Culligan shall not, and shall not permit any
           ---------------
Subsidiary to, use any portion of the Loan proceeds or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock in violation of any Requirement of Law, (ii) to repay or otherwise refinance indebtedness of Culligan or others incurred to purchase or carry Margin Stock in violation of any Requirement of Law or (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock in violation of any Requirement of Law.

          (b) Culligan shall not, directly or indirectly, use any portion of the Loan proceeds or any Letter of Credit (i) knowingly to purchase Ineligible Securities from the Arranger during any period in which the Arranger makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by the Arranger, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by the Arranger and issued by or for the benefit of Culligan or any Subsidiary of Culligan. The Arranger is a registered broker-dealer and permitted to underwrite and deal in certain Ineligible Securities; and "Ineligible Securities" means
                                                ---------------------
securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C.
(S) 24, Seventh), as amended.

   VIII.8  Contingent Obligations.  Culligan shall not, and shall not permit any
           ----------------------
Subsidiary to, create, incur, assume or suffer to exist any Contingent Obligation, except:

          (a) endorsements for collection or deposit in the ordinary course of business;

          (b) Swap Contracts entered into in the ordinary course of business as bona fide hedging transactions (including, without limitation, hedging of currency exchange rates with respect to projected revenues, expenses, cash flows, balance sheet items and other budgeted items, projected repatriation of funds, hedging of interest rates, hedging prices of projected requirements of materials and the like);

          (c) Contingent Obligations of Culligan and its Subsidiaries existing as of the Closing Date and listed in Schedule 8.8;
                                     ------------

          (d) Contingent Obligations arising under (i) Surety Instruments arising in the ordinary course of business or (ii) any guaranty of the performance of contractual obligations (other than obligations to pay money) of other Persons so long as such guaranty arises in connection with a project in which Culligan or the applicable Subsidiary is otherwise involved in the ordinary course of business;

          (e) Guaranty Obligations of Culligan or any Subsidiary in respect of the obligations of Culligan or any Subsidiary;

          (f) Guaranty Obligations in respect of the Indebtedness or other liabilities of other Persons, provided that such Guaranty Obligations constitute
                              --------
permitted Investments under subsection 8.4(t) and permitted Indebtedness
                            -----------------
under subsection 8.5(h); and
      -----------------

          (g) Contingent Obligations in respect of retail accounts receivable sold to or financed by third parties to the extent permitted by subsection
                                                                ----------
8.1(j) or sold to or financed by Culligan or any Subsidiary to the extent
------
permitted by subsection 8.1(k).
             -----------------

   VIII.9  Leverage Ratio.  Culligan shall not permit the Leverage Ratio to
           --------------
exceed (a) 3.5 to 1 as of the last day of any fiscal quarter ending on or prior to April 30, 2000 or (b) 3.25 to 1 as of the last day of any fiscal quarter thereafter; provided that the Leverage Ratio may exceed the levels specified
            --------
above for a period not exceeding three consecutive quarters so long as the Leverage Ratio does not exceed 4.0 to 1 as of the last day of any fiscal quarter.

   VIII.10 Minimum Net Worth.  Culligan shall not permit Net Worth at any time
           -----------------
to be less than the sum of (i) U.S. $140,000,000, plus (ii) 50% of quarterly
                                                  ----
Consolidated Net Income for each fiscal quarter ending after October 31, 1996 and prior to the date of determination (provided that if Consolidated Net Income is less than zero for any fiscal quarter, Consolidated Net Income shall be deemed to be zero for such quarter), plus (iii) 50% of the net proceeds of any
                                     ----
equity contributed to or issued by Culligan or any Subsidiary after the Closing Date.

   VIII.11 Interest Coverage Ratio.  Culligan shall not permit the Interest
           -----------------------
Coverage Ratio to be less than (a) 2.5 to 1 as of the last day of any fiscal quarter ending on or prior to April 30, 1999 or (b) 3.0 to 1 as of the end of any fiscal quarter thereafter.

   VIII.12 Restricted Payments.  Culligan shall not, and shall not permit any
           -------------------
Subsidiary to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding, or prepay, purchase, redeem or defease any Subordinated Debt (all of the foregoing being collectively called "Restricted Payments"), except that
                     -------------------

          (a) any Subsidiary may declare and pay dividends to Culligan or to another Subsidiary;

          (b) Culligan may declare and make stock splits and dividend payments or other distributions payable solely in its common stock; and

          (c) so long as no Event of Default or Unmatured Event of Default exists or will result therefrom, Culligan or any Subsidiary may make Restricted Payments (including dividends payable by a Subsidiary to a Person other than Culligan or a Subsidiary) in an aggregate amount not exceeding (at the time any Restricted Payment is made) 50% of quarterly Consolidated Net Income for each fiscal quarter ending after October 31, 1996 (provided that if Consolidated Net Income is less than zero for any fiscal quarter, Consolidated Net Income shall be deemed to be zero for such quarter).

   VIII.13 ERISA.  Culligan shall not, and shall not permit any of its ERISA
           -----
Affiliates to, engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

   VIII.14 Change in Business.  Culligan shall not, and shall not permit any
           ------------------
Subsidiary to, engage in any material line of business other than engaging, directly or indirectly, in the water purification and treatment industry, including waste water treatment, and related product or service extensions thereof.

   VIII.15 Accounting Changes.  Culligan shall not, and shall not permit any
           ------------------
Subsidiary to, make any significant change in accounting principles or reporting practices, except as required by GAAP, or change its fiscal year.

   VIII.16 Margin Stock.  Culligan shall not at any time permit the value of all
           ------------
Margin Stock owned by Culligan and its Subsidiaries to exceed 25% of the value of the total consolidated assets of Culligan and its Subsidiaries.

   VIII.17 Domestic Subsidiaries.  Culligan shall not permit more than 15% of
           ---------------------
the consolidated total assets of Culligan and its Domestic Subsidiaries at any time to be held by, or more than 15% of the consolidated revenues of Culligan and its Domestic Subsidiaries for any fiscal quarter to be earned by, Domestic Subsidiaries which are not Guarantors.


                                  ARTICLE IX

                               EVENTS OF DEFAULT
                               -----------------

   IX.1   Event of Default.  Any of the following shall constitute an "Event of
          ----------------                                             --------
Default":
-------

          (a) Non-Payment.  Any Borrower fails to pay, (i) when and as required
              -----------
to be paid herein, any principal of any Loan or of any L/C Obligation or (ii) within five Business Days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document.

          (b) Representation or Warranty.  Any representation or warranty by
              --------------------------
Culligan or any Subsidiary made or deemed made herein or in any other Loan Document, or contained in any certificate, document or financial or other statement by Culligan or any Subsidiary furnished at any time under this Agreement or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made.

          (c) Specific Defaults.  Culligan fails to perform or observe any term,
              -----------------
covenant or agreement contained in Section 7.3(a), 8.1, 8.2, 8.3, 8.4, 8.5, 8.7,
                                   ------- ------  ---  ---  ---  ---  ---  ---
8.8, 8.9, 8.10, 8.11 or 8.12.
---  ---  ----  ----    ----

          (d) Other Defaults.  Culligan or any other Loan Party fails to perform
              --------------
or observe any other term or covenant contained in this Agreement or any other Loan Document, and such failure shall continue unremedied for a period of 30 days after the earlier of (i) the date upon which a Responsible Officer of such Loan Party knew of such failure or (ii) the date upon which written notice thereof is given to Culligan by the Administrative Agent or any Lender.

          (e) Cross-Default.  (i) Culligan or any Subsidiary fails to make any
              -------------
payment in respect of any Indebtedness or Contingent Obligation having an aggregate principal Dollar Equivalent amount of more than U.S. $10,000,000 or more when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise, but subject to any applicable grace period); or (ii) Culligan or any Subsidiary fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation having an aggregate principal Dollar Equivalent amount of U.S. $15,000,000 or more, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or Contingent Obligation or beneficiary or beneficiaries of such Indebtedness or Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Indebtedness to be declared to be due and payable prior to its stated maturity or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded.

          (f) Insolvency; Voluntary Proceedings.  Culligan or any Subsidiary (i)
              ---------------------------------
ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing.

          (g) Involuntary Proceedings.  (i) Any involuntary Insolvency
              -----------------------
Proceeding is commenced or filed against Culligan or any Subsidiary, or any writ, judgment, warrant of attachment, warrant of execution or similar process is issued or levied against a substantial part of Culligan's or any Subsidiary's properties, and such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, warrant of execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) Culligan or any Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding commenced or filed against Culligan or any Subsidiary; or
(iii) Culligan or any Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor) or other similar Person for itself or a substantial portion of its property or business.

          (h) ERISA.  (i) An ERISA Event shall occur with respect to a Pension
              -----
Plan or a Multiemployer Plan which has resulted or would reasonably be expected to result in liability of Culligan under Title IV of ERISA to such Pension Plan or Multiemployer Plan or to the PBGC in an aggregate Dollar Equivalent amount of U.S. $10,000,000 or more; (ii) the aggregate Dollar Equivalent amount of Unfunded Pension Liability among all Pension Plans at any time exceeds U.S. $10,000,000; or (iii) Culligan or any Subsidiary shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate Dollar Equivalent amount in excess of U.S. $15,000,000.

          (i) Monetary Judgments.  One or more non-interlocutory judgments, non-
              ------------------
interlocutory orders, decrees or arbitration awards is entered against Culligan or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of a Dollar Equivalent amount of U.S. $10,000,000 or more, and the same shall remain undischarged, unvacated or unstayed pending appeal for a period of 30 days after the entry thereof.

          (j) Non-Monetary Judgments.  Any non-monetary judgment, order or
              ----------------------
decree is entered against Culligan or any Subsidiary which has or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

          (k) Guaranty.  The Guaranty ceases to be in full force and effect with
              --------
respect to any Guarantor (other than as a result of a transaction permitted hereunder); or any Guarantor repudiates, or attempts to repudiate, or fails to perform, any of its obligations under the Guaranty.

          (l) Change of Control.  Any Change of Control occurs.
              -----------------

   IX.2    Remedies.  If any Event of Default occurs, the Administrative Agent
           --------
shall, at the request, or may, with the consent, of the Required Lenders, take any or all of the following actions:

          (a) declare the Commitments, the obligation of the Issuing Lender to Issue Letters of Credit and the obligation of the Swing Line Lender to make Swing Line Loans to be terminated, whereupon such Commitments and obligations shall be terminated;

          (b) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letter of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letter of Credit) to be immediately due and payable as Cash Collateral, and declare the unpaid principal amount of all outstanding Loans and L/C Borrowings, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;

          (c) exercise any right under any L/C-Related Document to effect a drawing under or to terminate any Letter of Credit; and

          (d) exercise on behalf of the Administrative Agent and the Lenders all rights and remedies available to the Administrative Agent and the Lenders under the Loan Documents or applicable law or otherwise;

provided, however, that upon the occurrence of any event specified in subsection
--------  -------                                                     ----------
(f) or (g) of Section 9.1, the obligation of each Lender to make Loans and any
---    ---    -----------
obligation of the Issuing Lender to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Administrative Agent, the Issuing Lender or any other Lender. The Administrative Agent shall give notice to the Borrowers of any of the actions described above, but any failure or delay in giving such notice shall not affect the effectiveness of such actions.

   IX.3    Rights Not Exclusive.  The rights provided for in this Agreement and
           --------------------
the other Loan Documents are cumulative and are not exclusive of any other right, power, privilege or remedy provided by law or in equity or under any other instrument, document or agreement now existing or hereafter arising.

                                   ARTICLE X

                           THE ADMINISTRATIVE AGENT
                           ------------------------

   X.1     Appointment and Authorization.  (a)  Each Lender hereby irrevocably
           -----------------------------
(subject to Section 10.9) appoints, designates and authorizes the Administrative
            ------------
Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

          (b) The Issuing Lender shall act on behalf of the Lenders with respect to any Letters of Credit Issued by it and the documents associated therewith. The Issuing Lender shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article X with respect to any acts taken or
                                 ---------
omissions suffered by the Issuing Lender in connection with Letters of Credit Issued by it or proposed to be Issued by it and the applications and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent", as used in this Article X, included the Issuing
                                             ---------
Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to the Issuing Lender.

          (c) The Swing Line Lender shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article X with
                                                            ---------
respect to any acts taken or omissions suffered by the Swing Line Lender in connection with Swing Line Loans made or proposed to be made by it as fully as if the term "Administrative Agent", as used in this Article X, included the
                                                    ---------
Swing Line Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to the Swing Line Lender.

   X.2     Delegation of Duties.  The Administrative Agent may execute any of
           --------------------
its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

   X.3     Liability of Agent-Related Persons.  None of the Agent-Related
           ----------------------------------
Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct) or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by Culligan or any Subsidiary, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of Culligan or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of Culligan or any of Culligan's Subsidiaries or Affiliates.

   X.4     Reliance by Administrative Agent.  (a)  The Administrative Agent
           --------------------------------
shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Culligan), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or, when expressly required by this Agreement or such other Loan Documents, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

          (b) For purposes of determining compliance with the conditions specified in Sections 5.1 and 5.2, each Lender that has executed this Agreement
             ------------     ---
shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter either sent by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

   X.5     Notice of Default.  The Administrative Agent shall not be deemed to
           -----------------
have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or a Borrower referring to this Agreement, describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default". If the Administrative Agent receives such a notice, the Administrative Agent will promptly notify the Lenders of its receipt thereof. The Administrative Agent shall take such action with respect to such Event of Default or Unmatured Event of Default as may be requested by the Required Lenders in accordance with Section 9.2; provided, however, that
                                        -----------  --------  -------
unless and until the Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem advisable or in the best interest of the Lenders.

   X.6     Credit Decision.  Each Lender acknowledges that none of the Agent-
           ---------------
Related Persons has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any review of the affairs of Culligan or any Subsidiary shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Culligan and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Loan Parties which may come into the possession of any of the Agent-Related Persons.

   X.7     Indemnification of the Administrative Agent.  Whether or not the
           -------------------------------------------
transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), pro rata according to their respective Pro Rata Shares, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be
                                     --------  -------
liable for the payment to any Agent-Related Person of any portion of the Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share (determined on the same basis used in determining Required Lenders) of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertakings in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Administrative Agent.

   X.8     Administrative Agent in Individual Capacity.  BofA and its
           -------------------------------------------
Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with Culligan and its Subsidiaries as though BofA were not the Administrative Agent, the Swing Line Lender and the Issuing Lender, in each case without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding Culligan or its Subsidiaries

(including information that may be subject to confidentiality obligations in favor of Culligan or a Subsidiary) and acknowledge that BofA and its Affiliates shall be under no obligation to provide such information to them. With respect to its Loans, BofA (and any of its Affiliates which may become a Lender) shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent or the Issuing Lender or the Swing Line Lender.

   X.9     Successor Administrative Agent.  The Administrative Agent may, and at
           ------------------------------
the request of the Required Lenders shall, resign as the Administrative Agent upon 30 days' notice to the Lenders and Culligan. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders (with the consent of Culligan if no Event of Default or Unmatured Event of Default exists) a successor Administrative Agent. If no successor Administrative Agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders, a successor Administrative Agent from among the Lenders (with the consent of Culligan if no Event of Default or Unmatured Event of Default exists). Upon the acceptance of its appointment as successor Administrative Agent hereunder, such successor Administrative Agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this
Article X and Sections 12.4 and 12.5 shall inure to its benefit as to any
---------     -------------     ----
actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement. If no successor agent has accepted appointment as the Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, such retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Notwithstanding the foregoing, however, BofA may not be removed as the Administrative Agent at the request of the Required Lenders unless BofA or any Affiliate of BofA shall also simultaneously be replaced as "Issuing Lender" and as "Swing Line Lender" hereunder pursuant to documentation in form and substance reasonably satisfactory to BofA and, if applicable, such Affiliates.

   X.10    Withholding Tax.  (a)    If any Lender claims exemption from, or
           ---------------
reduction of, withholding tax under a United States tax treaty by providing IRS

Form 1001 pursuant to subsection 4.1(f) and such Lender sells, assigns, grants a
                      -----------------
participation in, or otherwise transfers all or part of the Obligations of any Loan Party to such Lender, such Lender agrees to notify the Administrative Agent and Culligan of the percentage amount in which it is no longer the beneficial owner of Obligations of such Borrower to such Lender. To the extent of such percentage amount, the Administrative Agent will treat such Lender's IRS Form 1001 as no longer valid, and, in the case of its granting of a participation, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

          (b) If any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with the Administrative Agent pursuant to subsection
                                                                      ----------
4.1(f) grants a participation in all or part of the Obligations of any Borrower
------
to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

          (c) If any Lender is entitled to a reduction in the applicable withholding tax, the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection 4.1(f) are not delivered to the Administrative Agent,
            -----------------
then the Administrative Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

          (d) If the IRS or any other Governmental Authority of the United States or any other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, together with all costs and expenses (including Attorney Costs), provided that no Lender
                                                        --------
shall be liable to indemnify the Administrative Agent for any such amounts paid as a result solely of the Administrative Agent's gross negligence or willful misconduct. The obligation of the Lenders under this subsection shall survive the payment of all Obligations.

   X.11    Other Agents.  None of the Lenders identified on the facing page, the
           ------------
first page or signature pages of this Agreement or any related document as the "Documentation Agent," the "Syndication Agent" or a "Co-Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified as the "Documentation Agent," "Syndication Agent" or a "Co-Agent" shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                  ARTICLE XI

                                   GUARANTY

   XI.1    Guaranty.  Culligan hereby unconditionally and irrevocably guarantees
           --------
the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by each of the Borrowing Subsidiaries pursuant to this Agreement, and the full and punctual payment of all other amounts payable by each of the Borrowing Subsidiaries under this Agreement. Upon failure by any Borrowing Subsidiary to pay punctually any such amount, Culligan shall forthwith on demand pay the amount not so paid at the place and in the manner specified in this Agreement. In addition (and without limiting the foregoing), upon any Loan of any Borrowing Subsidiary being declared or otherwise becoming immediately due and payable pursuant to Section
                                                                       -------
9.2, Culligan shall forthwith on demand pay all amounts payable under such Loan
---
at the place and in the manner specified in this Agreement.

   XI.2    Guaranty Unconditional.  The obligations of Culligan under this
           ----------------------
Article XI shall be unconditional and absolute and, without limiting the
----------
generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any Borrowing Subsidiary under this Agreement or any Note, by operation of law or otherwise;

          (b) any modification or amendment of or supplement to this Agreement or any Note;

          (c) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of any Borrowing Subsidiary under this Agreement or any Note;

          (d) any change in the corporate existence, structure or ownership of any Borrowing Subsidiary or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrowing Subsidiary or such Borrowing Subsidiary's assets or any resulting release or discharge of any obligation of any Borrowing Subsidiary contained in this Agreement or any Note;

          (e) the existence of any claim, set-off or other right which Culligan may have at any time against any Borrowing Subsidiary, the Administrative Agent, any Lender or any other Person, whether in connection herewith or any unrelated transaction, provided that nothing herein shall prevent the
                                --------
     assertion of any such claim by separate suit or compulsory counterclaim;

          (f) any invalidity or unenforceability relating to or against any Borrowing Subsidiary for any reason of this Agreement or any Note, or any provision of applicable law or regulation purporting to prohibit the payment by any Borrowing Subsidiary of the principal of or interest on any Note or any other amount payable by any Borrowing Subsidiary under this Agreement; or

          (g) any other act or omission to act or delay of any kind by any Borrowing Subsidiary, the Administrative Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of Culligan's obligations as guarantor hereunder.

   XI.3    Discharge only upon Payment in Full; Reinstatement in Certain
           -------------------------------------------------------------
Circumstances.  Culligan's obligations as guarantor hereunder shall remain in
-------------
full force and effect until the Commitments shall have terminated and all Obligations of all Borrowing Subsidiaries under this Agreement and each Note shall have been paid in full. If at any time any payment of principal, interest or any other amount payable by any Borrowing Subsidiary under this Agreement or any Note is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of such Borrowing Subsidiary or otherwise, Culligan's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

   XI.4    Waiver by Culligan.  Culligan irrevocably waives acceptance hereof,
           ------------------
presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Borrowing Subsidiary or any other Person.

   XI.5    Subrogation.  Notwithstanding any payment made by or for the account
           -----------
of any Borrowing Subsidiary pursuant to this Article XI, Culligan shall not be
                                             ----------
subrogated to any right of the Administrative Agent or any Lender until such time as the Administrative Agent and the Lenders shall have received final payment in cash of the full amount of all Obligations.

   XI.6    Stay of Acceleration.  If acceleration of the time for payment of any
           --------------------
amount payable by any Borrowing Subsidiary under this Agreement or any Note is stayed upon the insolvency, bankruptcy or reorganization of such Borrowing Subsidiary, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by Culligan hereunder forthwith on demand by the Administrative Agent made at the request of the Required Lenders.


                                  ARTICLE XII

                                 MISCELLANEOUS
                                 -------------

   XII.1   Amendments and Waivers.  No amendment or waiver of any provision of
           ----------------------
this Agreement or any other Loan Document, and no consent with respect to any departure by any Loan Party therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Administrative Agent with the written consent of the Required Lenders) and Culligan and acknowledged by the Administrative Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment or consent shall,
       --------  -------
unless in writing and signed by all Lenders and Culligan and acknowledged by the Administrative Agent, do any of the following:

          (a) increase or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 9.2);
                                  -----------

          (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

          (c) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing or (subject to clause (iv) below) any fees or
                                             -----------
other amounts payable hereunder or under any other Loan Document;

          (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans and L/C Obligations which is required for the Lenders or any of them to take any action hereunder;

          (e) amend or release the Guaranty or the guaranty set forth in Article
                                                                         -------
XI; or
--
          (f) amend this Section, or Section 2.15, or any provision herein
                                     ------------
providing for consent or other action by all Lenders;

and provided, further, that (i) no amendment, waiver or consent shall, unless in
    --------  -------
writing and signed by the Issuing Lender in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of the Issuing Lender under this Agreement or any L/C-Related Document, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of the Swing Line Lender under this Agreement or any other Loan Document, (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document and (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

   XII.2   Notices.  (a)  Except as otherwise expressly provided herein, all
           -------
notices, requests and other communications hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission or electronic mail, provided that any matter transmitted by any Borrower to the Administrative Agent by facsimile or electronic mail shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule 12.2) and mailed, faxed, e-mailed or delivered to the
             -------------
applicable party at the address, facsimile number or electronic mail address specified for notices on Schedule 12.2; or, as directed to any Borrower or the
                         -------------
Administrative Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to Culligan and the Administrative Agent.

          (b) All such notices, requests and communications shall be effective,
(i) if transmitted by overnight delivery or faxed or e-mailed, when delivered or transmitted in legible form by facsimile machine or electronic mail, respectively, (ii) if mailed, upon the third Business Day after the date deposited into the U.S. mail, or (iii) if delivered, upon delivery; except that notices pursuant to Article II, III or X to the Administrative Agent or the
                    ----------  ---    -
Swing Line Lender shall not be effective until actually received by the Administrative Agent or the Swing Line Lender, respectively, and notices pursuant to Article III to the Issuing Lender shall not be effective until
            -----------
actually received by the Issuing Lender.

          (c) Any agreement of the Administrative Agent and the Lenders herein to receive certain notices by telephone, facsimile or electronic mail is solely for the convenience and at the request of the Borrowers. The Administrative Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the applicable Borrower to give such notice, and the Administrative Agent and the Lenders shall not have any liability to such Borrower or any other Person on account of any action taken or not taken by the Administrative Agent or any Lender in reliance upon such telephonic, facsimile, or electronic mail notice. The obligation of the Borrowers to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure by the Administrative Agent or any Lender to receive written confirmation of any telephonic, facsimile or electronic mail notice or the receipt by the Administrative Agent or any Lender of a confirmation which is at variance with the terms understood by the Administrative Agent or such Lender to be contained in the telephonic, facsimile or electronic mail notice.

          (d) Any notice to be given to any Borrowing Subsidiary may be given to Culligan (and shall conclusively be deemed to have been received by such Borrowing Subsidiary when received, or deemed received, by Culligan). Each Borrowing Subsidiary agrees that Culligan may give notices hereunder on behalf of such Borrowing Subsidiary, and that any such notice given by Culligan on behalf of such Borrowing Subsidiary shall be binding upon such Borrowing Subsidiary.

   XII.3   No Waiver; Cumulative Remedies.  No failure to exercise and no delay
           ------------------------------
in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

   XII.4   Costs and Expenses.  Culligan shall:
           ------------------

          (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse the Arranger and BofA (in its capacity as Administrative Agent, Issuing Lender and Swing Line Lender), within five Business Days after demand (subject to subsection 5.1(e)), for all reasonable
                                       -----------------
out-of-pocket costs and expenses incurred by the Arranger or BofA (in its capacity as Administrative Agent, Issuing Lender and Swing Line Lender) in connection with the development, preparation, syndication, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any other Loan Document and any other document prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by the Arranger or BofA (in its capacity as Administrative Agent, Issuing Lender and Swing Line Lender) with respect thereto; and

          (b) pay or reimburse the Administrative Agent, the Arranger and each Lender within five Business Days after demand (subject to subsection 5.1(e)) for
                                                          -----------------
all reasonable out-of-pocket costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement or preservation of any right or remedy under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans and including in any Insolvency Proceeding or appellate proceeding).

   XII.5   Borrower Indemnification.  Whether or not the transactions
           ------------------------
contemplated hereby are consummated, the Borrowers shall indemnify and hold the Agent-Related Persons and each Lender and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities,
-------------------
obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and L/C Borrowings, the termination of the Letters of Credit and the termination, resignation or replacement of the Administrative Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby or thereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, or related to any Offshore Currency transactions entered into in connection herewith, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided that (a) no Borrower
                   -----------------------    --------
shall have any obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person; and (b) no Borrower shall be required to indemnify any Indemnified Person for any Indemnified Liabilities arising from any litigation or other proceeding initiated by such Indemnified Person or on its behalf against such Borrower which is determined adversely to such Indemnified Person in all material respects. The agreements in this Section shall survive payment of all other Obligations.

   XII.6   Payments Set Aside.  To the extent that any Borrower makes a payment
           ------------------
to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its pro rata share of any amount so recovered from or repaid by the Administrative Agent.

   XII.7   Successors and Assigns.  The provisions of this Agreement shall be
           ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrowers may not assign or transfer any of their respective rights or obligations under this Agreement without the prior written consent of the Administrative Agent and each Lender and except that any assignment by any Lender shall comply with Section 12.8.
                                           ------------

   XII.8   Assignments, Participations, etc.  (a)  Any Lender may, with the
           ---------------------------------
written consent of Culligan, the Administrative Agent, the Issuing Lender and the Swing Line Lender (which consents shall not be unreasonably withheld), at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of Culligan, the Administrative Agent, the Issuing Lender
or the Swing Line Lender shall be required in connection with any assignment and delegation by a Lender to an Eligible Assignee that is an Affiliate of such Lender (so long as such assignment will not result in any increased costs to the Borrowers) or to another Lender) (each an "Assignee") all or any part of the
                                           --------
Loans, the Commitment, the L/C Obligations and the other rights and obligations of such Lender hereunder, in a minimum Dollar Equivalent amount of U.S. $5,000,000 or, if less, the entire amount of the Loans, Commitment, L/C Obligations and other rights and obligations of such Lender hereunder; provided
                                                                       --------
that (i) the Borrowers and the Administrative Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (x) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to Culligan and the Administrative Agent by such Lender and the Assignee; (y) such Lender and the Assignee shall have delivered to the Borrowers and the Administrative Agent an Assignment and Acceptance in the form of Exhibit H ("Assignment and Acceptance") together with any Note or Notes
   ---------   -------------------------
subject to such assignment; and (z) such Lender or the Assignee shall have paid to the Administrative Agent a processing fee in the amount of U.S. $3,000; and
(ii) concurrently with such assignment, the assignor Lender shall assign to the Assignee a proportionate share of its loans, commitment and other rights and obligations under the Long-Term Credit Agreement.

          (b) From and after the date that the Administrative Agent notifies the assignor Lender that it has received (and, to the extent required, provided its consent and received the consents of Culligan, the Issuing Lender and the Swing Line Lender with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights hereunder have been assigned to it and obligations hereunder have been assumed by it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

          (c) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of Culligan (a "Participant") participating
                                             -----------
interests in any Loan, the Commitment of such Lender and the other interests of such Lender (the "originating Lender") hereunder and under the other Loan
                  ------------------
Documents; provided, however, that (i) the originating Lender's obligations
           --------  -------
under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrowers, the Issuing Lender, the Swing Line Lender and the Administrative Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders as described in the first proviso to Section 12.1. In the case of any such participation, the
    ----- -------    ------------
Participant shall be entitled to the benefit of Sections 4.1, 4.3, 4.4, 4.6 and
                                                ------------  ---  ---  ---
12.5 as though it were also a Lender hereunder, and if amounts outstanding under
----
this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, the Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

          (d) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and any Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR (S)203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

   XII.9   Confidentiality.  Each Lender agrees to take and to cause its
           ---------------
Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by Culligan and provided to it by Culligan or any Subsidiary, or by the Administrative Agent on Culligan's or any Subsidiary's behalf, under this Agreement or any other Loan Document, and neither such Lender nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with Culligan or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by such Lender, or (ii) was or becomes available on a non-confidential basis from a source other than Culligan or any Subsidiary, provided that such source is not bound by a confidentiality agreement with Culligan or any Subsidiary known to such Lender; provided, however, that any Lender may disclose such information
             --------  -------
(A) at the request or pursuant to any requirement of any Governmental
Authority to which such Lender is subject or in connection with an examination of such Lender by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Administrative Agent or any Lender or any of their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Lender's independent auditors and other professional advisors; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder;
(H) as to any Lender or its Affiliates, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which Culligan or any Subsidiary is party or is deemed party with such Lender or such Affiliate; and (I) to its Affiliates.

   XII.10  Set-off.  In addition to any right or remedy of the Lenders provided
           -------
by law, if any amount is due and payable to any Lender hereunder, such Lender is authorized at any time and from time to time, without prior notice to any Borrower, any such notice being waived by each Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of such Borrower against such amount, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any other Loan Document. Each Lender agrees promptly to notify the applicable Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided that the failure to give such notice
                                 --------
shall not affect the validity of such set-off and application.

   XII.11  Automatic Debits of Fees.  With respect to any facility fee,
           ------------------------
arrangement fee, letter of credit fee or other fee due and payable to the Administrative Agent, the Issuing Lender, the Swing Line Lender or the Arranger under the Loan Documents, each Borrower hereby irrevocably authorizes BofA to debit any deposit account of such Borrower with BofA in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee. If there are insufficient funds in such deposit accounts to cover the amount of the fee then due, such debits will be reversed (in whole or in part, in BofA's sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section shall be deemed a set-off.

   XII.12  Notification of Addresses, Lending Offices, etc. Each Lender
           ------------------------------------------------
shall notify the Administrative Agent in writing of any change in the address to which notices to such Lender should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Administrative Agent shall reasonably request.

   XII.13  Counterparts.  This Agreement may be executed in any number of
           ------------
separate counterparts, each of which, when so executed, shall be deemed an original, and all of which taken together shall be deemed to constitute but one and the same instrument.

   XII.14  Severability.  The illegality or unenforceability of any provision of
           ------------
this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or such instrument or agreement.

   XII.15  No Third Parties Benefited.  This Agreement is made and entered into
           --------------------------
for the sole protection and legal benefit of the Borrowers, the Lenders, the Administrative Agent and the Agent-Related Persons, and their permitted successors and assigns and, to the extent expressly provided herein, participants, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any other Loan Document.

   XII.16  Governing Law and Jurisdiction.  (a)  THIS AGREEMENT AND ANY NOTES
           ------------------------------
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL RETAIN
          --------
ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR

THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT (OR, IN THE CASE OF ANY SUBSIDIARY, BY EXECUTION AND DELIVERY OF ANY ASSUMPTION LETTER OR L/C-RELATED DOCUMENT), CULLIGAN, THE ADMINISTRATIVE AGENT AND EACH LENDER (AND EACH BORROWING SUBSIDIARY AND EACH OTHER SUBSIDIARY WHICH IS A JOINT APPLICANT ON ANY LETTER OF CREDIT) CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. CULLIGAN, THE ADMINISTRATIVE AGENT AND EACH LENDER (AND EACH BORROWING SUBSIDIARY AND EACH OTHER SUBSIDIARY WHICH IS A JOINT APPLICANT ON ANY LETTER OF CREDIT) IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR
                                    --------------------
HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. CULLIGAN, THE ADMINISTRATIVE AGENT AND EACH LENDER (AND EACH BORROWING SUBSIDIARY AND EACH OTHER SUBSIDIARY WHICH IS A JOINT APPLICANT ON ANY LETTER OF CREDIT) WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY ILLINOIS LAW.

          (c) TO THE EXTENT THAT ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

   XII.17  Waiver of Jury Trial.  CULLIGAN, THE ADMINISTRATIVE AGENT AND EACH
           --------------------
LENDER (AND EACH BORROWING SUBSIDIARY AND EACH OTHER SUBSIDIARY WHICH IS A JOINT APPLICANT ON ANY LETTER OF CREDIT) WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES HERETO AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. CULLIGAN, THE ADMINISTRATIVE

AGENT AND EACH LENDER (AND EACH BORROWING SUBSIDIARY AND EACH OTHER SUBSIDIARY WHICH IS A JOINT APPLICANT ON ANY LETTER OF CREDIT) AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, ALL OF SUCH PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY ARE WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENT, RENEWAL, SUPPLEMENT OR MODIFICATION TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

   XII.18  Judgment.  If, for the purposes of obtaining judgment in any court,
           --------
it is necessary to convert a sum due hereunder or under any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under any other Loan Document shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such
                             -----------------
sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent
                ------------------
that on the Business Day following receipt by the Administrative Agent or such Lender of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or such Lender in the Agreement Currency, the applicable Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent, such Lender or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or such Lender in such currency, the Administrative Agent or such Lender agrees to return the amount of any excess to the applicable Borrower (or to any other Person who may be entitled thereto under applicable law).

   XII.19  Entire Agreement.  This Agreement, together with the other Loan
           ----------------
Documents, embodies the entire agreement and understanding among the

Borrowers, the Lenders and the Administrative Agent and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                             CULLIGAN WATER TECHNOLOGIES, INC.


                             By: _____________________________
                             Title: __________________________


                             BANK OF AMERICA ILLINOIS,
                             as Administrative Agent


                             By: _____________________________
                             Title: __________________________


                             BANK OF AMERICA ILLINOIS, as a Lender, as Issuing Lender and as Swing Line Lender


                             By: _____________________________
                             Title: __________________________


                             HARRIS TRUST AND SAVINGS BANK, as Documentation Agent and as a Lender


                             By: _____________________________
                             Title: __________________________


                             THE FIRST NATIONAL BANK OF CHICAGO, as Syndication Agent and as a Lender


                             By: _____________________________

                             Title: __________________________


                             THE BANK OF NOVA SCOTIA, as a Co-
                             Agent and as a Lender


                             By: _____________________________
                             Title: __________________________


                             CREDIT LYONNAIS, CHICAGO BRANCH,
                             as a Co-Agent and as a Lender


                             By: _____________________________
                             Title: __________________________


                             LASALLE NATIONAL BANK, as
                             Documentation Agent and as a Lender


                             By: _____________________________
                             Title: __________________________


                             THE SANWA BANK, LIMITED, CHICAGO
                              BRANCH


                             By:
                             Title:

                             UNION BANK OF CALIFORNIA, N.A.


                             By:
                             Title:


                             CAISSE NATIONALE DE CREDIT AGRICOLE

                             By:
                             Title:

                                SCHEDULE 1.1(a)

                               PRICING SCHEDULE


     The Applicable Margin, Facility Fee Rate and the L/C Rate for standby and commercial Letters of Credit shall be determined based on the applicable Indebtedness to Capitalization Ratio as set forth below; provided that the
                                                         --------
Applicable Margin and the L/C Fee Rate (for both standby and commercial Letters of Credit) shall be increased by 0.5% if the Leverage Ratio exceeds 3.5 to 1.

                                                          L/C Fee Rate       L/C Fee Rate
Indebtedness to                                            for Standby           for
Capitalization  Ratio     Applicable       Facility            L/Cs            Commercial
                            Margin         Fee Rate                              L/Cs
Less than or
equal to 0.15 to 1          0.170%          0.080%           0.170%             0.120%

Greater than 0.15
to 1 but less
than or equal to
0.3 to 1                    0.200%          0.100%           0.200%             0.150%

Greater than 0.3
to 1 but less
than or equal to
0.4 to 1                    0.275%          0.125%           0.275%             0.225%

Greater than 0.4
to 1 but less
than or equal to            0.325%          0.175%           0.325%             0.275%
0.5 to 1

Greater than 0.5
to 1 but less
than or equal to            0.425%          0.200%           0.425%             0.375%
0.6 to 1

Greater than 0.6
to 1                        0.500%          0.250%           0.500%             0.450%


     Initially, the Applicable Margin shall be 0.225%, the Facility Fee Rate shall be 0.075%, the L/C Fee Rate for standby Letters of Credit shall be 0.225% and the L/C Fee Rate for commercial Letters of Credit shall be 0.175%. Each of the foregoing shall be adjusted, to the extent applicable, 45 days (or, in the case of the last fiscal quarter of any fiscal year, 90 days) after the end of each fiscal quarter based on the Indebtedness to Capitalization Ratio and the Leverage Ratio as of the last day of such fiscal quarter; provided that if
                                                          --------
Culligan fails to deliver the financial statements required by Section 7.1 by
                                                               -----------
the 45th day (or, if
applicable, the 90th day) after any fiscal quarter, the Applicable Margin, the Facility Fee Rate and the L/C Fee Rate (for both standby and commercial Letters of Credit) that would apply if the Indebtedness to Capitalization Ratio were greater than 0.6 to 1 and the Leverage Ratio were greater than 3.5 to 1 shall apply until such financial statements are delivered.

                                 SCHEDULE 2.1

                                  COMMITMENTS
                              AND PRO RATA SHARES

                                                                    Pro Rata
                 Lender                         Commitment          Share %
===============================================================================
Bank of America Illinois                   U.S.$  28,333,333.33    14.16666667%
-------------------------------------------------------------------------------
Harris Trust and Savings Bank              U.S.$  26,666,666.67    13,33333333%
-------------------------------------------------------------------------------
The First National Bank of Chicago         U.S.$  28,333,333.33    14.16666667%
-------------------------------------------------------------------------------
LaSalle National Bank                      U.S.$  26,666,666.67    13.33333333%
-------------------------------------------------------------------------------
The Bank of Nova Scotia                    U.S.$  23,333,333.34    11.66666666%
-------------------------------------------------------------------------------
Credit Lyonnais, Chicago Branch            U.S.$  23,333,333.34    11.66666666%
-------------------------------------------------------------------------------
The Sanwa Bank, Limited, Chicago Branch    U.S.$  13,333,333.33     6.66666667%
-------------------------------------------------------------------------------
Union Bank of California, N.A.             U.S.$  13,333,333.33     6.66666667%
-------------------------------------------------------------------------------
Credit Agricole                            U.S.$  16,666,666.66     8.33333334%
-------------------------------------------------------------------------------
TOTAL                                      U.S.$ 200,000,000.00   100.00000000%
===============================================================================

                                 SCHEDULE 4.6

                             ASSOCIATED COSTS RATE


1. For the purposes of this Agreement, the cost of compliance with existing requirements of the Bank of England in respect of Offshore Currency Loans denominated in British pounds sterling will be calculated by the Administrative Agent in relation to each relevant Borrowing on the basis of rates existing on the first day of the Interest Period in respect of such Borrowing and, if such Interest Period exceeds three months, at three calendar monthly intervals from the first day of such Interest Period during its duration in accordance with the following formula:

            AB + C(B - E) + D(B - F) = ___ PER CENT, PER ANNUM
                100 - (A + D)

Where:

      A is the percentage of eligible liabilities which the Administrative Agent is from time to time required to maintain as an interest free cash deposit with the Bank of England to comply with cash ratio requirements.

      B is the percentage rate per annum at which British pound sterling deposits are offered by the Administrative Agent, in accordance with its normal practice, for a period equal to (i) the Interest Period (or, as the case may be, remainder of the Interest Period) in respect of the relevant Borrowing or (ii) three months, whichever is the shorter, to a leading bank in the London interbank market at or about 11:00 a.m. in a sum approximately equal to the amount of the Administrative Agent's Loan which is part of such Borrowing.

      C is the percentage of eligible liabilities which the Administrative Agent is from time to time required by the Bank of England to maintain as secured money with members of the London Discount Market Association ("LDMA") and/or as secured call money with money brokers and gilt edged market makers.

      D is the percentage of eligible liabilities which the Administrative Agent is required from time to time to maintain as interest bearing special deposits with the Bank of England.

      E is the percentage rate per annum at which members of the LDMA are offered British pounds sterling deposits in a sum approximately equal to the amount of the Administrative Agent's Loan which is part of such Borrowing as a callable fixture from the Administrative Agent for such period as determined in accordance with B above at or about 11:00 a.m. (London time).

      F is the percentage rate per annum payable by the Bank of England to the Administrative Agent on interest bearing special deposits.

2. For the purposes of this Schedule, "eligible liabilities" and "special deposits" shall have the meanings ascribed to them from time to time by the Bank of England.

3. The percentages used in A, C and D above shall be those required to be maintained on the first day of the relevant period as determined in accordance with B above.

4. In application of the above formula, A, B, C, D, E and F will be included in the formula as figures and not as percentages (e.g., if A is 0.5 per cent, and B is 12 per cent, AB will be calculated as 0.5 x 12 and not as 0.5 per cent. x 12 per cent).

5. Calculations will be made on the basis of a 365 day year (or, if market practice differs, in accordance with market practice).

6. A negative result obtained by subtracting E from B or F from B shall be taken as zero.

7. Additional amounts calculated in accordance with this Schedule are payable on each day on which interest is payable on the relevant Borrowing.

8. The determination of the Associated Costs Rate in relation to any period shall, in the absence of manifest error, be conclusive and binding on all of the parties hereto.

9. The Administrative Agent may from time to time, after consultation with Culligan and the Lenders, determine and notify to all the parties hereto any amendments or variations which are required to be made to the formula set out above in order to comply with any requirements from time to time imposed by the Bank of England in relation to Offshore Currency Loans denominated in British pounds sterling (including any requirements relating to sterling primary liquidity) and any such determination shall, in the absence of manifest error, be conclusive and binding on all of the parties hereto.

                                 SCHEDULE 12.2

                    OFFSHORE AND DOMESTIC LENDING OFFICES,
                             ADDRESSES FOR NOTICES


CULLIGAN WATER TECHNOLOGIES, INC.
---------------------------------

One Culligan Parkway
Northbrook, IL  60063
Attention:  Michael E. Salvati
Telephone:  847/205-6113
Facsimile:  847/205-6050
with copy to General Counsel

BANK OF AMERICA ILLINOIS,
------------------------
  as Administrative Agent

Agency Management Services
231 South LaSalle Street
Chicago, Illinois  60697
Attention:  David Graham
Telephone:  312/828-7299
Facsimile:  312/974-9102

BANK OF AMERICA ILLINOIS,
------------------------
  as Issuing Lender, Swing Line
  Lender and a Lender

231 South LaSalle Street
Chicago, Illinois  60697
Attention:  Liz Hermann
Telephone:  312/828-5466
Facsimile:  312/828-1974

HARRIS TRUST AND SAVINGS BANK
-----------------------------

111 West Monroe Street
Chicago, Illinois  60690
Attention:  Michael Newton
Telephone:  312/461-7422
Facsimile:  312/293-4856

THE FIRST NATIONAL BANK OF CHICAGO
----------------------------------

One First National Plaza
Chicago, Illinois  60670
Attention:  Barry Litwin
Telephone:  312/732-6166
Facsimile:  312/732-1117

with a copy to:
--------------

Cory Helfand
Telephone:  312/732-5472
Facsimile:  312/732-1117


THE BANK OF NOVA SCOTIA
-----------------------

600 Peachtree Street, NE
Suite 2700
Atlanta, Georgia 30308
Attention:  Jefrey Jones
Telephone:  404/877-1562
Facsimile:  404/888-8998

CREDIT LYONNAIS
---------------

227 West Monroe Street
Chicago, Illinois  60606
Attention:  Nigel Carter
Telephone:  312/220-7310
Facsimile:  312/641-0527

LASALLE NATIONAL BANK
---------------------

135 South LaSalle Street
Chicago, Illinois  60603
Attention:  Jim Minichr
Telephone:  312/904-2121
Facsimile:  312/606-8423

THE SANWA BANK, LIMITED, CHICAGO BRANCH
---------------------------------------

10 South Wacker Drive
31st Floor
Chicago, Illinois  60606
Attention:  Dina Tucci-Albro
Telephone:  312/368-3049
Facsimile:  312/346-6677

UNION BANK OF CALIFORNIA
------------------------

445 South Figueroa
Los Angeles, California  90071
Attention:  Julie Bloomfield
Telephone:  213/236-5779
Facsimile:  213/236-4096

CAISSE NATIONALE DE CREDIT AGRICOLE
-----------------------------------

55 East Monroe
Suite 4700
Chicago, Illinois 60603
Attention:  Lynn Rosinsky
Telephone:  312/917-7449
Facsimile:  312/372-2830

                                   EXHIBIT A

                                    FORM OF
                              NOTICE OF BORROWING


Date:

To: Bank of America Illinois, as Administrative Agent under the Credit Agreement dated as of April 30, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement") among Culligan Water
                                 ----------------
         Technologies, Inc., the Borrowing Subsidiaries from time to time parties thereto, various financial institutions, and Bank of America Illinois, as Administrative Agent.

         [Bank of America Illinois, as Swing Line Lender under the Credit Agreement]/*/

Ladies and Gentlemen:

         Please refer to the Credit Agreement (capitalized terms defined therein being used herein as so defined unless otherwise defined herein). The undersigned, ___________________ (the "Borrower"), hereby gives you notice
                                       --------
irrevocably, pursuant to Section [2.3] [2.17] of the Credit Agreement, of the [Borrowing/Swing Line Loan] specified below:

              (a) The Business Day of the proposed [Borrowing/Swing Line Loan] is
         _____________, _____.

              (b) The aggregate amount of the proposed [Borrowing/Swing Line Loan] is [U.S. $] ____________________ [other Applicable Currency].

              (c) The Borrowing is to be comprised of [Base Rate] [Offshore Rate] Loans.


____________________
     /*/ Insert additional addressee only for Swing Line Loans.

              (d) The duration of the Interest Period for the Offshore Rate Loans included in the Borrowing shall be [_____ month[s]]./**/

         The Borrower certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing before and after giving effect thereto and to the application of the proceeds therefrom:

              (a) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such date);

              (b) no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from such proposed Borrowing; and

              (c) the proposed Borrowing will not cause the Total Outstandings to exceed the Aggregate Commitment Amount.


                              [BORROWER]


                              By:__________________________________________
                              Title:_______________________________________




______________________
     /**/ Items (c) and (d) are applicable only for Revolving Loans and item (d) is applicable only for Offshore Rate Loans.

                                   EXHIBIT B

                                    FORM OF
                       NOTICE OF CONVERSION/CONTINUATION



Date:


     To: Bank of America Illinois, as Administrative Agent under the Credit Agreement dated as of April 30, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement") among Culligan Water
                                  ----------------
          Technologies, Inc., the Borrowing Subsidiaries from time to time party thereto, various financial institutions, and Bank of America Illinois, as Administrative Agent.

     Ladies and Gentlemen:

          Please refer to the Credit Agreement (capitalized terms defined therein being used herein as so defined unless otherwise defined herein). The undersigned, _____________ (the "Borrower"), hereby gives you notice
                                          --------
     irrevocably, pursuant to Section 2.4 of the Credit Agreement, with respect to the [conversion] [continuation] of the Loans specified herein, that:

               1.  The Conversion/Continuation Date is ___________, ____.

               2. The aggregate amount of the Loans to be [converted] [continued] is [U.S. $]______________ [other Applicable Currency].

               3. The Loans are to be [converted into] [continued as] [Base Rate] [Offshore Rate] Loans.

               4. The duration of the Interest Period for the Offshore Rate Loans included in the [conversion] [continuation] shall be [_____ month[s]].

          The Borrower certifies that on the proposed Conversion/Continuation Date, both before and after giving effect thereto, [(a) no Event of Default or Unmatured Event of Default has occurred and is continuing or would result from such proposed [CONVERSION] [CONTINUATION];

     and (b)]/*/ the Aggregate Outstandings will not exceed the Aggregate Commitment Amount].


                              [BORROWER]



                              By:
                              Title:










     _________________________
     /*/ Clause (a) is required only for conversions into and continuations of Offshore U.S. Dollar Loans.

                                   EXHIBIT C

                                    FORM OF
                               ASSUMPTION LETTER


                                    [Date]



To the Administrative Agent and
  the Lenders party to the Credit
  Agreement referred to below

Ladies and Gentlemen:

     Please refer to the Credit Agreement dated as of April 30, 1997 among Culligan Water Technologies, Inc. ("Culligan"), the Borrowing Subsidiaries from
                                    --------
time to time parties thereto, various financial institutions, Harris Trust and Savings Bank, as Documentation Agent, LaSalle National Bank, as Documentation Agent, The First National Bank of Chicago, as Syndication Agent, and Bank of America Illinois, as Administrative Agent (as amended or otherwise modified from time to time, the "Credit Agreement"). Terms used herein and not otherwise
                   ----------------
defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     The undersigned, _____________________ (the "Subsidiary"), a
                                                  ----------
corporation and a Subsidiary of Culligan, proposes to become a "Borrowing Subsidiary" under the Credit Agreement and, accordingly, hereby agrees that from the date hereof until the payment in full of the principal of and interest on all Loans made to it under the Credit Agreement and performance of all of its other obligations thereunder, and termination of its status as a "Borrowing Subsidiary" as provided below, it shall perform, comply with and be bound by each of the provisions of the Credit Agreement which are stated to apply to a "Borrowing Subsidiary" or a "Borrower". In addition, the Subsidiary hereby represents and warrants that: (i) each of the representations and warranties set forth in Article VI of the Credit Agreement is true and correct with respect to the Subsidiary as of the date hereof and (ii) it has heretofore received a true and correct copy of the Credit Agreement (including all amendments thereto, modifications thereof or waivers thereunder) as in effect on the date hereof.

     So long as the principal of and interest on all Loans made to the Subsidiary under the Credit Agreement shall have been paid in full and all other obligations of the Subsidiary under the Credit Agreement shall have been fully performed, the Subsidiary may, by not less than five Business Days' prior notice to the Administrative Agent, terminate its status as a "Borrowing Subsidiary."

     Without limiting the provisions of Section 12.16 of the Credit Agreement, the Subsidiary irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of Illinois and of the United States for the Northern District of Illinois in any action or proceeding arising out of or relating to this Assumption Letter, the Credit Agreement or any other Loan Document or for recognition or enforcement of any judgment relating thereto, and the Subsidiary irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such court. The Subsidiary agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Assumption Letter shall affect any right that any Lender or the Administrative Agent may otherwise have to bring any action or proceeding relating to this Assumption Letter, the Credit Agreement or any other Loan Document in the courts of any jurisdiction.

     This Assumption Letter shall be governed by, and construed in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

     IN WITNESS WHEREOF, the Subsidiary has duly executed and delivered this Assumption Letter as of the date and year first above written.

                                   [NAME OF BORROWING SUBSIDIARY]



                                   By:
                                   Name:
                                   Title:


Consented to:

CULLIGAN WATER TECHNOLOGIES, INC.


By
Name:
Title:

                                   EXHIBIT D

                                    FORM OF
                            COMPLIANCE CERTIFICATE


To:  Bank of America Illinois, as
     Administrative Agent, and the Lenders
     which are parties to the Credit
     Agreement referred to below


     Please refer to the Credit Agreement dated as of April 30, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement") among Culligan
                                              ----------------
Water Technologies, Inc. ("Culligan"), the Borrowing Subsidiaries from time to
                           --------
time parties thereto, various financial institutions and Bank of America Illinois, as Administrative Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

I    Report.  Enclosed herewith is a copy of the [ANNUAL AUDIT/QUARTERLY] report
     ------
     of Culligan as at ____________, ____ (the "Computation Date"), which report
                                                ----------------
     fairly presents the consolidated financial position of Culligan and its Subsidiaries as of the Computation Date.

II   Financial Tests.  Culligan hereby certifies and warrants to you that
     ---------------
     attached is a true and correct computation as at the Computation Date of the ratios and financial restrictions contained in the Credit Agreement.

III  Defaults.  Culligan hereby further certifies and warrants to you that no
     --------
     Event of Default or Unmatured Event of Default has occurred and is continuing [, except _____________].

     IN WITNESS WHEREOF, Culligan has caused this Certificate to be executed and delivered by its duly authorized officer this _____________________, ____.


                                   CULLIGAN WATER TECHNOLOGIES, INC.


                                   By: ______________________________
                                   Title:____________________________

                                   EXHIBIT E

                                    FORM OF
                                    GUARANTY


     THIS GUARANTY dated as of April 30, 1997 is executed in favor of BANK OF AMERICA ILLINOIS, as Administrative Agent, and the Lender Parties referred to below.

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Culligan Water Technologies, Inc. ("Culligan") has entered into a
                                                  --------
Credit Agreement dated as of even date herewith (as amended or otherwise modified from time to time, the "Credit Agreement"; terms used but not defined
                                 ----------------
herein are used as defined in the Credit Agreement) with various financial institutions and Bank of America Illinois, as administrative agent (in its capacity as administrative agent, together with any successor in such capacity, the "Administrative Agent"), pursuant to which such financial institutions have
     --------------------
agreed (i) to make loans to Culligan and various Borrowing Subsidiaries thereof and (ii) to issue or participate in letters of credit for the account of Culligan;

     WHEREAS, pursuant to Article XI of the Credit Agreement, Culligan has guaranteed all obligations of each Borrowing Subsidiary under or in connection with the Credit Agreement; and

     WHEREAS, each of the undersigned will benefit directly or indirectly from the making of loans and issuance of letters of credit pursuant to the Credit Agreement and is willing to guaranty the Liabilities (as defined below) as hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby jointly and severally, unconditionally and irrevocably, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations (monetary or otherwise) of Culligan to each of the Administrative Agent and each Lender Party (as defined below), under or in connection with the Credit Agreement (including the guaranty set forth in Article XI thereof), the Notes, any other Loan Document and any other document or instrument (including any Swap Contract entered into with any Lender Party) executed in connection therewith, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (all such obligations being herein collectively called the "Liabilities"); provided, however, that the liability of each of the
     -----------    --------  -------
undersigned hereunder shall be limited to the maximum amount of the Liabilities which such undersigned may guaranty without violating any fraudulent conveyance or fraudulent transfer law (plus all costs and expenses paid or incurred by the Administrative Agent or any Lender Party in enforcing this Guaranty against such undersigned). As used herein, "Lender Party" means each Lender under and as
                               ------------
defined in the Credit Agreement and any Affiliate of such a Lender which is a party to a Swap Contract with Culligan.

     Each of the undersigned agrees that, in the event of the dissolution or insolvency of Culligan or any undersigned, or the inability or failure of Culligan or any undersigned to pay debts as they become due, or an assignment by Culligan or any undersigned for the benefit of creditors, or the occurrence of any other Event of Default under subsection 9.1(f) or (g) of the Credit Agreement, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, such undersigned will pay to the Administrative Agent for the account of the Lender Parties forthwith the full amount which would be payable hereunder by such undersigned if all Liabilities were then due and payable.

     To secure all obligations of each of the undersigned hereunder, the Administrative Agent and each Lender Party shall have a lien on and security interest in and may, without demand or notice of any kind, at any time and from time to time when any Unmatured Event of Default under subsection 9.1(f) or (g) of the Credit Agreement or any Event of Default exists, appropriate and apply toward the payment of such amount, in such order of application as the Administrative Agent and the Lender Parties may elect, any and all balances, credits, deposits, accounts or moneys of or in the name of such undersigned now or hereafter with the Administrative Agent or such Lender Party and any and all property of every kind or description of or in the name of such undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Administrative Agent or such Lender Party or any agent or bailee for the Administrative Agent or such Lender Party.

     This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the undersigned or that at any time or from time to time no Liabilities are outstanding) until all Commitments have terminated and all Liabilities have been paid in full.

     The undersigned further agree that if at any time all or any part of any payment theretofore applied by the Administrative Agent or any Lender Party to any of the Liabilities is or must be rescinded or returned by the Administrative Agent or such Lender Party for any reason whatsoever (including the insolvency, bankruptcy or reorganization of Culligan or any of the undersigned), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Administrative Agent or such Lender Party, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Administrative Agent or such Lender Party had not been made.

     The Administrative Agent or any Lender Party may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned (or any of them) for payment of any of the Liabilities when due, whether or not the Administrative Agent or such Lender Party shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

     Each of the undersigned hereby expressly waives: (a) notice of the acceptance by the Administrative Agent or any Lender Party of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

     Notwithstanding any payment made by or for the account of any of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any right of the Administrative Agent or any Lender Party until such time as the Administrative Agent and the Lender Parties shall have received final payment in cash of the full amount of all Liabilities.

     Each of the undersigned further agrees to pay all expenses (including Attorney Costs) paid or incurred by the Administrative Agent or any Lender Party in endeavoring to collect the Liabilities of such undersigned, or any part thereof, and in enforcing this Guaranty against such undersigned.

     The creation or existence from time to time of additional Liabilities to the Administrative Agent or the Lender Parties or any of them is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair the rights of the Administrative Agent or the Lender Parties or the obligations of the undersigned under this Guaranty, including each of the undersigned's guaranty of such additional Liabilities.

     The Administrative Agent and any Lender Party may from time to time without notice to the undersigned (or any of them), assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were an original Lender Party.

     No delay on the part of the Administrative Agent or any Lender Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent or any Lender Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the Administrative Agent or the Lender Parties, except as expressly set forth in a writing duly signed and delivered on behalf of the Administrative Agent. No action of the Administrative Agent or any Lender Party permitted hereunder shall in any way affect or impair the rights of the Administrative Agent or any Lender Party or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of Culligan to the Administrative Agent or any Lender Party arising under or in connection with the Credit Agreement, any Note, any other Loan Document or any other document or instrument (including any Swap Contract) executed in connection therewith, notwithstanding any right or power of Culligan or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of any of the undersigned hereunder.

     Pursuant to the Credit Agreement, (a) this Guaranty has been delivered to the Administrative Agent and (b) the Administrative Agent has been authorized to enforce this Guaranty on behalf of itself and each of the Lender Parties. All payments by the undersigned pursuant to this Guaranty shall be made to the Administrative Agent for the benefit of the Lender Parties.

     This Guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned; and to the extent that Culligan or any of the undersigned is either a partnership or a corporation, all references herein to Culligan and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation. The term "undersigned" as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder.

     This Guaranty shall be governed by and construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional Persons may become parties hereto by executing and delivering to the Administrative Agent a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all of the terms of, this Guaranty.

     This Guaranty may be secured by one or more security agreements, pledge agreements, mortgages, deeds of trust or other similar documents.

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION
WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT
                                                      --------  -------
ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH OPPOSITE ITS SIGNATURE HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE ADMINISTRATIVE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

    EACH OF THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OF THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY

SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.

                                        [GUARANTOR]


                                        By:_________________________________
Address:                                   Title:___________________________

                                        [GUARANTOR]


                                        By:_________________________________
Address:                                   Title:___________________________



                                        [GUARANTOR]


                                        By:_________________________________
Address:                                   Title:___________________________

Signature page for the Guaranty dated as of __________, ____ among various subsidiaries of Culligan Water Technologies, Inc. and Bank of America Illinois, as Administrative Agent for the other Lender Parties referred to herein.

          The undersigned is executing a counterpart hereof for purposes of becoming a party hereto:


          [ADDITIONAL GUARANTOR]


          By:_______________________________
             Title:_________________________

Address:

                                   EXHIBIT G


                     [Letterhead of Mayer, Brown & Platt]

                            ________________, 1997



Bank of America Illinois,
  as Administrative Agent,
  and the other financial institutions
  which are parties to the Credit
  Agreement referred to below

     Re:  Culligan Water Technologies, Inc.
          ---------------------------------

Ladies/Gentlemen:

     We have acted as special counsel to Bank of America Illinois, as Administrative Agent (in such capacity, the "Administrative Agent"), in
                                             --------------------
connection with the Credit Agreement (the "Credit Agreement") dated as of April
                                           ----------------
30, 1997 among Culligan Water Technologies, Inc., the Borrowing Subsidiaries which are parties thereto, various financial institutions, Harris Trust and Savings Bank, as Documentation Agent, LaSalle National Bank, as Documentation Agent, The First National Bank of Chicago, as Syndication Agent, and Bank of America Illinois, as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings attributed to them in the Credit Agreement.

     In connection herewith, we have examined (i) counterparts of the Credit Agreement executed by Culligan, each of the Lenders and the Administrative Agent; (ii) the Notes issued by Culligan on the date hereof pursuant to the Credit Agreement (the "Notes"); and (iii) the Guaranty issued by the initial
                       -----
Guarantors (the "Initial Guarantors").  In connection with such examination, we
                 ------------------
have assumed the genuineness of all signatures, the authority of the persons signing such documents and the authenticity of such documents. We also have assumed, without any independent investigation, (a) that each of the parties to the Credit Agreement has duly authorized, executed and delivered

______, 1997
Page 2


the Credit Agreement pursuant to due power and authority, (b) that Culligan has duly authorized, executed and delivered the Notes pursuant to due power and authority, (c) that each of the Initial Guarantors has duly authorized, executed and delivered the Guaranty pursuant to due power and authority and (d) that the Credit Agreement is the legal, valid and binding obligation of each party thereto other than Culligan, and is enforceable against each such party in accordance with its terms.

     Based upon the foregoing, and subject to the qualifications set forth below, we are of the opinion that, under the laws of the State of Illinois:


(1) The Credit Agreement is the legal, valid and binding obligation of Culligan, enforceable against Culligan in accordance with its terms.

     (2) Each Note is the legal, valid and binding obligation of Culligan, enforceable against Culligan in accordance with its terms.

     (3) The Guaranty is the legal, valid and binding obligation of each Initial Guarantor, enforceable against each Initial Guarantor in accordance with its terms.

     Our opinions are subject to the following qualifications:

     (a) Our opinions are subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar law affecting creditors' rights generally and to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing.

     (b) We express no opinion as to indemnification or contribution obligations which contravene public policy.

     (c) We express no opinion as to any provision of the Credit Agreement purporting to convey rights to Persons other than parties to the Credit Agreement.

______, 1997
Page 3


     (d) We express no opinion as to any waiver of (i) the right to a jury trial, (ii) any objection to venue or (iii) any right to bring legal proceedings in any court having jurisdiction.

     (e) Our opinions are limited to the laws of the State of Illinois, and we express no opinion as to the laws of any other jurisdiction.

     This opinion letter is solely for the benefit of the addressees hereof (and their respective successors and permitted assigns) in connection with the transactions contemplated by the Credit Agreement, and this opinion letter may not be relied upon by any other Person or for any other purpose.

                                             Very truly yours,



                                             MAYER, BROWN & PLATT
RCB:WCT

                                   EXHIBIT H

                  FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
                  -------------------------------------------


     This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Assignment and Acceptance")
                                                     -------------------------
dated as of __________, ____ is made between ______________________________ (the
"Assignor") and __________________________ (the "Assignee").
 --------                                        --------


                                   RECITALS
                                   --------

     The Assignor is party to the Credit Agreement dated as of April 30, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement")
                                                          ----------------
among Culligan Water Technologies, Inc., various Subsidiaries thereof, various financial institutions, Harris Trust and Savings Bank, as Documentation Agent, LaSalle National Bank, as Documentation Agent, The First National Bank of Chicago, as Syndication Agent, and Bank of America Illinois, as Administrative Agent. Terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement.

     The Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of the Loans, the Assignor's Commitment and the L/C Obligations and the other rights and obligations of the Assignor thereunder, and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor, in each case on the terms and subject to the conditions of this Assignment and Acceptance.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:


1.   Assignment and Acceptance.
     -------------------------

     (a)  Subject to the terms and conditions of this Assignment and Acceptance,
(i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the

Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance),

          (i) __% of the Assignor's Commitment, together with a corresponding portion of the Assignor's outstanding Revolving Loans and of the Assignor's rights and obligations in respect of its participation (whether funded or unfunded) in Swing Line Loans and L/C Obligations; and

          (ii) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the other Loan Documents

(all of the foregoing being herein called the "Assigned Rights and
                                               -------------------
Obligations").

     (b)  With effect on and after the Assignment Effective Date (as defined in

Section 5 hereof), the Assignee shall be a party to the Credit Agreement and
---------
succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Pro Rata Share equal to _______%. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that (i) as of the Assignment Effective Date, the Pro Rata Share of the Assignor shall be reduced to _______% and (ii) the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however,
                                                           --------  -------
that the Assignor shall not relinquish its rights under Article IV or Section
12.4 or 12.5 of the Credit Agreement in respect of the Assigned Rights and Obligations to the extent such rights relate to the time prior to the Assignment Effective Date.

     (c) After giving effect to the assignment and assumption set forth herein, on the Assignment Effective Date the Assignee's Commitment will be $_____________ and the Assignor's Commitment will be $________________.

     2.   Payments.
          --------

     (a)  As consideration for the sale, assignment and transfer contemplated in
Section 1 hereof, the Assignee shall pay to the Assignor on the Assignment
---------
Effective Date in immediately available funds an amount equal to the principal amount of all outstanding and funded Loans and participations included within the Assigned Rights and Obligations./*/

     (b) The [Assignor] [Assignee] further agrees to pay to the Administrative Agent a processing fee in the amount specified in Section 12.8(a) of the Credit Agreement.

     3.   Reallocation of Payments.
          ------------------------

     Any interest, fees and other payments accrued to the Assignment Effective Date with respect to the Assigned Rights and Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Assignment Effective Date with respect to the Assigned Rights and Obligations shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fee or other amount which it may receive to which the other party is entitled pursuant to the preceding two sentences and pay to the other party any such amount which it may receive promptly upon receipt.

     4.   Independent Credit Decision.
          ---------------------------

     The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 6.11 or 7.1 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement and the other Loan Documents.

     5.   Assignment Effective Date; Notices.
          ----------------------------------

                            ______________________
/*/  This provision may be modified by the Assignor and the Assignee.

     (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be ______________ (the "Assignment Effective
                                                        --------------------
Date"); provided that the following conditions precedent shall have been
----    --------
satisfied on or before the Assignment Effective Date:

          (i) this Assignment and Acceptance shall have been executed and delivered by the Assignor and the Assignee;

          (ii) the consent of Culligan, the Issuing Lender, the Swing Line Lender and the Administrative Agent, to the extent required for an effective assignment of the Assigned Rights and Obligations by the Assignor to the Assignee under Section 12.8(a) of the Credit Agreement, shall have been duly obtained and shall be in full force and effect as of the Assignment Effective Date;

          (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance; and

          (iv)  the processing fee referred to in Section 2(b) hereof shall have
                                                  ------------
     been paid to the Administrative Agent.

     (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to Culligan, the Issuing Lender, the Swing Line Lender and the Administrative Agent, for acknowledgement by the Administrative Agent, a Notice of Assignment substantially in the form attached hereto as
Schedule 1.
----------

     [6.  Administrative Agent.  INCLUDE ONLY IF ASSIGNOR IS ADMINISTRATIVE
          --------------------
AGENT]

     (a) The Assignee hereby appoints and authorizes the Assignor to take such action as Administrative Agent and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the Lenders pursuant to the terms of the Credit Agreement.

     (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Administrative Agent under the Credit Agreement.]

     [6.  Issuing Lender.  [INCLUDE ONLY IF ASSIGNOR IS ISSUING LENDER.]  The
          --------------
Assignee shall assume no duties or obligations held by the Assignor in its capacity as Issuing Lender under the Credit Agreement.]

     [6.  Swing Line Lender.  [INCLUDE ONLY IF ASSIGNOR IS SWING LINE LENDER.]
          -----------------
The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Swing Line Lender under the Credit Agreement.]

     7.   Representations and Warranties.
          ------------------------------

     (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

     (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrowers or any other Loan Party, or the performance or observance by the Borrowers or any other Loan Party of any of their obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

     (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

     8.   Further Assurances.
          ------------------

     The Assignor and the Assignee hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to Culligan or the Administrative Agent which may be required in connection with the assignment and assumption contemplated hereby.

     9.   Miscellaneous.
          -------------

     (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

     (b) All payments made hereunder shall be made without any set-off or counterclaim.

     (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

     (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. Each party to this Assignment and Acceptance irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in Cook County, Illinois over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Illinois State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

     (f)  THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY
AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENT OR AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENT (WHETHER ORAL OR WRITTEN) RELATED THERETO.

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                                        [ASSIGNOR]


                                        By: _____________________________
                                        Title: __________________________

                                        Address:

                                        [ASSIGNEE]


                                        By: _____________________________
                                        Title: __________________________

                                        Address:

                                  SCHEDULE 1

                      NOTICE OF ASSIGNMENT AND ACCEPTANCE
                      -----------------------------------


                                         _______________, ____



Bank of America Illinois, as
   Administrative Agent, Swing
   Line Lender and Issuing Lender
231 South LaSalle Street
Chicago, Illinois 60697
Attn:

Culligan Water Technologies, Inc.
One Culligan Plaza
Northbrook, Illinois 60063
Attn:  Michael E. Salvati


Ladies and Gentlemen:

     Please refer to the Credit Agreement dated as of April 30, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement") among Culligan
                                              ----------------
Water Technologies, Inc., various Subsidiaries thereof, various financial institutions, Harris Trust and Savings Bank, as Documentation Agent, LaSalle National Bank, as Documentation Agent, The First National Bank of Chicago, as Syndication Agent, and Bank of America Illinois, as Administrative Agent. Terms defined in the Credit Agreement are used herein as therein defined.

     1. We hereby give you notice of[, and request your consent to,] the assignment by __________________ (the "Assignor") to _______________ (the
                                       --------
"Assignee") pursuant to the Assignment and Acceptance Agreement attached hereto
---------
(the "Assignment and Acceptance") of:
      -------------------------

          (i) __% of the Assignor's Commitment, together with a corresponding portion of the Assignor's outstanding Revolving Loans, the Assignor's rights and obligations in respect of its participation (whether funded or unfunded) in Swing Line Loans and L/C Obligations; and

          (ii) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the other Loan Documents.

     After giving effect to such assignment, the Assignee shall have a Pro Rata Share equal to _______%. As of the Assignment Effective Date, the Pro Rata Share of the Assignor shall be reduced to _______%.

     2. The Assignee agrees that[, upon receiving the consent of the Administrative Agent, the Issuing Lender, the Swing Line Lender and Culligan to such assignment,] the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.

     3.   The following administrative details apply to the Assignee:

          (A)  Notice Address:

               Assignee name: __________________________
               Address:  _______________________________
                         _______________________________
                         _______________________________
               Attention:  _____________________________
               Telephone:  (___) _______________________
               Facsimile:  (___) ______________________

          (B)  Payment Instructions:

               Account No.:  ___________________________
                    At:       ___________________________
                              ___________________________
                              ___________________________
               Reference:    ___________________________
               Attention:    ___________________________

          (C)  Correspondent Bank for Assignee:

          (i)  Notice Address for Correspondent Bank:

               Correspondent Bank name: ________________
               Address:  _______________________________

                         _______________________________
                         _______________________________
               Attention:  _____________________________
               Telephone:  (___) _______________________
               Telecopier:  (___) ______________________
               Telex (Answerback):  ____________________

          (ii) Payment Instructions for Correspondent Bank:

               Account No.:  ___________________________
                    At:       ___________________________
                              ___________________________
                              ___________________________
               Reference:    ___________________________
               Attention:    ___________________________


     4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and the Assignee contained in the Assignment and Acceptance.

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                                   Very truly yours,

                                   [NAME OF ASSIGNOR]


                                   By:
                                   Title:


                                   By:
                                   Title:

                                   [NAME OF ASSIGNEE]


                                   By:
                                   Title:

                                   By:
                                   Title:


ACKNOWLEDGED [AND ASSIGNMENT
CONSENTED TO]:

CULLIGAN WATER TECHNOLOGIES, INC.


By:
Its:


BANK OF AMERICA ILLINOIS, as
  Administrative Agent


By: __________________________
Its:__________________________



BANK OF AMERICA ILLINOIS,
  as Issuing Lender


By: __________________________
Its:_________________________


BANK OF AMERICA ILLINOIS,
  as Swing Line Lender


By: __________________________
Its:_________________________

                                  EXHIBIT I-1

                                    FORM OF
                                REVOLVING NOTE


                                                             _____________, ____


     FOR VALUE RECEIVED, the undersigned (the "Borrower") hereby promises to pay
                                               --------
to the order of ___________________ (the "Lender"), on or before the Termination
                                          ------
Date, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement dated as of April 30, 1997 (as amended or otherwise modified from time to time, the "Credit
                                                               ------
Agreement") among [the Borrower/Culligan Water Technologies, Inc.], the Borrowing Subsidiaries party thereto [(including the Borrower)], various financial institutions (including the Lender), Harris Trust and Savings Bank, as Documentation Agent, LaSalle National Bank, as Documentation Agent, The First National Bank of Chicago, as Syndication Agent, and Bank of America Illinois, as Administrative Agent. The Borrower further promises to pay interest on the unpaid principal amount of all Revolving Loans made to the Borrower from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

     The Lender is authorized to endorse the amount and the date on which each Revolving Loan is made to the Borrower and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided that any failure to endorse such information on such schedule or
--------
continuation thereof shall not in any manner affect any obligation of the Borrower under the Credit Agreement or this Revolving Note (this "Note").
                                                                  ----

     This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which (among other things) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

    Terms defined in the Credit Agreement are used herein as defined therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                                        [BORROWER]


                                        By:_______________________________
                                        Title:____________________________

                                                              Schedule A to Note



               BASE RATE LOANS AND REPAYMENTS OF BASE RATE LOANS
               -------------------------------------------------


                                     (3)
                      (2)          Amount
                     Amount        of Base         (4)
          (1)        of Base      Rate Loan      Notation
          Date      Rate Loan      Repaid         Made By
        --------    ----------   ------------   ----------

                                                              Schedule B to Note


           OFFSHORE RATE LOANS AND REPAYMENTS OF OFFSHORE RATE LOANS
           ---------------------------------------------------------

                  (2)
           Currency         (3)          (4)
             and         Interest     Amount of
           Amount of    Period for     Offshore           (5)
    (1)     Offshore     Offshore        Rate          Notation
   Date    Rate Loan    Rate Loan    Loan Repaid        Made By

                                  EXHIBIT I-2

                                    FORM OF
                                SWING LINE NOTE



$5,000,000                                     ___________, ____



     FOR VALUE RECEIVED, the undersigned, Culligan Water Technologies, Inc. ("Culligan"), hereby promises to pay to the order of Bank of America Illinois
----------
("BofA"), as Swing Line Lender (the "Swing Line Lender"), on or before the
------                               -----------------
Termination Date, the principal amount of Five Million U.S. Dollars or, if less, the aggregate unpaid principal amount of all Swing Line Loans made by the Swing Line Lender to Culligan pursuant to the Credit Agreement dated as of April 30, 1997 (as amended or otherwise modified from time to time, the "Credit
                                                               ------
Agreement") among Culligan, certain Subsidiaries of Culligan, various financial institutions, Harris Trust and Savings Bank, as Documentation Agent, LaSalle National Bank, as Documentation Agent, The First National Bank of Chicago, as Syndication Agent, and Bank of America Illinois, as Administrative Agent. Culligan further promises to pay interest on the unpaid principal amount of the Swing Line Loans from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

     The Swing Line Lender is authorized to endorse the amount and the date on which each Swing Line Loan is made and each payment of principal with respect thereto on the schedule annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof;

provided that any failure to endorse such information on such schedule or
--------
continuation thereof shall not in any manner affect any obligation of Culligan under the Credit Agreement or this Swing Line Note.

     This Swing Line Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which (among other things) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     Terms defined in the Credit Agreement are used herein as defined therein unless otherwise defined herein. This Swing Line Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                         CULLIGAN WATER TECHNOLOGIES, INC.


                         By:______________________________
                         Title:___________________________

                                     I-2-2

                                   SCHEDULE


Schedule attached to Swing Line Note dated __________, ____ of Culligan Water Technologies, Inc. payable to the order of Bank of America Illinois, as Swing Line Lender.

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     Date of         Amount of                     Principal     Notation
    Swing Line      Swing Line      Amount of       Amount       Made By
       Loan             Loan        Repayment     Outstanding
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